UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-04025

AMERICAN CENTURY MUNICIPAL TRUST
(Exact name of registrant as specified in charter)

4500 MAIN STREET, KANSAS CITY, MISSOURI	64111
(Address of principal executive offices)	(Zip Code)

CHARLES A. ETHERINGTON 4500 MAIN STREET, KANSAS CITY, MISSOURI 64111
(Name and address of agent for service)

Registrant’s telephone number, including area code:	816-531-5575

Date of fiscal year end:	5-31

Date of reporting period:	05-31-2009

ITEM 1.  REPORTS TO STOCKHOLDERS.

Annual Report
May 31, 2009

American Century Investments

Tax-Free Money Market Fund

Tax-Free Bond Fund

President’s Letter

Dear Investor:

Thank you for investing with us during the financial reporting period ended May 31, 2009. We appreciate your trust in American Century Investments® during these challenging times.

The U.S. economy continued to struggle at the close of the reporting period, part of the lingering fallout from the subprime-initiated credit and financial crises and global recession that shook the capital markets during the past two years. The recession has affected everyone—from first-time individual investors to hundred-year-old financial institutions.

However, as we mark the second anniversary of the start of the subprime mortgage meltdown, the worst of the economic and financial market obstacles appear to be behind us. The rate of U.S. economic decline has slowed, as have the drop-offs in housing prices and jobs. Risk appetites returned to the markets in recent months, evidenced by the strong stock rebound since early March.

Risk was a predominant theme during the reporting period, as the investment pendulum swung from risk avoidance to risk acceptance. We believe, however, that caution and risk management are still advisable. We don’t think we’re out of the economic woods yet, not with mortgage and corporate default rates on the rise, housing prices still declining, and job losses still mounting.

Effective risk management requires a commitment to disciplined investment approaches that balance risk and reward, with the goal of setting and maintaining risk levels that are appropriate for portfolio objectives. At American Century Investments, we’ve stayed true to the principles that have guided us for over 50 years, including our commitment to delivering superior investment performance and helping investors reach their financial goals. Risk management is part of that commitment—we offer portfolios that can help diversify and stabilize investment returns.

The coming months will likely present additional challenges, but I’m certain that we have the investment professionals and processes in place to provide competitive and compelling long-term results for you. Thank you for your continued confidence in us.

Sincerely,

Jonathan S. Thomas
President and Chief Executive Officer
American Century Investments

Table of Contents

Market Perspective	2
U.S. Fixed-Income Total Returns	2

Tax-Free Money Market

Performance	3
Yields	4
Portfolio Composition by Credit Rating.	4
Portfolio Composition by Maturity.	4

Tax-Free Bond

Performance	5
Portfolio Commentary	7
Yields	9
Top Five States & Territories.	9
Portfolio Composition by Credit Rating.	9

Shareholder Fee Examples	10

Financial Statements

Schedule of Investments	12
Statement of Assets and Liabilities	37
Statement of Operations	38
Statement of Changes in Net Assets	39
Notes to Financial Statements	40
Financial Highlights	48
Report of Independent Registered Public Accounting Firm	51

Other Information

Management	52
Additional Information	55
Index Definitions	56

The opinions expressed in the Market Perspective and each of the Portfolio Commentaries reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century Investments or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Market Perspective

By David MacEwen, Chief Investment Officer, Fixed Income

Financial Sector Meltdown Led to Far-reaching Dislocations

Widespread credit and liquidity problems, along with unprecedented failures and takeovers of several major financial institutions, plagued the financial markets during most of the 12-month period. Despite massive U.S. government intervention in the financial system, credit remained scarce, and economic activity dropped sharply. In particular, U.S. GDP (gross domestic product) declined 6.3% in the fourth quarter of 2008 and 5.7% in the first quarter of 2009, the housing market continued to deteriorate, the unemployment rate soared to 8.9%, and consumer spending experienced its largest pullback in 50 years.

The deteriorating economy prompted the Federal Reserve (the Fed) to take aggressive action. In October the central bank made two 50-basis-point rate cuts, and in December it cut the federal funds target rate to an unprecedented range of 0% to 0.25%.

In this environment, high-quality securities outperformed. At the height of the financial crisis, demand for U.S. Treasuries skyrocketed, pushing Treasury prices higher and Treasury yields to record lows in December.

Municipals Shifted from Rut to Rally

As investors grappled with historic challenges, the municipal market faced a crisis of confidence. Limited demand from institutional buyers, combined with selling by hedge funds and a resulting supply surge, contributed to historic underperformance for municipal bonds midway through the 12-month period. Additionally, negative headlines regarding the collapse of bond insurers and state budget crises rattled the market’s perception of municipal credit quality, sparking tremendous volatility.

This unrest pushed municipal bond yields to unprecedented levels relative to U.S. Treasuries. For example, certain investment-grade municipal yields exceeded 150% of comparable Treasury yields. (The ratio historically has been approximately 90%.) This unusual environment helped spark a rally early in 2009.

By the end of May, the ratio between 10-year municipal and Treasury yields was a closer-to-normal 92%. We expect near-term demand for high-quality municipals to remain strong. Positive trends for the market include a likely increase in personal income tax rates, which would make the tax-free income from municipals even more attractive.

U.S. Fixed-Income Total Returns
For the 12 months ended May 31, 2009
Barclays Capital Municipal Market Indices		Taxable Market Returns
Municipal Bond	3.57%	Barclays Capital U.S. Aggregate Index	5.36%
3-Year Municipal Bond	5.83%	Barclays Capital U.S. Treasury Index	7.53%
5-Year General Obligation (GO) Bond	6.84%	3-Month Treasury Bill	1.20%
Long-Term Municipal Bond	-2.50%	10-Year Treasury Note	8.49%
Non-Investment-Grade Municipal Bond	-12.75%

2

Performance

Tax-Free Money Market

Total Returns as of May 31, 2009
Average Annual Returns
					Since	Inception
		1 year	5 years	10 years	Inception	Date
Investor Class		1.47%(1)	2.30%	2.18%	3.22%(1)	7/31/84
Average Return of Lipper’s
Tax-Exempt Money Market Funds(2)		1.02%	1.98%	1.92%	3.08%(3)	—
Fund’s Lipper Ranking
as of May 31, 2009(2)		7 of 102(1)	4 of 81	5 of 64	5 of 22(1)	—
as of June 30, 2009(2)		8 of 102(1)	4 of 81	5 of 64	5 of 22(1)	—
(1)	Class returns and rankings would have been lower if American Century Investments had not voluntarily waived a portion of its management fees.
(2)	Data provided by Lipper Inc. – A Reuters Company. © 2009 Reuters. All rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.
Lipper Fund Performance — Performance data is total return, and is preliminary and subject to revision.
Lipper Rankings — Rankings are based only on the universe shown and are based on average annual total returns. This listing might not represent the complete universe of funds tracked by Lipper.
The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable. Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.
(3)	Since 8/31/84, the date nearest the fund’s inception for which data are available.

Total Annual Fund Operating Expenses
Investor Class	0.51%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit ammericancentury.com. Investment income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax (AMT). Capital gains are not exempt from state and federal income tax.

An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

The 7-day current yield more closely reflects the current earnings of the fund than the total return.

3

Tax-Free Money Market

Yields as of May 31, 2009
7-Day Current Yield
After waiver(1)		0.43%
Before waiver		0.40%
7-Day Effective Yield(1)
		0.44%
7-Day Tax-Equivalent Current Yields(1)(2)
25.00% Tax Bracket		0.57%
28.00% Tax Bracket		0.60%
33.00% Tax Bracket		0.64%
35.00% Tax Bracket		0.66%
(1)	Yields would have been lower if a portion of fees had not been waived.
(2)	The tax brackets indicated are for federal taxes only. Actual tax-equivalent yields may be lower, if alternative minimum tax is applicable.

Portfolio Composition by Credit Rating
	% of fund investments	% of fund investments
	as of 5/31/09	as of 11/30/08
A-1+	77%	89%
A-1	23%	11%
Ratings provided by independent research companies. These ratings are listed in Standard & Poor’s format even if they were provided by other sources.

Portfolio Composition by Maturity
	% of fund investments	% of fund investments
	as of 5/31/09	as of 11/30/08
1-30 days	87%	83%
31-90 days	4%	—
91-180 days	4%	3%
More than 180 days	5%	14%

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit ammericancentury.com. Investment income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax (AMT). Capital gains are not exempt from state and federal income tax.

An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

The 7-day current yield more closely reflects the current earnings of the fund than the total return.

4

Performance

Tax-Free Bond

Total Returns as of May 31, 2009
		Average Annual Returns
				Since	Inception
	1 year	5 years	10 years	Inception	Date
Investor Class	3.58%	3.86%	4.49%	5.24%	3/2/87
Barclays Capital 5-Year
GO Bond Index(1)	6.84%	4.54%	4.79%	5.57%(2)	—
Average Return of Lipper’s
Intermediate Municipal
Debt Funds(3)	2.95%	3.28%	3.95%	5.37%(4)	—
Investor Class’s Lipper Ranking
as of May 31, 2009(3)	73 of 160	24 of 131	10 of 76	8 of 12	—
as of June 30, 2009(3)	59 of 159	21 of 129	11 of 76	8 of 12	—
Institutional Class	3.78%	4.07%	—	3.73%	4/15/03
(1)	Formerly Lehman Brothers Municipal 5-Year GO Index.
(2)	Since 2/28/87, the date nearest the Investor Class’s inception for which data are available.
(3)	Data provided by Lipper Inc. – A Reuters Company. © 2009 Reuters. All rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.
Lipper Fund Performance — Performance data is total return, and is preliminary and subject to revision.
Lipper Rankings — Rankings are based only on the universe shown and are based on average annual total returns. This listing might not represent the complete universe of funds tracked by Lipper.
The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to reliable. Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy sell any of the securities herein is being made by Lipper.
(4)	Since 3/31/87, the date nearest the Investor Class’s inception for which data are available.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. As interest rates rise, bond values will decline. Investment income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax (AMT). Capital gains are not exempt from state and federal income tax.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

5

Tax-Free Bond

One-Year Returns Over 10 Years
Periods ended May 31
	2000	2001	2002	2003	2004	2005	2006	2007	2008	2009
Investor Class	0.44%	10.77%	6.45%	9.31%	-0.79%	5.16%	1.87%	4.08%	4.66%	3.58%
Barclays Capital
5-Year GO
Bond Index	0.65%	10.17%	6.33%	8.72%	-0.22%	4.47%	1.24%	3.55%	6.71%	6.84%

Total Annual Fund Operating Expenses
	Investor Class						Institutional Class
	0.49%						0.29%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. As interest rates rise, bond values will decline. Investment income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax (AMT). Capital gains are not exempt from state and federal income tax.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

6

Portfolio Commentary

Tax-Free Bond

Portfolio Managers: Alan Kruss, Joseph Gotelli, and Steven Permut

Performance Summary

Tax-Free Bond returned 3.58%* for the 12 months ended May 31, 2009. By comparison, the Barclays Capital 5-Year GO Bond Index returned 6.84%. The average return of the intermediate municipal debt funds tracked by Lipper Inc. was 2.95% for the same period. The portfolio’s average annual returns also exceeded those of its Lipper group average for the five- and 10-year periods ended in May (see page 5).

The portfolio’s positive absolute returns reflect the dramatic reversal in municipal market performance since year-end 2008 (see the Market Perspective on page 2). Relative to the Barclays Index, the fund and Lipper group average underperformed because intermediate-term general obligation bonds made up the best-performing segment of the municipal market for the 12 months. However, we think the portfolio held up better than its Lipper peer group average thanks to some of our yield curve, credit, and sector allocation decisions.

Credit Allocation Contributed

We generally maintain very high average credit quality—indeed, more than 70% of assets were in bonds rated AAA or AA as of May 31. These were the two best-performing ratings tranches in the municipal market for the 12 months. In addition, performance benefited from our decision in late 2008 to increase our exposure to A-rated bonds trading at what we thought were very attractive levels. Bonds rated A outperformed those rated AAA and AA by a wide margin in the last five months.

Curve Trade Helped

The portfolio benefited early in the period from the yield curve steepening bias we had in place using municipal bonds and two- and 30-year Treasury futures (the trade was based on the expectation that the yield difference, or spread, between two- and 30-year Treasury securities would widen, which it did). We closed out those positions in late 2008, when the curve was near its widest point. With spreads wide against a poor economic backdrop and the market worried about deflation, we thought it was prudent to lock in our profits from this long-running trade.

Sector Allocation Mixed

The dramatic reversal in the municipal market from 2008 to 2009 had profound implications for many of our sector trades. Throughout the period, we favored health care and higher-education bonds, as well as more recession-resistant essential service revenue bonds, such as water, sewer, and electric power issues. This positioning was a key source of strength, as education and water and sewer bonds were some of the best performing segments of the market for the 12-month period.

*All fund returns referenced in this commentary are for Investor Class shares.

7

Tax-Free Bond

At the same time, we avoided corporate-backed airline and tobacco bonds. That positioning contributed significantly to the portfolio’s relative results in 2008, when these securities lagged badly. But because corporate-backed bonds rallied sharply in 2009, it hurt performance in recent months to have no exposure to these sectors.

Outlook

“The municipal market’s strong absolute performance relative to Treasury bonds in recent months complicates the outlook for the sector,” said Steven Permut, leader of the municipal bond team at American Century Investments. “First, the market has rallied even though economic fundamentals remain poor. In that environment, we think tax-based bonds and those issued by local governments are likely to face challenges. We think these conditions put a premium on careful credit analysis and individual security selection—what we believe are two strengths of our management approach. As a result, we’re likely to continue to favor what we believe to be attractively valued, well-structured deals in the essential service, health care, and higher-education segments.”

“Second,” continued Permut, “the market’s technical backdrop has improved significantly in recent months. While that is generally positive, we worry that the market may be subject to some degree of reversal after such a short, sharp move. Nevertheless, the market is likely to be supported by the fact that municipal bond yields remain attractive relative to fully taxable investments when compared with historical averages.”

8

Tax-Free Bond

Yields as of May 31, 2009
30-Day SEC Yield
Investor Class		3.09%
Institutional Class		3.29%

Investor Class 30-Day Tax-Equivalent Yields(1)
25.00% Tax Bracket		4.12%
28.00% Tax Bracket		4.29%
33.00% Tax Bracket		4.61%
35.00% Tax Bracket		4.75%
(1) The tax brackets indicated are for federal taxes only. Actual tax-equivalent yields may be lower, if alternative minimum tax is applicable.

Top Five States & Territories as of May 31, 2009
	% of net assets	% of net assets
	as of 5/31/09	as of 11/30/08
California	14.6%	7.8%
New York	9.3%	10.7%
Florida	6.1%	5.6%
Arizona	6.0%	7.3%
Illinois	5.2%	5.6%

Portfolio Composition by Credit Rating
	% of fund investments	% of fund investments
	as of 5/31/09	as of 11/30/08
AAA	41%	43%
AA	32%	31%
A	17%	12%
BBB	10%	13%
Not Rated	—	1%
Ratings provided by independent research companies. These ratings are listed in Standard & Poor’s format even if they were provided by other sources.

9

Shareholder Fee Examples (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/ exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from December 1, 2008 to May 31, 2009.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or Amer-ican Century Investments Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

10

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(1)	Annualized
	12/1/08	5/31/09	12/1/08 - 5/31/09	Expense Ratio(1)
Tax-Free Money Market
Actual
Investor Class	$1,000	$1,004.00	$2.55	0.51%
(after waiver)(2)
Investor Class	$1,000	$1,004.00(3)	$2.75	0.55%
(before waiver)
Hypothetical
Investor Class	$1,000	$1,022.39	$2.57	0.51%
(after waiver)(2)
Investor Class	$1,000	$1,022.19	$2.77	0.55%
(before waiver)

Tax-Free Bond
Actual
Investor Class	$1,000	$1,064.30	$2.52	0.49%
Institutional Class	$1,000	$1,065.40	$1.49	0.29%
Hypothetical
Investor Class	$1,000	$1,022.49	$2.47	0.49%
Institutional Class	$1,000	$1,023.49	$1.46	0.29%

(1)	Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.
(2)	During the six months ended May 31, 2009, the class received a partial waiver of its management fees.
(3)	Ending account value assumes the return earned after waiver. The return would have been lower had fees not been waived and would have resulted in a lower ending account value.

11

Schedule of Investments
Tax-Free Money Market

MAY 31, 2009

	Principal			Principal
	Amount	Value		Amount	Value
Municipal Securities — 98.6%			COLORADO — 5.5%
Adams & Arapahoe Counties
ARIZONA — 0.4%			Joint School District No. 28J
Tucson Industrial			GO, 4.00%, 12/1/09	$ 1,010,000	$ 1,021,239
Development Auth. Rev.,			Avon Industrial Development
(Louisiana Entrada			Rev., (Kroger Co.), VRDN,
Apartments), VRDN,			0.49%, 6/4/09 (LOC: U.S.
0.33%, 6/4/09 (FNMA)			Bank N.A.)	2,745,000	2,745,000
(LIQ FAC: FNMA)	$ 1,325,000	$ 1,325,000	Colorado Educational &
CALIFORNIA — 6.7%			Cultural Facilities Auth. Rev.,
Alameda County Industrial			(Capital Christian School),
Development Auth. Rev.,			VRDN, 0.47%, 6/4/09 (LOC:
(BAT Properties LLC),			Stockmans Bank and Union
VRDN, 0.68%, 6/4/09 (LOC:			Bank of California N.A.)	5,250,000	5,250,000
Bank of the West)	4,300,000	4,300,000	Colorado Springs School
California Economic			District No. 11 Facilities
Development Financing			Corp. COP, VRDN, 1.05%,
Auth. Rev., (Wesflex Pipe			6/4/09 (FSA) (SBBPA:
Manufacturing), VRDN,			JPMorgan Chase Bank)	5,015,000	5,015,000
0.90%, 6/4/09 (LOC: Wells			Hotchkiss Industrial
Fargo Bank N.A.)	883,364	883,364	Development Rev., (Kroger
California Educational			Co.), VRDN, 0.49%, 6/4/09
Facilities Auth. Rev., Series			(LOC: U.S. Bank N.A.)	1,500,000	1,500,000
2002 A, (Art Center Design			Thornton Industrial
College), VRDN, 0.50%,			Development Rev., (Kroger
6/4/09 (LOC: Allied Irish			Co.), VRDN, 0.49%, 6/4/09
Bank plc)	1,600,000	1,600,000	(LOC: U.S. Bank N.A.)	2,900,000	2,900,000
California Enterprise					18,431,239
Development Auth. Rev.,
Series 2008 A, (Pocino			FLORIDA — 9.2%
Foods Co.), VRDN, 0.54%,			Austin Trust Various States
6/4/09 (LOC: City National			Rev., Series 2008-3029X,
Bank and FHLB)	3,665,000	3,665,000	VRDN, 0.64%, 6/4/09
California Statewide			(NATL) (LIQ FAC: Bank of
Communities Development			America N.A.)	5,400,000	5,400,000
Auth. Rev., (St. Mary &			Escambia County Health
All Angels School), VRDN,			Facilities Auth., Series
0.50%, 6/4/09 (LOC: Allied			2003 A, (Azalea Trace,
Irish Bank plc)	1,155,000	1,155,000	Inc.), VRDN, 0.35%, 6/1/09
Highland Redevelopment			(Radian) (LOC: Bank of
Agency Multi-Family			America N.A.) (SBBPA:
Housing Rev., (Jeffrey Court			Bank of America N.A.)	840,000	840,000
Senior Apartments), VRDN,			Escambia County Solid
1.00%, 6/4/09 (LOC: East			Waste Disposal System Rev.,
West Bank and FHLB)	3,500,000	3,500,000	(Gulf Power Co.), VRDN,
San Diego County COP,			0.33%, 6/1/09	7,050,000	7,050,000
0.50%, 6/4/09 (LOC: Allied			JP Morgan Chase
Irish Bank plc)	1,495,000	1,495,000	PUTTERs/DRIVERs Trust
Santa Rosa Wastewater			COP, Series 2009-3441,
Rev., Series 2004 A, 1.35%,			VRDN, 0.59%, 6/4/09
6/4/09 (LOC: Landesbank			(Ambac) (LIQ FAC:
Baden-Württemberg)	5,900,000	5,900,000	JPMorgan Chase Bank)(1)	4,000,000	4,000,000
22,498,364

12

Tax-Free Money Market

	Principal			Principal
	Amount	Value		Amount	Value
JP Morgan Chase			INDIANA — 0.8%
PUTTERs/DRIVERs Trust			Jasper County Industrial
Rev., Series 2009-3359,			Development Rev.,
VRDN, 0.59%, 6/4/09			(Newberry Farms LLC),
(NATL/FGIC) (LIQ FAC:			VRDN, 0.74%, 6/4/09
JPMorgan Chase Bank)(1)	$ 9,890,000	$ 9,890,000	(LOC: Farm Credit Services
JP Morgan Chase			of America and Bank of
PUTTERs/DRIVERs Trust			the West)	$ 2,800,000	$ 2,800,000
Rev., Series 2009-3439,			IOWA — 2.3%
VRDN, 1.34%, 6/4/09
(FSA-CR/XLCA) (LIQ FAC:			Buffalo Pollution Control
JPMorgan Chase Bank)(1)	3,695,000	3,695,000	Rev., Series 1991 B,
(Lafarge Corp.), VRDN,
		30,875,000	0.60%, 6/4/09 (LOC:
HAWAII — 0.7%			BNP Paribas)	5,250,000	5,250,000
Hawaii Pacific Health			Orange City Industrial
Special Purpose Rev.,			Development Rev., (Vogel
Series 2004 B, (Department			Enterprises Ltd.), VRDN,
Budget & Finance), VRDN,			0.63%, 6/4/09 (LOC:
0.43%, 6/3/09 (Radian)			U.S. Bank N.A.)	2,600,000	2,600,000
(LOC: Bank of Nova Scotia)	450,000	450,000			7,850,000
Hawaii Pacific Health			KANSAS — 0.8%
Special Purpose Rev., Series
2004 B2, (Department			Hutchinson Industrial
Budget & Finance), VRDN,			Development Rev., (Kroger
0.43%, 6/3/09 (Radian)			Co.), VRDN, 0.49%, 6/4/09
(LOC: Bank of Nova Scotia)	2,000,000	2,000,000	(LOC: U.S. Bank N.A.)	1,000,000	1,000,000
		2,450,000	Shawnee Private Activity
Rev., (Simmons Co.), VRDN,
IDAHO — 1.8%			0.67%, 6/3/09 (LOC:
Idaho Tax Anticipation Notes			Deutsche Bank AG)	1,510,000	1,510,000
GO, 3.00%, 6/30/09	6,000,000	6,005,994			2,510,000
ILLINOIS — 5.1%			KENTUCKY — 1.5%
Illinois Development Finance			Kentucky Asset/Liability
Auth. Rev., (Aurora Central			Commission Tax & Rev.
Catholic High School),			Anticipation Notes, Series
VRDN, 1.38%, 6/3/09 (LOC:			2008 A, 3.00%, 6/25/09	3,000,000	3,002,365
Allied Irish Bank plc)	2,000,000	2,000,000	Murray Industrial Building
Illinois GO, 3.00%, 4/1/10	6,000,000	6,079,075	Rev., (Kroger Co.), VRDN,
Illinois Housing Development			0.49%, 6/4/09 (LOC:
Auth. Multi-Family Housing			U.S. Bank N.A.)	1,000,000	1,000,000
Rev., (Rome Meadows),			Winchester Industrial
VRDN, 0.87%, 6/4/09			Building Rev., (Kroger Co.),
(LOC: First National Bank			VRDN, 0.49%, 6/4/09
and FHLB)	1,970,000	1,970,000	(LOC: U.S. Bank N.A.)	1,000,000	1,000,000
Illinois Sales Tax Rev.,					5,002,365
5.00%, 6/15/09	2,270,000	2,272,624	LOUISIANA — 0.6%
Lake County Multi-Family
Housing Rev., Series 2007			Louisiana Local Government
G03, (MERLOTs), VRDN,			Environmental Facilities &
1.26%, 6/3/09 (LOC:			Community Development
Wachovia Bank N.A.)	4,595,000	4,595,000	Auth. Rev., (Hollybrook
Enterprises LLC), VRDN,
		16,916,699	0.74%, 6/4/09 (LOC: First
South Farm Credit and Wells
			Fargo Bank N.A.)	2,080,000	2,080,000

13

Tax-Free Money Market

	Principal			Principal
	Amount	Value		Amount	Value
MAINE — 0.4%			Missouri Health &
Dover & Foxcroft Rev.,			Educational Facilities
(Pleasant River), VRDN,			Auth. Rev., (Pembroke Hill
0.77%, 6/4/09 (LOC:			School), VRDN, 0.49%,
CoBANK ACB and Wells			6/4/09 (LOC: Commerce
Fargo Bank N.A.)	$ 1,450,000	$ 1,450,000	Bank N.A.)	$ 8,950,000	$ 8,950,000
MARYLAND — 0.9%			University City Industrial
			Development Rev., (Winco
Baltimore Industrial			Redevelopment Corp., Inc.),
Development Auth.			VRDN, 0.65%, 6/4/09 (LOC:
Rev., (Baltimore Capital			Commerce Bank N.A.)	1,940,000	1,940,000
Acquisition), VRDN,
0.40%, 6/3/09 (LOC:					21,890,000
Bayerische Landesbank)	3,050,000	3,050,000	NEVADA — 0.5%
MICHIGAN — 4.2%			Nevada Housing Division
Michigan Anticipation			Multi-Family Housing Rev.,
Notes GO, Series 2008 A,			(Golden Apartments),
3.00%, 9/30/09	12,000,000	12,037,137	VRDN, 0.90%, 6/4/09
			(Freddie Mac) (LIQ FAC:
Michigan GO, Series 2008 B,			Freddie Mac)	1,700,000	1,700,000
3.00%, 9/30/09	2,000,000	2,008,828
		14,045,965	NEW HAMPSHIRE — 0.4%
			New Hampshire Health &
MINNESOTA — 3.5%			Education Facilities Auth.
Minneapolis Housing			Rev., (Proctor Academy),
Development Rev.,			VRDN, 1.25%, 6/4/09 (LOC:
(One Ten Grant), VRDN,			Allied Irish Bank plc)	1,200,000	1,200,000
0.65%, 6/4/09 (FNMA)			NEW MEXICO — 0.3%
(LIQ FAC: FNMA)	6,190,000	6,190,000
			Santa Fe County Education
Owatonna Housing Rev.,			Facilities Rev., Series 2008
Series 2003 A, (Second			A, (Archidicese Santa Fe
Century Housing), VRDN,			School), VRDN, 0.50%,
0.59%, 6/4/09 (LOC:			6/4/09 (LOC: Allied
American Bank of St. Paul			Irish Bank plc)	1,000,000	1,000,000
and FHLB)	3,500,000	3,500,000
St. Paul Port Auth. Rev.,			NEW YORK — 1.9%
Series 2005-7, (Public			JP Morgan Chase
Radio), VRDN, 0.65%,			PUTTERs/DRIVERs Trust
6/1/09 (LOC: Allied Irish			Rev., Series 2008-3127,
Bank plc)	1,955,000	1,955,000	VRDN, 0.47%, 6/4/09
			(BHAC-CR/Ambac)
		11,645,000	(LIQ FAC: JPMorgan
MISSISSIPPI — 1.7%			Chase Bank)(1)	3,215,000	3,215,000
Mississippi Business Finance			New York City Industrial
Corp. Rev., (St. Andrews			Development Agency
Episcopal School), VRDN,			Civic Facility Rev., (1998
1.39%, 6/4/09 (LOC: Allied			Peninsula Hospital Center),
Irish Bank plc)	3,820,000	3,820,000	VRDN, 2.35%, 6/4/09 (LOC:
Mississippi Business Finance			JPMorgan Chase Bank)	1,195,000	1,195,000
Corp. Rev., Series 2004 B,			New York City Transitional
VRDN, 0.51%, 6/4/09 (LOC:			Finance Auth. Special
Wells Fargo Bank N.A.)	1,845,000	1,845,000	Tax Rev., Series 2001 C,
		5,665,000	VRDN, 0.70%, 6/3/09
MISSOURI — 6.5%			(LIQ FAC: Landesbank
			Baden-Württemberg)	2,000,000	2,000,000
Jackson County Industrial
Development Auth. Rev.,					6,410,000
(Linda Hall Library), VRDN,
0.49%, 6/4/09 (LOC:
Commerce Bank N.A.)	11,000,000	11,000,000

14

Tax-Free Money Market

	Principal			Principal
	Amount	Value		Amount	Value
NORTH CAROLINA — 1.0%			Puerto Rico Tax & Rev.
North Carolina Capital			Anticipation Notes Rev.,
Facilities Finance Agency			Series 2008 A2,
Rev., (Greensboro College),			3.00%, 7/30/09 (LOC:
VRDN, 0.35%, 6/4/09 (LOC:			BNP Paribas)	$ 4,000,000	$ 4,008,672
Branch Banking & Trust)	$ 3,335,000	$ 3,335,000			12,008,672
PENNSYLVANIA — 10.7%			RHODE ISLAND — 1.0%
Bermudian Springs School			Rhode Island Health &
District GO, VRDN, 0.90%,			Educational Building Corp.
6/4/09 (FSA) (SBBPA:			Rev., (Portsmouth Abbey
Royal Bank of Canada)	5,915,000	5,915,000	School), VRDN, 0.26%,
Butler County General Auth.			6/1/09 (LOC: Bank of
Rev., (Mars Area School			America N.A.)	3,460,000	3,460,000
District), VRDN, 1.50%,			TENNESSEE — 2.7%
6/4/09 (FSA) (SBBPA:			Bradley County Industrial
Wachovia Bank N.A.)	1,900,000	1,900,000	Development Board Rev.,
Butler County General Auth.			(Kroger Co.), VRDN,
Rev., (Pine Richland School			0.49%, 6/4/09 (LOC:
District), VRDN, 1.50%,			U.S. Bank N.A.)	7,880,000	7,880,000
6/4/09 (FSA) (SBBPA:			Greeneville Industrial
Wachovia Bank N.A.)	1,205,000	1,205,000	Development Board Rev.,
Hanover Public School			(Pet, Inc.), VRDN, 0.59%,
District GO, VRDN, 0.90%,			6/4/09 (LOC: BNP Paribas)	1,000,000	1,000,000
6/4/09 (FSA) (SBBPA:					8,880,000
Royal Bank of Canada)	2,005,000	2,005,000	TEXAS — 17.5%
JP Morgan Chase			Brazos Harbor Industrial
PUTTERs/DRIVERs Trust			Development Corp. Rev.,
GO, Series 2009-3405,			(BASF Corp.), VRDN,
VRDN, 0.59%, 6/4/09 (FSA)			0.98%, 6/3/09	14,400,000	14,400,000
(LIQ FAC: JPMorgan
Chase Bank)(1)	3,000,000	3,000,000	Crawford Education
			Facilities Corp. Rev., Series
RBC Municipal Products,			2004 A, (University Parking
Inc. Trust Rev., Series			System), VRDN, 1.05%,
2008 C13, VRDN, 0.44%,			6/4/09 (LOC: BNP Paribas)	10,000,000	10,000,000
6/4/09 (LOC: Royal Bank
of Canada) (LIQ FAC: Royal			Hale County Industrial
Bank of Canada)(1)	7,000,000	7,000,000	Development Corp. Rev.,
			(Struikmans), VRDN, 0.74%,
RBC Municipal Products,			6/4/09 (LOC: Farm Credit
Inc. Trust Rev., Series			Services of America and
2008 E11, VRDN, 0.44%,			Bank of the West)	3,000,000	3,000,000
6/4/09 (LOC: Royal Bank
of Canada) (LIQ FAC: Royal			Hunt Memorial Hospital
Bank of Canada)(1)	4,995,000	4,995,000	District Rev., VRDN, 2.40%,
			6/4/09 (FSA) (SBBPA:
York General Auth. Finance			Chase Bank of Texas N.A.)	3,560,000	3,560,000
Rev., Series 1996 C, VRDN,
2.35%, 6/4/09 (FSA)			JP Morgan Chase
(SBBPA: Wachovia			PUTTERs/DRIVERs Trust
Bank N.A.)	9,625,000	9,625,000	Rev., Series 2009-3418,
			VRDN, 0.59%, 6/4/09 (FSA)
		35,645,000	(LIQ FAC: JPMorgan
PUERTO RICO — 3.6%			Chase Bank)(1)	2,025,000	2,025,000
Austin Trust Various States,			Muleshoe Economic
Series 2008-355, VRDN,			Development Corp. Rev.,
0.79%, 6/4/09 (LOC: Bank			(John Lyle & Grace Ajean),
of America N.A.) (SBBPA:			VRDN, 0.69%, 6/4/09 (LOC:
Bank of America N.A.)	8,000,000	8,000,000	Wells Fargo Bank N.A.)	5,090,000	5,090,000

15

Tax-Free Money Market

	Principal			Principal
	Amount	Value		Amount	Value
Port of Corpus Christi Auth.			WISCONSIN — 1.2%
of Nueces County Solid			Verona Industrial
Waste Disposal Rev., (Flint			Development Rev.,
Hills Resources, LP), VRDN,			(Latitude Corp.), VRDN,
0.82%, 6/3/09	$ 4,500,000	$ 4,500,000	0.53%, 6/4/09 (LOC:
Port of Corpus Christi Auth.			U.S. Bank N.A.)	$ 4,175,000	$ 4,175,000
of Nueces County Solid			TOTAL INVESTMENT
Waste Disposal Rev., (Flint			SECURITIES — 98.6%		330,162,957
Hills Resources, LP), VRDN,
0.82%, 6/3/09	6,000,000	6,000,000	OTHER ASSETS
			AND LIABILITIES — 1.4%		4,604,878
Tarrant County Cultural
Education Facilities			TOTAL NET ASSETS — 100.0%		$334,767,835
Finance Corp. Rev., (Baylor
Health Care System),			Notes to Schedule of Investments
5.00%, 11/15/09	1,000,000	1,014,271	Ambac = Ambac Assurance Corporation
Texas Tax & Rev.			BHAC = Berkshire Hathaway Assurance Corporation
Anticipation Notes,
3.00%, 8/28/09	9,000,000	9,019,046	BHAC-CR = Berkshire Hathaway Assurance Corporation —
		58,608,317	Custodial Receipts
VIRGINIA — 1.5%			COP = Certificates of Participation
Alexandria Industrial			DRIVERs = Derivative Inverse Tax-Exempt Receipts
Development Auth. Rev.,			FHLB = Federal Home Loan Bank
Series 2000 B, (Institute			FGIC = Financial Guaranty Insurance Company
for Defense Analyses),			FNMA = Federal National Mortgage Association
VRDN, 0.39%, 6/4/09
(Ambac) (LOC: Branch			FSA = Financial Security Assurance, Inc.
Banking & Trust)	4,900,000	4,900,000	FSA-CR = Financial Security Assurance, Inc. — Custodian Receipts
WASHINGTON — 3.7%			GO = General Obligation
King County School District			LIQ FAC = Liquidity Facilities
No. 210 GO, 4.00%, 12/1/09			LOC = Letter of Credit
(School Bond Guarantee)	3,175,000	3,217,531	MERLOTs = Municipal Exempt Receipts Liquidity Optional Tenders
King County School District
No. 414 GO, 4.00%, 12/1/09			NATL = National Public Finance Guarantee Corporation
(School Bond Guarantee)	1,500,000	1,516,545	PUTTERs = Puttable Tax-Exempt Receipts
Metropolitan Park District of			Radian = Radian Asset Assurance, Inc.
Tacoma GO, 3.50%, 12/1/09	1,650,000	1,663,042	SBBPA = Standby Bond Purchase Agreement
Snohomish & Island			VRDN = Variable Rate Demand Note. Interest reset date is indicated.
Counties School District No.			Rate shown is effective at the period end.
401 GO, 3.00%, 12/15/09			XLCA = XL Capital Ltd.
(School Bond Guarantee)	1,945,000	1,963,224
Washington Economic			(1) Security was purchased under Rule 144A or Section 4(2) of
Development Finance Auth.			the Securities Act of 1933 or is a private placement and, unless
Rev., Series 2007 E, (Mesa			registered under the Act or exempted from registration, may only
Dairy LLC.), VRDN, 0.74%,			be sold to qualified institutional investors. The aggregate value
6/4/09 (LOC: Citizens			of these securities at the period end was $37,820,000, which
Business Bank and Wells			represented 11.3% of total net assets. None of these securities
Fargo Bank N.A.)	3,990,000	3,990,000	were considered illiquid.
12,350,342

See Notes to Financial Statements.

16

Tax-Free Bond

MAY 31, 2009

	Principal			Principal
	Amount	Value		Amount	Value
Municipal Securities — 99.1%			Arizona State University
COP, Series 2006 A,
ALABAMA — 0.4%			(University of Arizona),
Alabama Water Pollution			5.00%, 6/1/18 (Ambac)(1)	$ 1,935,000	$ 2,085,272
Control Auth. Rev., 5.75%,			Arizona Tourism & Sports
8/15/18 (Ambac)(1)	$ 765,000	$ 792,525	Auth. Rev., (Baseball
East Central Industrial			Training Facilities),
Development Auth. Rev.,			5.00%, 7/1/11(1)	1,000,000	1,008,040
5.25%, 9/1/13 (Ambac)(1)	810,000	812,033	Arizona Tourism & Sports
Helena Utilities Board Rev.,			Auth. Rev., (Baseball
5.75%, 4/1/12, Prerefunded			Training Facilities),
at 101% of Par (NATL)(1)(2)	645,000	729,882	5.00%, 7/1/12(1)	1,000,000	1,005,070
Helena Utilities Board Rev.,			Arizona Tourism & Sports
5.75%, 4/1/12, Prerefunded			Auth. Rev., (Baseball
at 101% of Par (NATL)(1)(2)	790,000	893,964	Training Facilities),
Helena Utilities Board Rev.,			5.00%, 7/1/13(1)	1,880,000	1,880,602
5.75%, 4/1/12, Prerefunded			Arizona Tourism & Sports
at 101% of Par (NATL)(1)(2)	840,000	950,544	Auth. Rev., Series 2003
Helena Utilities Board Rev.,			A, (Multipurpose Stadium
5.75%, 4/1/12, Prerefunded			Facility), 5.25%, 7/1/17,
at 101% of Par (NATL)(1)(2)	1,035,000	1,171,206	Partially Prerefunded at
			100% of Par (NATL)(1)(2)	2,000,000	2,081,880
5,350,154
Energy Management
ALASKA — 0.1%			Services LLC Rev., (Arizona
Aleutians East Borough			State University - Main
Project Rev., (Aleutian			Campus), 4.50%,
Pribilof Islands, Inc.), 5.00%,			7/1/11 (NATL)(1)	1,910,000	2,042,076
6/1/20 (ACA)(1)	2,125,000	1,446,764	Energy Management
ARIZONA — 6.0%			Services LLC Rev., (Arizona
Arizona Health Facilities			State University - Main
Auth. Rev., (Blood Systems,			Campus), 4.50%,
Inc.), 4.00%, 4/1/12(1)	1,275,000	1,289,114	7/1/12 (NATL)(1)	2,130,000	2,320,805
Arizona Health Facilities			Glendale Industrial
Auth. Rev., (Blood Systems,			Development Auth. Rev.,
Inc.), 5.00%, 4/1/21(1)	1,000,000	1,002,060	Series 2001 A, (Midwestern
Arizona Health Facilities			University), 5.75%, 5/15/11,
Auth. Rev., Series 2007 B,			Prerefunded at 101%
(Banner Health), VRDN,			of Par(1)(2)	500,000	547,610
1.62%, 7/1/09, resets			Maricopa County Gilbert
quarterly at 67% of the			Unified School District No.
3-month LIBOR plus 0.81%			41 GO, 5.75%,
with no caps(1)	7,500,000	3,577,500	7/1/11 (FSA)(1)	1,155,000	1,264,841
Arizona Health Facilities			Maricopa County Phoenix
Auth. Rev., Series 2008 D,			Union High School District
(Banner Health),			No. 210 GO, 4.75%,
5.00%, 1/1/15(1)	3,000,000	3,167,280	7/1/11 (FSA)(1)	1,445,000	1,554,228
Arizona School Facilities			Maricopa County Saddle
Board Rev., (State School			Mountain Unified School
Improvement), 5.50%,			District No. 90 GO,
7/1/11, Prerefunded at 100%			Series 2003 A, (School
of Par(1)(2)	1,750,000	1,913,327	Improvements),
			5.00%, 7/1/10(1)	1,955,000	2,005,224

17

Tax-Free Bond

	Principal			Principal
	Amount	Value		Amount	Value
Maricopa County Saddle			Phoenix GO, Series 1995 A,
Mountain Unified School			6.25%, 7/1/17(1)	$ 1,070,000	$ 1,326,768
District No. 90 GO,			Phoenix Industrial
Series 2003 A, (School			Development Auth.
Improvements),			Government Office Lease
5.25%, 7/1/11(1)	$ 2,415,000	$ 2,538,189	Rev., (Capitol Mall LLC),
Maricopa County Saddle			5.00%, 9/15/26 (Ambac)(1)	1,750,000	1,782,970
Mountain Unified School			Pima County Indian Oasis-
District No. 90 GO,			Baboquivari Unified School
Series 2003 A, (School			District No. 40 Rev.,
Improvements),			Series 2002 A, 4.60%,
5.25%, 7/1/12(1)	2,000,000	2,140,300	7/1/13 (NATL)(1)	1,200,000	1,271,136
Maricopa County Scottsdale			Pima County Marana Unified
Unified School District No.			School District No. 6 GO,
48 GO, 6.60%, 7/1/12(1)	1,000,000	1,152,380	5.50%, 7/1/15
Mohave County Community			(NATL/FGIC)(1)	1,125,000	1,175,872
College District Rev., 5.75%,			Pima County Metropolitan
3/1/14 (Ambac)(1)	1,265,000	1,298,181	Domestic Water
Mohave County Community			Improvement District Rev.,
College District Rev., (State			5.25%, 7/1/18 (Ambac)(1)	1,710,000	1,901,777
Board of Directors), 6.00%,			Pima County Metropolitan
3/1/10, Prerefunded at			Domestic Water
100% of Par (NATL)(1)(2)	2,150,000	2,240,494	Improvement District Rev.,
Mohave County Industrial			5.25%, 7/1/19 (Ambac)(1)	1,800,000	1,989,936
Development Auth.			Pima County Tucson Unified
Correctional Facilities			School District No. 1 GO,
Contract Rev., (Mohave			4.625%, 7/1/13 (FSA)(1)	2,600,000	2,824,588
Prison, LLC Expansion),
8.00%, 5/1/25(1)	5,000,000	5,604,400	Pinal County Apache
			Junction Unified School
Mohave County Industrial			District No. 43 GO,
Development Auth. Rev.,			Series 2006 B, (School
Series 2004 A, (Mohave			Improvement), 5.00%,
Prison), 5.00%,			7/1/16, Prerefunded at 100%
4/1/14 (XLCA)(1)(2)	1,655,000	1,890,258	of Par (FGIC)(1)(2)	775,000	909,199
Navajo County Unified			Pinal County COP, 4.75%,
School District No. 20 Rev.,			6/1/13 (Ambac)(1)	820,000	858,761
Series 2006 A, 5.00%,
7/1/17 (NATL)(1)	1,815,000	1,995,901	Pinal County COP, 5.00%,
Phoenix Civic Improvement			12/1/25(1)	3,970,000	3,793,772
Corp. Waste System Rev.,			Queen Creek Improvement
(Junior Lien), 6.25%,			District No. 1 Special Tax
7/1/10, Prerefunded at 101%			Rev., 5.00%, 1/1/16(1)	1,000,000	938,410
of Par (FGIC)(1)(2)	1,000,000	1,071,560	Scottsdale GO, 6.25%,
Phoenix Civic Improvement			7/1/09, Prerefunded at
Corp. Wastewater System			100% of Par(1)(2)	1,600,000	1,608,240
Rev., (Senior Lien),			Sedona COP, 5.75%, 7/1/09,
5.50%, 7/1/24(1)	1,750,000	1,914,815	Prerefunded at 101%
Phoenix Civic Improvement			of Par(1)(2)	1,000,000	1,014,770
Corp. Water System Rev.,			South Tucson Municipal
(Junior Lien), 5.50%, 7/1/19			Property Corp. Rev., 5.50%,
(NATL/FGIC)(1)	1,000,000	1,075,960	6/1/11, Prerefunded at
Phoenix Civic Improvement			100% of Par(1)(2)	3,085,000	3,339,081
Corp. Water System Rev.,			University of Arizona COP,
Series 2008 A, (Senior Lien),			5.50%, 6/1/12, Prerefunded
5.00%, 7/1/38(1)	1,000,000	983,390	at 100% of Par (Ambac)(1)(2)	1,505,000	1,684,336
					79,070,373

18

Tax-Free Bond

	Principal			Principal
	Amount	Value		Amount	Value
CALIFORNIA — 13.3%			California Health Facilities
ABAG Tax Allocation Rev.,			Financing Auth. Rev.,
Series 2007 A, 5.00%,			Series 2009 A, (Adventist
9/1/33 (Ambac)(1)	$ 1,195,000	$ 1,003,071	Health System West),
			5.75%, 9/1/39(1)	$ 2,500,000	$ 2,515,150
Butte County Housing Auth.
Multi-Family Rev., (Pine Tree			California Health Facilities
Apartments), VRDN, 0.95%,			Financing Auth. Rev., Series
6/3/09 (LOC: Wells Fargo			2009 A, (Catholic Healthcare
Bank N.A.)(1)	452,000	452,000	West), 5.50%, 7/1/22(1)	5,000,000	5,116,350
California Department of			California Public Works
Water Resources Power			Board Lease Rev., Series
Supply Rev., Series 2005 F5,			2009 A, (Department
5.00%, 5/1/22(1)	6,215,000	6,576,837	General Services - Buildings
			8 & 9), 6.25%, 4/1/34(1)	4,000,000	4,081,160
California Department of
Water Resources Power			California Statewide
Supply Rev., Series 2005 G4,			Communities Development
5.00%, 5/1/16(1)	2,450,000	2,714,919	Auth. Rev., Series 2001 B,
			(Kaiser Permanente), VRN,
California Department of			3.90%, 7/1/14(1)	2,000,000	1,993,740
Water Resources Power
Supply Rev., Series 2008 H,			California Statewide
5.00%, 5/1/21(1)	10,000,000	10,671,900	Communities Development
			Auth. Rev., Series 2002 E,
California Department of			(Kaiser Permanente), VRN,
Water Resources Rev.,			4.70%, 5/2/11(1)	1,000,000	1,000,000
Series 2008 AE, (Central
Valley Water System),			California Statewide
5.00%, 12/1/22(1)	3,000,000	3,292,770	Communities Development
			Auth. Rev., Series 2009
California Department of			A, (Kaiser Permanente),
Water Resources Rev.,			5.00%, 4/1/16(3)	8,000,000	8,425,200
Series 2009 AF, (Central
Valley Water System),			California Statewide
5.00%, 12/1/22(1)	10,000,000	11,021,200	Communities Development
			Auth. Water & Waste Rev.,
California Educational			Series 2004 A, (Pooled
Facilities Auth. Rev., Series			Financing Program), 5.00%,
2009 A, (Pomona College),			10/1/12 (FSA)(1)(2)	230,000	257,513
5.00%, 1/1/24(1)	3,500,000	3,790,850
California GO,			California Statewide
5.75%, 4/1/31(1)	10,000,000	10,172,000	Communities Development
			Auth. Water & Waste Rev.,
California GO,			Series 2004 A, (Pooled
6.00%, 4/1/38(1)	5,000,000	5,149,250	Financing Program), 5.00%,
California Health Facilities			10/1/12 (FSA)(1)	845,000	925,596
Financing Auth. Rev.,			California Statewide
Series 2008 A3, (Stanford			Communities Development
Hospital), VRN,			Auth. Water & Waste Rev.,
3.45%, 6/15/11(1)	2,300,000	2,367,689	Series 2004 A, (Pooled
California Health Facilities			Financing Program), 5.25%,
Financing Auth. Rev.,			10/1/13, Prerefunded at
Series 2008 C, (Providence			101% of Par (FSA)(1)(2)	430,000	500,821
Health & Services),			California Statewide
6.50%, 10/1/38(1)	2,125,000	2,276,789	Communities Development
California Health Facilities			Auth. Water & Waste Rev.,
Financing Auth. Rev., Series			Series 2004 A, (Pooled
2008 I, (Catholic Healthcare			Financing Program), 5.25%,
West), 5.125%, 7/1/22(1)	5,725,000	5,696,661	10/1/19 (FSA)(1)	1,570,000	1,663,179

19

Tax-Free Bond

	Principal			Principal
	Amount	Value		Amount	Value
Foothill-De Anza Community			San Bernardino Community
College District GO,			College District GO, Series
Series 2007 B, 5.00%,			2008 A, (Election of 2002),
8/1/17 (Ambac)(1)	$ 3,510,000	$ 3,886,483	6.25%, 8/1/33(1)	$ 4,700,000	$ 5,173,713
Foothill-De Anza Community			San Francisco City & County
College District GO, Series			Airports Commission Rev.,
2007 B, (Election of 2006),			Series 2008-34F, 5.00%,
5.00%, 8/1/27 (Ambac)(1)	1,875,000	1,911,413	5/1/17 (AGC)(1)	4,140,000	4,567,496
Golden State Tobacco			San Francisco Uptown
Securitization Corp.			Parking Corp. Rev., (Union
Settlement Rev., Series 2007			Square), 5.50%,
A1, 5.75%, 6/1/47(1)	5,000,000	3,332,700	7/1/15 (NATL)(1)	2,145,000	2,330,843
Hesperia Unified School			San Francisco Uptown
District COP, (2007 Capital			Parking Corp. Rev.,
Improvement), 5.00%,			(Union Square), 6.00%,
2/1/17 (Ambac)(1)	1,070,000	1,091,100	7/1/20 (NATL)(1)	1,000,000	1,081,840
Imperial Irrigation District			San Francisco Uptown
COP, (Water System),			Parking Corp. Rev.,
5.50%, 7/1/29 (Ambac)(1)	3,000,000	3,094,080	(Union Square), 6.00%,
Los Angeles Community			7/1/31 (NATL)(1)	2,000,000	2,096,600
College District GO, Series			San Marcos Public Facilities
2008 E1, (Election of 2001),			Auth. Tax Allocation Rev.,
5.00%, 8/1/20(1)	2,250,000	2,441,543	Series 2006 A, (Project
Los Angeles Unified School			Area No. 3), 5.00%,
District GO, Series 2009 D,			8/1/20 (Ambac)(1)	1,575,000	1,505,873
5.00%, 7/1/18(1)	2,600,000	2,870,400	Southern California
Los Angeles Unified School			Public Power Auth. Rev.,
District GO, Series 2009 D,			Series 2008 A, (Southern
5.00%, 7/1/20(1)	6,065,000	6,548,562	Transmission),
			5.00%, 7/1/22(1)	2,875,000	3,017,255
Los Angeles Unified School
District GO, Series 2009 I,			Vernon Electric System
5.00%, 7/1/21(1)	6,520,000	6,970,076	Rev., Series 2009 A,
			5.125%, 8/1/21(1)	10,000,000	9,833,200
Manteca Unified School
District GO, 5.25%, 8/1/14,			Vista COP, (Community
Prerefunded at 100%			Projects), 5.00%,
of Par (FSA)(1)(2)	2,200,000	2,568,808	5/1/37 (NATL)(1)	6,850,000	6,053,345
Northern California Power					173,733,286
Agency Rev., Series 2008			COLORADO — 1.8%
C, (Hydroelectric Project			Arapahoe County Water
Number One), 5.00%,			& Wastewater Public
7/1/19 (AGC)(1)	2,300,000	2,514,061	Improvement District GO,
Northern California Power			Series 2002 B, 5.75%,
Agency Rev., Series 2008			12/1/17 (NATL)(1)	1,100,000	1,191,630
C, (Hydroelectric Project			Colorado Board of Governors
Number One), 5.00%,			University Enterprise System
7/1/20 (AGC)(1)	2,500,000	2,702,700	Rev., Series 2009 A,
Northern California Power			5.00%, 3/1/39(1)	1,850,000	1,858,362
Agency Rev., Series 2008			Colorado Educational &
C, (Hydroelectric Project			Cultural Facilities Auth.
Number One), 5.00%,			Rev., (Northwest Nazarene
7/1/21 (AGC)(1)	5,000,000	5,352,100	University Facilities), 4.60%,
Plumas Unified School			11/1/10, Prerefunded at
District GO, 5.25%,			102% of Par(1)(2)	40,000	42,889
8/1/20 (FSA)(1)	1,000,000	1,124,450

20

Tax-Free Bond

	Principal			Principal
	Amount	Value		Amount	Value
Colorado Educational &			Interlocken Consolidated
Cultural Facilities Auth.			Metropolitan District GO,
Rev., (Northwest Nazarene			Series 1999 B, 5.625%,
University Facilities),			12/15/16 (Radian)(1)	$ 1,250,000	$ 1,133,150
4.75%, 11/1/10(1)(2)	$ 170,000	$ 179,280	Midcities Metropolitan
Colorado Educational &			District No. 2 GO, 5.125%,
Cultural Facilities Auth.			12/1/30 (Radian)(1)	1,250,000	1,006,775
Rev., (Northwest Nazarene			SBC Metropolitan District
University Facilities),			GO, 5.00%, 12/1/20 (ACA)(1)	1,450,000	1,480,653
4.75%, 11/1/10(1)	730,000	736,833
			University of Colorado
Colorado Educational &			Regents COP, 6.00%,
Cultural Facilities Auth.			12/1/22 (NATL-IBC)(1)	5,000,000	5,186,950
Rev., (Northwest Nazarene
University Facilities),			University of Colorado
4.60%, 11/1/16(1)	760,000	701,700	Rev., Series 2009 A,
			5.25%, 6/1/30(1)	1,200,000	1,255,128
Colorado Health Facilities
Auth. Rev., (Catholic			Vista Ridge Metropolitan
Health Initiatives),			District GO, Series 2006 A,
			5.00%, 12/1/21 (Radian)(1)	1,000,000	865,960
6.00%, 10/1/23(1)	1,500,000	1,675,980
Colorado Health Facilities			Vista Ridge Metropolitan
Auth. Rev., (Yampa			District GO, Series 2006 A,
			5.00%, 12/1/26 (Radian)(1)	850,000	691,789
Valley Medical Center),
5.00%, 9/15/11(1)	1,280,000	1,270,067			24,078,024
Colorado Health Facilities			CONNECTICUT — 1.8%
Auth. Rev., Series 2006 B,			Bridgeport GO, Series
(Longmont United Hospital),			2004 A, 5.25%, 8/15/14,
5.00%, 12/1/20 (Radian)(1)	1,000,000	892,460	Prerefunded at 100%
Colorado Water Resources			of Par (NATL)(1)(2)	2,150,000	2,509,523
& Power Development Auth.			Connecticut GO, Series
Rev., Series 2000 A, 6.25%,			2001 C, 5.50%, 12/15/13
9/1/10, Prerefunded at			(NATL-IBC)(1)	4,000,000	4,621,800
100% of Par(1)(2)	450,000	481,698	Connecticut GO, Series 2006
Colorado Water Resources			C, 5.00%, 6/1/14(1)	5,000,000	5,683,000
& Power Development Auth.			Connecticut GO, Series 2006
Rev., Series 2000 A,			D, 5.00%, 11/1/15(1)	1,595,000	1,841,045
6.25%, 9/1/16(1)	50,000	53,201
			Connecticut Health &
Compark Business Campus			Educational Facilities Auth.
Metropolitan District GO,			Rev., Series 2003 X3, (Yale
Series 2007 A, 5.30%,			University), 4.85%, 7/1/37(1)	4,500,000	4,584,825
12/1/22 (Radian)(1)	1,350,000	1,203,593
			Connecticut Health &
Douglas & Elbert Counties			Educational Facilities
School District No. Re-1			Auth. Rev., Series 2007 C,
GO, Series 2002 B, 5.75%,			(Hospital for Special
12/15/12, Prerefunded at			Care Issue), 5.25%,
100% of Par (FSA)(1)(2)	1,000,000	1,150,650	7/1/27 (Radian)(1)	1,000,000	812,250
El Paso County School			Connecticut Health &
District No. 8 & Fountain-			Educational Facilities
Fort Carson School District			Auth. Rev., Series 2007 I,
Finance Corp. COP, 4.25%,			(Quinnipiac University),
12/15/13 (Ambac)(1)	1,020,000	1,019,276	5.00%, 7/1/16 (NATL)(1)	2,660,000	2,933,075
					22,985,518

21

Tax-Free Bond

	Principal			Principal
	Amount	Value		Amount	Value
DISTRICT OF COLUMBIA — 0.4%			Halifax Hospital Medical
District of Columbia GO,			Center Rev., Series 2006 A,
Series 1999 B, 5.50%,			5.25%, 6/1/18(1)	$ 950,000	$ 913,102
6/1/09 (FSA)(1)	$ 1,385,000	$ 1,385,388	Halifax Hospital Medical
District of Columbia Rev.,			Center Rev., Series 2006 B1,
(Gonzaga College High			5.50%, 6/1/38 (FSA)(1)	1,000,000	960,830
School), 5.20%,			Indian River County Rev.,
7/1/12 (FSA)(1)	1,155,000	1,167,312	(Spring Training Facility),
District of Columbia Water			5.25%, 4/1/15
& Sewer Auth. Public			(NATL/FGIC)(1)	1,235,000	1,314,299
Utility Rev., Series 2008 A,			JEA Electric System
(Subordinate Lien), 5.00%,			Rev., Series 2009 A,
10/1/34 (AGC)(1)	2,425,000	2,432,008	5.50%, 10/1/39(1)	10,000,000	10,118,900
		4,984,708	JEA St. Johns River Power
FLORIDA — 6.1%			Park System Rev., Series 2,
			Issue 3, 5.00%, 10/1/37(1)	2,870,000	2,720,100
Citizens Property Insurance
Corp. Rev., Series 2008 A1,			Lee County Industrial
(Second High Risk Notes),			Development Auth.
5.00%, 6/1/11(1)	2,500,000	2,552,650	Healthcare Facilities
			Rev., Series 1999 A,
Citizens Property Insurance			(Shell Point Village),
Corp. Rev., Series 2008 A2,			5.50%, 11/15/09(1)(2)	850,000	869,847
(Second High Risk Notes),
4.50%, 6/1/09	2,500,000	2,500,300	Lee Memorial Health System
			Hospital Rev., Series 2009 A,
Collier County School			VRDN, 0.26%, 6/1/09 (LOC:
Board COP, 5.50%, 2/15/12			Bank of America N.A.)	2,900,000	2,900,000
(FSA)(1)	1,475,000	1,592,366
			Miami Beach Stormwater
Duval County COP, 5.75%,			Rev., 5.75%, 9/1/17
7/1/09, Prerefunded at			(NATL/FGIC)(1)	1,000,000	1,051,490
100% of Par (FSA)(1)(2)	1,150,000	1,154,623
			Miami Beach Water & Sewer
Florida Hurricane			Rev., 5.625%,
Catastrophe Fund Financial			9/1/16 (Ambac)(1)	1,910,000	2,009,817
Corp. Rev., Series 2008 A,
5.00%, 7/1/13(1)	10,000,000	10,377,200	Miami Parking Facilities
			Rev., 5.25%,
Florida Municipal Loan			10/1/15 (NATL)(1)	650,000	719,778
Council Rev., Series 2002 C,
5.25%, 11/1/21 (NATL)(1)	1,000,000	1,016,700	Miami-Dade County Aviation
			Department Rev., Series
Florida Municipal Power			2007 D, (Miami International
Agency Rev., Series 2009 A,			Airport), 5.25%,
(All Requirements Power),			10/1/26 (FSA)(1)	4,650,000	4,725,004
5.25%, 10/1/20	2,000,000	2,140,220
			Miami-Dade County School
Florida Municipal Power			Board COP, Series 2001 C,
Agency Rev., Series 2009 A,			5.50%, 10/1/11, Prerefunded
(All Requirements Power),			at 100% of Par (FSA)(1)(2)	1,000,000	1,102,900
5.25%, 10/1/21	3,470,000	3,680,698
			Orange County School Board
Florida Rural Utility			COP, Series 2002 A, 5.50%,
Financing Commission			8/1/12, Prerefunded at
Rev., (Public Project			100% of Par (NATL)(1)(2)	1,875,000	2,115,488
Construction),
3.25%, 2/1/11(1)	4,500,000	4,499,145	Orlando & Orange County
			Expressway Auth. Rev.,
Halifax Hospital Medical			(Junior Lien), 6.50%, 7/1/11
Center Rev., 5.375%,			(NATL/FGIC)(1)	450,000	486,266
6/1/31 (FSA)(1)	2,000,000	1,923,900
			Orlando Utilities Commission
Halifax Hospital Medical			System Rev., Series 2009 B,
Center Rev., Series 2006 A,			5.00%, 10/1/33(3)	2,000,000	2,007,580
5.25%, 6/1/16(1)	1,000,000	971,660

22

Tax-Free Bond

	Principal			Principal
	Amount	Value		Amount	Value
Orlando Utilities Commission			Georgia Municipal Electric
Water & Electric Rev., Series			Power Auth. Rev., 6.50%,
1989 D, 6.75%, 10/1/17(1)(2)	$ 1,000,000	$ 1,200,450	1/1/12 (NATL-IBC) (Bank of
Putnam County			New York)(1)	$ 505,000	$ 534,179
Development Auth. Pollution			Georgia Municipal Electric
Control Rev., Series 2007			Power Auth. Rev., Series
B, (Seminole Electric			1991 V, 6.50%, 1/1/10,
Cooperative, Inc.), VRN,			Prerefunded at 100% of Par
5.35%, 5/1/18 (Ambac)(1)	1,500,000	1,532,700	(NATL-IBC) (Bank of
St. Petersburg Health			New York)(1)(2)	15,000	15,845
Facilities Auth. Rev., Series			Georgia Municipal Electric
2009 A, (All Children’s			Power Auth. Rev., Series
Health Facilities),			1991 V, 6.50%, 1/1/12
6.50%, 11/15/39	4,700,000	4,847,345	(NATL-IBC) (Bank of
Sumter County School			New York)(1)(2)	110,000	119,023
Board COP, 5.50%, 7/1/12,			Georgia Road & Tollway
Prerefunded at 100%			Auth. Rev., Series 2009 A,
of Par (NATL)(1)(2)	1,000,000	1,125,070	(Federal Highway Grant
Sunrise Utility System Rev.,			Antic Bonds), 5.00%,
5.20%, 10/1/22 (Ambac)(1)	1,000,000	1,038,380	6/1/21(1)	4,000,000	4,428,360
Tampa Bay Water			LaGrange Water
Utility System Rev.,			& Sewerage Rev., 5.00%,
5.00%, 10/1/38(1)	1,690,000	1,684,727	1/1/12 (Ambac)(1)	2,000,000	2,139,100
Tampa Guaranteed			Marietta Development Auth.
Entitlement Rev., 6.00%,			Rev., (Life University, Inc.),
10/1/18 (Ambac)(1)	400,000	469,784	6.25%, 6/15/20(1)	1,130,000	1,001,463
Tampa Water & Sewer Rev.,			Private Colleges &
6.00%, 10/1/17 (FSA)(1)	1,000,000	1,177,820	Universities Auth. Rev.,
			Series 2009 B, (Emory
		79,501,139	University), 5.00%, 9/1/35(1)	1,000,000	1,026,580
GEORGIA — 2.0%					25,598,730
Athens-Clarke County			HAWAII — 0.4%
Unified Government
Water & Sewer Rev.,			Honolulu City and County
5.625%, 1/1/28(1)	1,200,000	1,319,856	GO, Series 2009 A, 5.00%,
Burke County Development			4/1/21(1)	4,000,000	4,493,840
Auth. Pollution Control Rev.,			Maui County GO, Series
Series 2007 B, (Oglethorpe			2000 A, 6.50%, 3/1/10,
Power Corp. Vogtle), VRN,			Prerefunded at 101%
4.75%, 4/1/11 (NATL)(1)	3,210,000	3,314,614	of Par (FGIC)(1)(2)	500,000	527,795
Fulton County Development					5,021,635
Auth. Rev., Series 2001 A,			IDAHO — 0.1%
(TUFF/Atlanta Housing, LLC			Blaine County Hailey
Project at Georgia State			School District No. 61 GO,
University), 5.50%,			5.00%, 7/30/10 (School
9/1/18 (Ambac)(1)	1,250,000	1,301,512	Bond Guarantee)(1)	1,000,000	1,052,390
Georgia Municipal Electric			ILLINOIS — 5.2%
Auth. Rev., Series 2008 A,
(Project One),			Bedford Park GO,
5.25%, 1/1/17(1)	5,000,000	5,460,150	Series 2004 A, 5.25%,
Georgia Municipal Electric			12/15/20 (FSA)(1)	2,000,000	2,176,540
Auth. Rev., Series 2008			Chicago Board of Education
D, (General Resolution),			GO, Series 2008 C,
			5.25%, 12/1/23(1)	5,000,000	5,247,950
5.50%, 1/1/26(1)	4,800,000	4,938,048

23

Tax-Free Bond

	Principal			Principal
	Amount	Value		Amount	Value
Chicago O’Hare International			Illinois Health Facilities
Airport Rev., Series 1993 A,			Auth. Rev., Series 1992
(Senior Lien), 5.00%, 1/1/12			C, (Evangelical Hospital),
(NATL-IBC)(1)	$ 4,000,000	$ 4,289,680	6.75%, 4/15/12(1)(2)	$ 730,000	$ 770,916
Chicago O’Hare International			Kane County Community
Airport Rev., Series 2008 A,			Unit School District No. 304
5.00%, 1/1/12 (FSA)(1)	2,550,000	2,706,825	GO, 6.20%, 1/1/24 (FSA)(1)	930,000	1,019,336
Chicago O’Hare International			Metropolitan Pier &
Airport Rev., Series 2008 A,			Exposition Auth. Rev.,
5.00%, 1/1/13 (FSA)(1)	3,400,000	3,650,036	Series 2002 A, (Capital
Chicago O’Hare International			Appreciation - McCormick
Airport Rev., Series 2008 A,			Place Exposition), 5.68%,
5.00%, 1/1/14 (FSA)(1)	4,000,000	4,315,560	12/15/31 (NATL)(1)(4)	52,795,000	14,139,557
Chicago O’Hare International			Ogle Lee & De Kalb Counties
Airport Rev., Series 2008 C,			Township High School
4.00%, 1/1/17 (FSA)(1)	600,000	609,810	District No. 212 GO, 6.00%,
Chicago Rev., Series 2006			12/1/11, Prerefunded at
A, (Second Lien), 5.00%,			100% of Par (NATL)(1)(2)	1,035,000	1,161,032
11/1/13 (Ambac)(1)	1,015,000	1,121,037	Ogle Lee & De Kalb Counties
Cicero GO, Series 2005 A,			Township High School
5.25%, 1/1/20 (XLCA)(1)	1,250,000	1,127,212	District No. 212 GO, 6.00%,
			12/1/11, Prerefunded at
Cicero GO, Series 2005 A,			100% of Par (NATL)(1)(2)	1,145,000	1,284,427
5.25%, 1/1/21 (XLCA)(1)	1,000,000	892,520	Ogle Lee & De Kalb Counties
Cook County Township High			Township High School
School District No. 211 GO,			District No. 212 GO, 6.00%,
(Palantine & Schaumburg			12/1/18 (NATL)(1)	75,000	80,976
Townships), 5.00%,			Regional Transportation
12/1/10 (FSA)(1)	4,915,000	5,213,832	Auth. Rev., Series 1990 A,
Illinois Dedicated Tax Rev.,			7.20%, 11/1/20 (Ambac)(1)	1,000,000	1,248,720
(Civic Center), 6.25%,			Rock Island-Mercer et al
12/15/20 (Ambac)(1)	2,000,000	2,250,900	Counties Community College
Illinois Development Finance			District No. 503 GO,
Auth. Rev., Series 2001 B,			Series 2008 A, (Black
(Midwestern University),			Hawk College), 4.00%,
5.125%, 5/15/10(1)	655,000	671,598	12/1/11 (Ambac)(1)	1,000,000	1,052,830
Illinois Development			Southwestern Illinois
Finance Auth. Rev., Series			Development Auth. Rev.,
2001 B, (Midwestern			(Triad School District No. 2),
University), 5.75%, 5/15/11,			5.00%, 10/1/18 (NATL)(1)	1,000,000	1,075,510
Prerefunded at 101%			University of Illinois COP,
of Par(1)(2)	400,000	437,432	Series 2006 A, (Academic
Illinois Finance Auth. Rev.,			Facilities), 5.00%,
(Advocate Health Care			3/15/16 (Ambac)(1)	1,000,000	1,130,730
Network), 6.25%, 11/1/28(1)	5,000,000	5,360,000
Illinois Finance Auth. Rev.,					68,350,532
(Central DuPage Health),			INDIANA — 1.8%
5.00%, 11/1/27	2,500,000	2,538,475	Hamilton Southeastern
			Consolidated School
Illinois Finance Auth.			Building Corp. Rev.,
Student Housing Rev.,			(Hamilton County), 4.25%,
Series 2006 B, (Educational			7/15/20 (FSA)(1)	1,000,000	1,020,020
Advancement Fund, Inc.),			Indiana Bond Bank Rev.,
5.00%, 5/1/11(1)	2,785,000	2,777,091	Series 2006 A, 5.00%,
			8/1/17 (FSA)(1)	1,520,000	1,702,309

24

Tax-Free Bond

	Principal			Principal
	Amount	Value		Amount	Value
Indiana Bond Bank Rev.,			IOWA — 0.4%
Series 2006 A, 5.00%,			Iowa Finance Auth.
8/1/18 (FSA)(1)	$ 1,600,000	$ 1,770,224	Rev., Series 2006 A,
Indiana Bond Bank Rev.,			(Development Care
Series 2006 A, 5.00%,			Initiatives), 5.25%, 7/1/13(1)	$ 1,485,000	$ 1,401,662
8/1/19 (FSA)(1)	1,680,000	1,838,760	Iowa Finance Auth.
Indiana Finance Auth. Lease			Rev., Series 2006 A,
Rev., Series 2008 A1,			(Development Care
5.00%, 11/1/16(1)	5,000,000	5,580,850	Initiatives), 5.25%, 7/1/14(1)	1,950,000	1,785,946
Indiana Municipal Power			Iowa Finance Auth.
Agency Rev., Series 2009			Rev., Series 2006 A,
B, (Power Supply System),			(Development Care
5.25%, 1/1/24(1)	2,545,000	2,640,005	Initiatives), 5.25%, 7/1/16(1)	1,690,000	1,479,071
Indiana Municipal Power					4,666,679
Agency Rev., Series 2009			KANSAS — 0.2%
B, (Power Supply System),			Wichita Hospital Facilities
5.375%, 1/1/25(1)	1,600,000	1,660,000	Rev., Series 2001 III, 5.25%,
Indiana Transportation			11/15/13(1)	1,280,000	1,338,086
Finance Auth. Rev., Series
1990 A, 7.25%, 6/1/09,			Wichita Hospital Facilities
Prerefunded at 100%			Rev., Series 2001 III,
			5.50%, 11/15/16(1)	1,195,000	1,237,387
of Par(1)(2)	145,000	153,638
Indiana Transportation					2,575,473
Finance Auth. Rev., Series			KENTUCKY — 0.5%
1990 A, 7.25%, 6/1/15(1)	740,000	853,323	Kentucky Economic
Indianapolis Local Public			Development Finance Auth.
Improvement Bond Bank			Rev., Series 2009 A, (Baptist
Rev., Series 2002 A,			Healthcare System),
(Water Works), 5.00%,			5.375%, 8/15/24	3,000,000	3,160,020
7/1/12 (NATL)(1)	1,435,000	1,573,707	Kentucky Economic
Mount Vernon of Hancock			Development Finance Auth.
County Multi-School			Rev., Series 2009 A, (Baptist
Building Corp. Rev.,			Healthcare System),
Series 2001 B, (First			5.625%, 8/15/27	1,250,000	1,322,025
Mortgage), 5.75%, 7/15/11,			Louisville & Jefferson
Prerefunded at 100%			County Metropolitan Sewer
of Par (Ambac)(1)(2)	1,500,000	1,649,280	District Rev., Series 2003 A,
Valparaiso Middle Schools			VRDN, 0.45%, 6/1/09 (FSA)
Building Corp. Rev., (First			(SBBPA: JPMorgan Chase
Mortgage), 5.75%, 7/15/11,			Bank N.A.)(1)	2,085,000	2,085,000
Prerefunded at 100%					6,567,045
of Par (FGIC)(1)(2)	1,650,000	1,814,208	LOUISIANA — 0.3%
Zionsville Community			Louisiana Public Facilities
Schools Building Corp. Rev.,			Auth. Rev., Series 2006 A,
(First Mortgage), 5.75%,			(Black & Gold Facilities),
1/15/12, Prerefunded at			4.00%, 7/1/13 (CIFG)(1)	1,105,000	1,055,109
100% of Par (FGIC)(1)(2)	1,000,000	1,113,750
			Louisiana Public Facilities
		23,370,074	Auth. Rev., Series 2006 A,
			(Black & Gold Facilities),
			5.00%, 7/1/15 (CIFG)(1)	1,205,000	1,166,259
			Louisiana Public Facilities
			Auth. Rev., Series 2007 A,
			(Black & Gold Facilities),
			5.00%, 7/1/22 (CIFG)(1)	1,465,000	1,334,000
					3,555,368

25

Tax-Free Bond

	Principal			Principal
	Amount	Value		Amount	Value
MARYLAND — 2.1%			Massachusetts Health
Maryland GO, Series 2005			& Educational Facilities
A, (Capital Improvement			Auth. Rev., Series 1992 F,
& Local Facilities), 5.25%,			(Massachusetts General
2/15/15(1)	$ 10,000,000	$ 11,648,600	Hospital), 6.25%,
Maryland GO, Series 2005			7/1/12 (Ambac)(1)	$ 630,000	$ 656,473
A, (State & Local Facilities			Massachusetts Health
Loan), 5.00%, 8/1/11(1)	10,000,000	10,863,100	& Educational Facilities
			Auth. Rev., Series 2008 A,
Maryland Health & Higher			(Massachusetts Institute of
Educational Facilities			Technology), 5.00%, 7/1/14(1)	5,000,000	5,732,700
Auth. Rev., (Johns Hopkins
University), 5.25%, 7/1/38(1)	1,645,000	1,716,179	Massachusetts Health
			& Educational Facilities
Maryland Health & Higher			Auth. Rev., Series 2009 A,
Educational Facilities			(Harvard University),
Auth. Rev., (Johns Hopkins			5.50%, 11/15/36(1)	6,800,000	7,357,260
University), VRN,
3.65%, 11/15/11(1)	1,000,000	1,027,110	Massachusetts Health
			& Educational Facilities
Maryland Health & Higher			Auth. Rev., Series 2009 O,
Educational Facilities Auth.			(Massachusetts Institute of
Rev., (Lifebridge Health			Technology), 5.75%, 7/1/26(1)	10,000,000	11,461,600
Issue), 4.75%, 7/1/09(1)	445,000	445,806
Maryland Health & Higher					48,766,323
Educational Facilities Auth.			MICHIGAN — 2.7%
Rev., (Lifebridge Health			Detroit GO, Series 2004 A1,
Issue), 5.00%, 7/1/12(1)	450,000	467,046	5.25%, 4/1/23 (Ambac)(1)	3,500,000	2,848,195
Maryland Health & Higher			Grand Valley State University
Educational Facilities Auth.			Rev., 5.75%, 12/1/10,
Rev., (Lifebridge Health			Prerefunded at 100%
Issue), 5.00%, 7/1/13(1)	1,840,000	1,921,420	of Par (FGIC)(1)(2)	1,485,000	1,596,835
		28,089,261	Kalamazoo Public Schools
MASSACHUSETTS — 3.7%			GO, (Building & Site),
Commonwealth of			4.00%, 5/1/13 (FSA)(1)	1,265,000	1,357,838
Massachusetts GO, Series			Kalamazoo Public Schools
2002 C, (Consolidated			GO, (Building & Site),
Loan of 2002), 5.50%,			5.25%, 5/1/16 (FSA)(1)	1,545,000	1,770,462
11/1/12 (FSA)(1)	10,000,000	11,299,300	Michigan Building Auth.
Massachusetts Bay			Rev., Series 2003 I,
Transportation Auth.			(Facilities Program), 5.25%,
Rev., Series 2008 A,			10/15/11 (FSA)(1)	5,000,000	5,292,150
5.25%, 7/1/34(1)	3,300,000	3,462,723	Michigan Higher Education
Massachusetts Development			Facilities Auth. Rev.,
Finance Agency Rev., Series			(Limited Obligation -
2007 C, (Wheelock College),			Hillsdale College),
5.00%, 10/1/17(1)	1,760,000	1,664,467	5.00%, 3/1/26(1)	2,345,000	2,279,997
Massachusetts GO, Series			Pontiac City School District
2006 D, (Consolidated Loan			GO, 5.00%, 5/1/13 (XLCA)(1)	1,070,000	1,154,936
of 2002), 5.00%, 8/1/14(1)	2,500,000	2,840,100	Pontiac City School District
Massachusetts Health &			GO, 5.00%, 5/1/14 (XLCA)(1)	1,110,000	1,202,607
Educational Facilities Auth.			Pontiac City School District
Rev., (Boston Medical			GO, 5.00%, 5/1/15 (XLCA)(1)	1,260,000	1,370,389
Center), 5.25%, 7/1/38(1)	5,000,000	4,291,700	Pontiac City School District
			GO, 5.00%, 5/1/16 (XLCA)(1)	1,425,000	1,551,155

26

Tax-Free Bond

	Principal			Principal
	Amount	Value		Amount	Value
Pontiac City School District			Mississippi Development
GO, 5.00%, 5/1/17 (XLCA)(1)	$ 1,595,000	$ 1,716,922	Bank Special Obligation
Taylor GO, 5.00%,			Rev., Series 2006 A,
9/1/11 (NATL)(1)	575,000	612,616	(Municipal Energy Agency
			Power Supply), 5.00%,
Wayne Charter County			3/1/17 (XLCA)(1)	$ 1,000,000	$ 933,320
Airport Rev., Series 2002 C,
5.00%, 12/1/11			University of Southern
(NATL/FGIC)(1)	2,010,000	2,140,188	Mississippi Educational
			Building Co. Rev.,
Wayne Charter County			Series 2006 A, 5.00%,
Airport Rev., Series 2002 C,			3/1/17 (FSA)(1)	1,195,000	1,334,002
5.375%, 12/1/13
(NATL/FGIC)(1)	2,215,000	2,392,023	University of Southern
Wayne Charter County			Mississippi Educational
Airport Rev., Series 2002 C,			Building Co. Rev.,
5.375%, 12/1/14			Series 2006 A, 5.00%,
			3/1/18 (FSA)(1)	1,940,000	2,140,751
(NATL/FGIC)(1)	2,335,000	2,497,096
Wayne County Airport Auth.					12,884,878
Rev., (Detroit Metropolitan			MISSOURI — 1.2%
Airport), 5.00%, 12/1/18			Jackson County Public
(NATL/FGIC)(1)	3,000,000	3,017,970	Building Corp. Rev.,
Wayne County Airport Auth.			Series 2006 A, (Capital
Rev., (Detroit Metropolitan			Improvements), 5.00%,
Airport), 5.00%, 12/1/19			12/1/15 (NATL)(1)	1,425,000	1,615,252
(NATL/FGIC)(1)	2,000,000	1,991,280	Missouri Development
		34,792,659	Finance Board Rev.,
MINNESOTA — 1.1%			Series 2000 A, (Midtown
			Redevelopment), 5.75%,
Minnesota GO, Series 2008			4/1/10, Prerefunded at
A, 5.00%, 6/1/13(1)	10,000,000	11,309,100	100% of Par (NATL)(1)(2)	2,775,000	2,897,377
Minnesota Higher Education			Missouri Health &
Facilities Auth. Rev.,			Educational Facilities Auth.
Series 2005-6G, (Saint			Rev., Series 2008 A, (The
John University),			Washington University),
5.00%, 10/1/12(1)	1,500,000	1,612,620	5.375%, 3/15/39(1)	2,000,000	2,115,380
St. Paul Housing and			Missouri Joint Municipal
Redevelopment Auth. Rev.,			Electric Utility Commission
(Public Radio), VRDN,			Rev., (Plum Point), 5.00%,
0.65%, 6/1/09 (LOC: Allied			1/1/16 (NATL)(1)	3,145,000	3,158,869
Irish Bank plc)	1,700,000	1,700,000	Missouri State Highways &
		14,621,720	Transit Commission Rev.,
MISSISSIPPI — 1.0%			Series 2006 A, (First Lien),
Mississippi Development			5.00%, 5/1/13(1)	3,030,000	3,413,568
Bank Special Obligation			Platte County Industrial
Rev., Series 2006 A,			Development Auth. Rev.,
(Biloxi, Mississippi), 5.00%,			(Zona Rosa Retail),
11/1/15 (Ambac)(1)	1,565,000	1,712,924	5.00%, 12/1/32(1)	1,000,000	1,002,060
Mississippi Development			St. Louis Municipal Finance
Bank Special Obligation			Corp. Rev., Series 2006 A,
Rev., Series 2006 A,			(Carnahan Courthouse),
(Biloxi, Mississippi), 5.00%,			4.00%, 2/15/17 (Ambac)(1)	1,000,000	1,024,400
11/1/16 (Ambac)(1)	1,645,000	1,799,367
Mississippi Development					15,226,906
Bank Special Obligation
Rev., Series 2006 A,
(Mississippi Development
Bank), 5.00%,
7/1/19 (Ambac)(1)	4,620,000	4,964,514

27

Tax-Free Bond

	Principal			Principal
	Amount	Value		Amount	Value
NEBRASKA — 1.7%			NEW HAMPSHIRE — 0.4%
Lancaster County Hospital			New Hampshire Health &
Auth. Health Facilities Rev.,			Education Facilities Auth.
Series 2000 A, (Immanuel			Rev., Series 2004 A,
Health System), VRDN,			(Kendal at Hanover),
0.60%, 6/1/09 (LOC: Allied			5.00%, 10/1/11(1)	$ 1,660,000	$ 1,661,693
Irish Bank plc)(1)	$ 12,500,000	$ 12,500,000	New Hampshire Health &
Municipal Energy Agency			Education Facilities Auth.
Power Supply System Rev.,			Rev., Series 2004 A,
Series 2009 A, 5.375%,			(Kendal at Hanover),
4/1/39 (BHAC)(1)	655,000	681,606	5.00%, 10/1/12(1)	305,000	302,993
Nebraska Public Power			New Hampshire Health &
District Rev., Series 2007 B,			Education Facilities Auth.
5.00%, 1/1/13 (FSA)(1)	2,000,000	2,177,020	Rev., Series 2004 A,
Nebraska Public Power			(Kendal at Hanover),
District Rev., Series 2008 B,			5.00%, 10/1/13(1)	1,030,000	1,015,539
5.00%, 1/1/20(1)	2,500,000	2,700,875	New Hampshire Health &
Omaha Public Power District			Education Facilities Auth.
Electric System Rev., Series			Rev., Series 2004 A,
2007 A, 5.00%, 2/1/21(1)	3,000,000	3,252,870	(Kendal at Hanover),
Sarpy County Hospital Auth.			5.00%, 10/1/18(1)	2,500,000	2,381,400
No. 1 Health Facilities Rev.,					5,361,625
Series 2000 B, (Immanuel			NEW JERSEY — 4.6%
Health System), VRDN,			New Jersey Economic
0.60%, 6/1/09 (LOC: Allied			Development Auth. Rev.,
Irish Bank plc)(1)	1,000,000	1,000,000	Series 2008 Y, (School
		22,312,371	Facility Construction),
NEVADA — 0.4%			5.00%, 9/1/33(1)	270,000	268,477
Clark County Economic			New Jersey Sports &
Development Rev.,			Exposition Auth. Rev., Series
(University of Southern			2008 B, 5.00%, 9/1/18(1)	7,300,000	7,953,934
Nevada), 5.00%, 4/1/22			New Jersey Transit Corp.
(Radian)(1)	1,000,000	850,440	COP, 5.00%, 10/1/12 (FSA)(1)	4,235,000	4,597,516
Reno Sales & Room			New Jersey Transit Corp.
Tax Rev., (ReTrac-Reno			COP, 5.00%, 10/1/13
Transportation Rail Access			(FSA)(1)	5,595,000	6,136,372
Corridor), 5.50%, 6/1/12,			New Jersey Transportation
Prerefunded at 100% of Par			Trust Fund Auth. Rev., Series
(Ambac)(1)(2)	1,550,000	1,737,132	2003 B3, 5.00%, 12/15/16(1)	10,000,000	10,956,300
Reno Sales & Room			New Jersey Transportation
Tax Rev., (ReTrac-Reno			Trust Fund Auth. Rev., Series
Transportation Rail Access			2004 B, 5.25%, 12/15/12
Corridor), 5.50%, 6/1/12,			(NATL/FGIC)(1)	7,400,000	8,079,986
Prerefunded at 100% of Par
(Ambac)(1)(2)	1,865,000	2,090,161	New Jersey Transportation
			Trust Fund Auth. Rev., Series
		4,677,733	2006 A, 5.25%, 12/15/20(1)	15,000,000	16,248,750
			New Jersey Transportation
			Trust Fund Auth. Rev., Series
			2009 A, 6.40%, 12/15/39(3)(4)	26,000,000	3,620,240
			Tobacco Settlement
			Financing Corp. Rev., Series
			2007 1A, 5.00%, 6/1/41(1)	3,500,000	2,118,865
					59,980,440

28

Tax-Free Bond

	Principal			Principal
	Amount	Value		Amount	Value
NEW MEXICO — 0.8%			New York GO, Series 2004 D,
Clayton Rev., (Jail Project),			5.00%, 11/1/17 (FSA)(1)	$ 5,195,000	$ 5,554,442
5.00%, 11/1/10 (CIFG)(1)	$ 2,240,000	$ 2,300,233	New York GO, Series 2006
Los Alamos County, Inc.			J1, 5.00%, 6/1/18(1)	4,000,000	4,282,640
Utility System Rev.,			New York GO, Series 2008
Series 2004 A, 5.00%,			J1, 5.00%, 8/1/13(1)	5,855,000	6,413,040
7/1/11 (FSA)(1)	6,675,000	7,156,468	New York GO, Series 2009 A,
San Juan County Gross			5.00%, 2/15/39(1)	1,700,000	1,723,392
Receipts Tax Rev., Series			New York GO, Series 2009
2001 A, 5.75%, 9/15/11,			H1, 5.00%, 3/1/17(1)	3,000,000	3,274,230
Prerefunded at 101%
of Par (Ambac)(1)(2)	1,415,000	1,579,862	New York GO, Series 2009
			H1, 5.00%, 3/1/22(1)	7,000,000	7,349,020
		11,036,563	New York GO, Series 2009
NEW YORK — 9.3%			J1, 5.00%, 5/15/22(3)	6,570,000	6,898,566
Metropolitan Transportation			New York State Dormitory
Auth. Rev., 6.25%,			Auth. Rev., (Columbia
11/15/23(1)	5,000,000	5,605,800	University), 4.00%, 7/1/13(1)	3,500,000	3,820,985
Metropolitan Transportation			New York State Dormitory
Auth. Rev., VRN, 5.00%,			Auth. Rev., Series 1990
11/15/13(1)	4,000,000	4,208,600	A, (UNIC Educational
Nassau County Interim			Facilities), 7.50%, 5/15/13
Finance Auth. Rev., Series			(NATL-IBC)(1)	1,440,000	1,680,177
2009 A, (Sales Tax),			New York State Dormitory
5.00%, 11/15/21(1)	1,800,000	2,007,594	Auth. Rev., Series 2005 F,
Nassau County Interim			5.00%, 3/15/12 (FSA)(1)	1,000,000	1,091,870
Finance Auth. Rev., Series			New York State Dormitory
2009 A, (Sales Tax),			Auth. Rev., Series 2008 B,
5.00%, 11/15/23(1)	1,500,000	1,639,500	5.75%, 3/15/36(1)	10,000,000	10,767,000
New York City Municipal			New York State Thruway
Water Finance Auth. Water			Auth. Rev., Series 2009 A1,
& Sewer Rev., Series 2008			5.00%, 4/1/23(1)	3,000,000	3,197,370
C, 5.00%, 6/15/17(1)	1,350,000	1,531,980	Niagara Falls Bridge
New York City Municipal			Commission Toll Rev., Series
Water Finance Auth. Water			1993 B, 5.25%, 10/1/15
& Sewer Rev., Series 2009			(NATL/FGIC)(1)	1,000,000	1,049,110
EE, 5.00%, 6/15/39(1)	10,000,000	9,968,900	Triborough Bridge & Tunnel
New York City Transitional			Auth. Rev., Series 2008 B3,
Finance Auth. Rev., Series			VRN, 5.00%, 11/15/15(1)	5,000,000	5,374,300
2004 D2, 5.00%, 11/1/12(1)	8,500,000	9,403,465	Triborough Bridge & Tunnel
New York City Transitional			Auth. Rev., Series 2008 C,
Finance Auth. Rev., Series			5.00%, 11/15/38(1)	10,000,000	10,059,700
2005 A1, 5.00%, 11/1/10(1)	2,000,000	2,115,920
New York City Transitional					122,428,858
Finance Auth. Rev., Series			NORTH CAROLINA — 1.7%
2009 S4, 5.50%, 1/15/39(1)	1,700,000	1,725,262	Charlotte GO, 5.00%,
New York GO, Series			8/1/19(1)	2,000,000	2,322,420
2002 B, 5.25%, 8/1/09			Charlotte Water & Sewer
(CIFG-TCRS)(1)	2,975,000	2,997,640	System Rev., 5.00%,
New York GO, Series			7/1/17(1)	1,000,000	1,169,670
2002 C, 5.25%, 8/1/09			Greensboro Rev., (Combined
(CIFG-TCRS)(1)	2,885,000	2,906,955	Enterprise System), 5.25%,
New York GO, Series 2003 I,			6/1/20(1)	2,060,000	2,406,842
5.75%, 3/1/13, Prerefunded
at 101% of Par(1)(2)	5,000,000	5,781,400

29

Tax-Free Bond

	Principal			Principal
	Amount	Value		Amount	Value
North Carolina Eastern			Mad River Local School
Municipal Power Agency			District GO, (Classroom
Rev., Series 2009 A,			Facilities), 5.75%, 12/1/12,
5.00%, 1/1/17(1)	$ 2,790,000	$ 2,946,659	Prerefunded at 100%
North Carolina Eastern			of Par (FGIC)(1)(2)	$ 1,150,000	$ 1,321,614
Municipal Power Agency			Milford Exempt Village
Rev., Series 2009 A,			School District GO, (School
5.00%, 1/1/18(1)	2,955,000	3,099,972	Improvement), 6.00%,
North Carolina Medical Care			12/1/11, Prerefunded at
Commission Retirement			100% of Par (FSA)(1)(2)	1,700,000	1,904,765
Facilities Rev., Series 2007			Ohio GO, Series 2005
A, (Southminster),			A, (Infrastructure
5.625%, 10/1/27	2,500,000	2,052,825	Improvement),
North Carolina Municipal			5.00%, 9/1/11(1)	1,005,000	1,089,460
Power Agency No. 1			Ohio GO, Series 2005
Catawba Electric Rev.,			A, (Infrastructure
6.00%, 1/1/10 (NATL)(1)	1,000,000	1,026,810	Improvement),
North Carolina Municipal			5.00%, 9/1/12(1)	1,365,000	1,513,594
Power Agency No. 1			Ohio Higher Educational
Catawba Electric Rev.,			Facility Commission Rev.,
Series 2003 A,			Series 1990 B, (Case
5.50%, 1/1/13(1)	2,000,000	2,173,120	Western Reserve University),
North Carolina Municipal			6.50%, 10/1/20(1)	750,000	903,090
Power Agency No. 1			Ohio State University Rev.,
Catawba Electric Rev.,			Series 2009 A,
Series 2008 C,			5.00%, 12/1/27(1)	2,000,000	2,114,700
5.25%, 1/1/19(1)	2,500,000	2,687,550	Ohio Water Development
North Carolina Municipal			Auth. Rev., (Drinking Water
Power Agency No. 1			Assistance Fund),
Catawba Electric Rev.,			5.00%, 6/1/28(1)	2,000,000	2,122,020
Series 2008 C,			Ohio Water Development
5.25%, 1/1/20(1)	2,000,000	2,124,840	Auth. Rev., (Water Pollution
		22,010,708	Control Loan Fund),
NORTH DAKOTA — 0.1%			5.00%, 12/1/13(1)	5,895,000	6,722,953
Grand Forks Health Care			Summit County GO, 5.75%,
System Rev., (Altru			12/1/12, Prerefunded at
Health System Obligation			101% of Par (FGIC)(1)(2)	1,505,000	1,743,934
Group), 7.125%, 8/15/10,			Tri Valley Local School
Prerefunded at 101%			District GO, 5.75%, 6/1/12,
of Par(1)(2)	1,500,000	1,628,895	Prerefunded at 100%
OHIO — 1.9%			of Par (FGIC)(1)(2)	1,550,000	1,749,966
American Municipal Power-					25,428,009
Ohio, Inc. Rev., Series 2008			OKLAHOMA — 1.1%
A, (Prairie State Energy			Comanche County Hospital
Campus), 5.00%, 2/15/17(1)	1,000,000	1,099,350	Auth. Rev., 5.00%,
Buckeye Tobacco Settlement			7/1/11 (Radian)(1)	1,000,000	1,006,060
Financing Auth. Rev.,			Comanche County Hospital
Series 2007 A2, (Asset-			Auth. Rev., 5.00%,
Backed Senior Current			7/1/12 (Radian)(1)	1,425,000	1,424,530
Interest Turbo Term),			Oklahoma County Finance
5.875%, 6/1/30(1)	4,005,000	3,142,563	Auth. Rev., (Western Heights
			Public Schools), 4.00%,
			9/1/10 (AGC)(1)	1,300,000	1,343,901

30

Tax-Free Bond

	Principal			Principal
	Amount	Value		Amount	Value
Oklahoma Development			PENNSYLVANIA — 4.7%
Finance Auth. Health System			Allegheny County Hospital
Rev., Series 2008 C, 5.50%,			Development Auth. Rev.,
8/15/22 (Obligated Group			Series 2008 A, (University of
Consisting of INTEGRIS			Pittsburgh Medical Center),
Baptist Medical Center, Inc.,			5.00%, 9/1/11(1)	$ 4,000,000	$ 4,166,120
INTEGRIS South Oklahoma
City Hospital Corp.			Allegheny County Hospital
and INTEGRIS Rural			Development Auth. Rev.,
Heath, Inc.)(1)	$ 3,000,000	$ 3,221,400	Series 2008 A, (University of
			Pittsburgh Medical Center),
Pottawatomie County			5.00%, 9/1/12(1)	6,210,000	6,566,516
Facilities Auth. Rev.,
(Shawnee Public Schools),			Allegheny County Hospital
5.00%, 9/1/13(1)	1,610,000	1,708,065	Development Auth. Rev.,
			Series 2008 A, (University of
Pottawatomie County			Pittsburgh Medical Center),
Facilities Auth. Rev.,			5.00%, 9/1/18(1)	1,500,000	1,582,905
(Shawnee Public Schools),
5.00%, 9/1/14(1)	1,730,000	1,810,722	Allegheny County Industrial
			Development Auth. Rev.,
Pottawatomie County			(Residential Resources,
Facilities Auth. Rev.,			Inc.), 4.75%, 9/1/14(1)	2,250,000	2,127,532
(Shawnee Public Schools),
5.00%, 9/1/15(1)	1,710,000	1,782,299	Allegheny County Industrial
			Development Health &
Pottawatomie County			Housing Facilities Auth. Rev.,
Facilities Auth. Rev.,			Series 2008 A, (Longwood
(Shawnee Public Schools),			Oakmont), VRDN, 0.60%,
5.00%, 9/1/16(1)	2,130,000	2,207,255	6/1/09 (LOC: Allied Irish
		14,504,232	Bank plc)(1)	3,300,000	3,300,000
OREGON — 0.7%			Central Dauphin School
Clackamas County School			District GO, 7.00%, 2/1/16,
District No. 62 GO,			Prerefunded at 100%
5.50%, 6/15/10 (School			of Par (NATL)(1)(2)	1,150,000	1,478,888
Bond Guarantee)(1)	2,015,000	2,114,299	East Stroudsburg Area
Oregon Health & Science			School District GO, 7.75%,
University Rev., Series 2009			9/1/16, Prerefunded at
A, 5.75%, 7/1/39(3)	2,900,000	2,891,590	100% of Par (FSA)(1)(2)	2,580,000	3,487,412
Oregon State Department			Exeter Township GO, 5.25%,
of Administrative Services			7/15/15 (Ambac)(1)	1,155,000	1,317,682
COP, Series 2008 A, 5.00%,			Exeter Township GO, 5.30%,
5/1/13 (FSA)(1)	2,840,000	3,154,956	7/15/19 (Ambac)(1)	1,830,000	2,100,035
Tri-County Metropolitan			Geisinger Auth. Health
Transportation District			System Rev., VRDN, 1.46%,
Rev., (Payroll Tax & Grant			8/1/09, resets quarterly at
Receipt), 4.00%,			67% of the 3-month LIBOR
5/1/14 (NATL)(1)	1,625,000	1,626,463	plus 0.77% with no caps(1)	5,000,000	2,875,000
		9,787,308	Oxford Area School District
			GO, Series 2001 A, 5.50%,
			2/15/12, Prerefunded at
			100% of Par (FGIC)(1)(2)	1,000,000	1,109,520
			Pennsylvania GO, 5.375%,
			7/1/18 (FSA)(1)	1,125,000	1,341,079
			Pennsylvania Higher
			Educational Facilities
			Auth. Rev., Series 2009 A,
			(University of Pennsylvania),
			5.00%, 9/1/19(1)	1,000,000	1,156,550

31

Tax-Free Bond

	Principal			Principal
	Amount	Value		Amount	Value
Philadelphia School District			Puerto Rico Public Buildings
GO, Series 2002 A, 5.25%,			Auth. Rev., Series 2004 I,
2/1/11 (FSA)(1)	$ 2,975,000	$ 3,169,833	(Government Facilities),
Philadelphia Water &			5.50%, 7/1/14, Prerefunded
Wastewater Rev., Series			at 100% of Par(1)(2)	$ 5,000,000	$ 5,739,550
2009 A, 5.25%, 1/1/36(1)	1,415,000	1,400,921	Puerto Rico Public Buildings
Pittsburgh GO, Series 2006			Auth. Rev., Series 2007 M,
B, 5.25%, 9/1/16 (FSA)(1)	15,805,000	17,409,681	(Government Facilities),
Scranton Parking Auth. Rev.,			5.50%, 7/1/12(1)	2,000,000	2,033,920
5.00%, 6/1/22 (Radian)(1)	2,270,000	2,048,017			45,663,293
Westmoreland County			RHODE ISLAND — 0.4%
Municipal Auth. Rev., 5.25%,			Cranston GO, 6.375%,
8/15/15, Prerefunded at			11/15/09, Prerefunded at
100% of Par (FSA)(1)(2)	4,500,000	5,285,430	101% of Par (FGIC)(1)(2)	1,000,000	1,037,550
		61,923,121	Rhode Island Depositors
PUERTO RICO — 3.5%			Economic Protection Corp.
			Rev., Series 1993 A, 6.25%,
Puerto Rico Aqueduct &			8/1/16 (NATL)(1)(2)	2,000,000	2,501,640
Sewer Auth. Rev., Series
2008 A, (Senior Lien),			Rhode Island Health &
5.00%, 7/1/12(1)	4,000,000	4,177,680	Educational Building Corp.
			Rev., (Landmark Medical
Puerto Rico Aqueduct &			Center), 5.00%, 10/1/17
Sewer Auth. Rev., Series			(Radian)(1)	1,265,000	1,218,144
2008 A, (Senior Lien),
5.00%, 7/1/14(1)	12,550,000	13,069,445			4,757,334
Puerto Rico Aqueduct &			SOUTH CAROLINA — 1.7%
Sewer Auth. Rev., Series			Anderson County Water &
2008 A, (Senior Lien),			Sewer System Rev., 5.00%,
6.00%, 7/1/44(1)	1,750,000	1,685,548	7/1/39 (AGC)(1)	450,000	451,395
Puerto Rico GO, Series 2006			Charleston Educational
B, 5.25%, 7/1/17(1)	5,000,000	4,933,400	Excellence Finance Corp.
Puerto Rico GO, Series 2008			Rev., (Charleston County
A, 5.50%, 7/1/16(1)	3,020,000	3,043,616	School District), 5.00%,
			12/1/19(1)	5,455,000	5,718,422
Puerto Rico GO, Series 2008
A, 5.125%, 7/1/28(1)	3,000,000	2,635,740	Florence Water & Sewer
			Rev., 7.50%, 3/1/18
Puerto Rico Government			(Ambac)(1)	1,700,000	1,783,045
Development Bank Rev.,
Series 2006 B, (Senior			Kershaw County Public
Notes), 5.00%, 12/1/16(1)	2,000,000	1,950,800	Schools Foundation
			Installment Purchase Rev.,
Puerto Rico Highway &			(School Improvements),
Transportation Auth. Rev.,			5.00%, 12/1/17 (CIFG)(1)	1,060,000	1,143,252
Series 2007 CC, 5.00%,
7/1/14(1)	575,000	570,141	Kershaw County Public
			Schools Foundation
Puerto Rico Infrastructure			Installment Purchase Rev.,
Financing Auth. Special			(School Improvements),
Tax Rev., Series 2006 B,			5.00%, 12/1/18 (CIFG)(1)	2,260,000	2,408,301
5.00%, 7/1/13(1)	2,000,000	2,008,420
			Kershaw County Public
Puerto Rico Municipal			Schools Foundation
Finance Agency GO, Series			Installment Purchase Rev.,
2005 A, 5.00%, 8/1/11(1)	3,700,000	3,815,033
			(School Improvements),
			5.00%, 12/1/19 (CIFG)(1)	1,900,000	1,999,484

32

Tax-Free Bond

	Principal			Principal
	Amount	Value		Amount	Value
Kershaw County Public			Cash Special Utility District
Schools Foundation			Rev., 5.25%, 9/1/24 (NATL)(1)	$ 2,035,000	$ 2,002,745
Installment Purchase Rev.,			Clint Independent School
(School Improvements),			District GO, (Unlimited
5.00%, 12/1/20 (CIFG)(1)	$ 3,000,000	$ 3,129,000	Tax School Building and
Piedmont Municipal Power			Refunding Bonds), 6.00%,
Agency Rev., 6.75%,			2/15/11, Prerefunded at
1/1/19 (FGIC)(1)(2)	625,000	823,612	100% of Par (PSF-GTD)(1)(2)	340,000	369,220
Piedmont Municipal Power			Clint Independent School
Agency Rev., 6.75%, 1/1/19			District GO, (Unlimited
(NATL/FGIC)(1)	875,000	1,028,414	Tax School Building and
Piedmont Municipal Power			Refunding Bonds), 6.00%,
Agency Rev., Series 1991 A,			2/15/17 (PSF-GTD)(1)	1,475,000	1,584,829
6.50%, 1/1/16 (FGIC)(1)(2)	140,000	175,707	Cypress-Fairbanks
Piedmont Municipal Power			Independent School District
Agency Rev., Series 1991 A,			GO, 5.00%, 2/15/16
6.50%, 1/1/16 (FGIC)(1)	375,000	412,849	(PSF-GTD)(1)	1,000,000	1,151,210
Piedmont Municipal Power			Donna Independent School
Agency Rev., Series 1991 A,			District GO, 5.00%, 2/15/15
6.50%, 1/1/16 (FGIC)(1)(2)	485,000	608,699	(PSF-GTD)(1)	2,000,000	2,274,200
Spartanburg County			Edcouch-Elsa Independent
Health Services District,			School District GO, 5.00%,
Inc. Hospital Rev., 5.50%,			2/15/14 (PSF-GTD)(1)	1,115,000	1,255,813
4/15/16 (FSA)(1)	1,095,000	1,144,538	Garza County Public
Sumter Waterworks and			Facility Corp. Rev.,
Sewer System Improvement			4.75%, 10/1/09(1)	320,000	321,430
Rev., 5.00%,			Garza County Public Facility
12/1/22 (XLCA)(1)	500,000	517,755	Corp. Rev., 4.75%, 10/1/10(1)	585,000	591,856
Tobacco Settlement Revenue			Garza County Public Facility
Management Auth. Rev.,			Corp. Rev., 5.00%, 10/1/11(1)	610,000	617,607
5.00%, 6/1/18(1)	1,450,000	1,450,102	Garza County Public Facility
		22,794,575	Corp. Rev., 5.00%, 10/1/13(1)	2,015,000	2,030,495
TENNESSEE — 0.4%			Garza County Public Facility
Chattanooga Health			Corp. Rev., 5.25%, 10/1/14(1)	1,115,000	1,116,974
Educational & Housing			Garza County Public Facility
Facility Board Rev.,			Corp. Rev., 5.25%, 10/1/15(1)	1,225,000	1,213,865
Series 2005 A, (Campus			Garza County Public Facility
Development Foundation,			Corp. Rev., 5.25%, 10/1/16(1)	1,145,000	1,125,787
Inc. Phase I LLC),
5.00%, 10/1/15(1)	3,340,000	3,065,686	Garza County Public Facility
			Corp. Rev., 5.50%, 10/1/16(1)	1,000,000	998,130
Tennessee State School
Board Auth. Rev., Series			Gregg County Health
2008 B, (Higher Educational			Facilities Development Corp.
Facilities), 5.125%, 5/1/33(1)	2,300,000	2,363,733	Rev., Series 2006 A, (Good
			Shepherd Medical Center),
		5,429,419	5.00%, 10/1/16(1)	1,000,000	949,220
TEXAS — 4.3%			Harris County Cultural
Allen Independent			Education Facilities Finance
School District GO,			Corp. Rev., Series 2008 B,
5.25%, 2/15/34(1)	3,300,000	3,437,346	(The Methodist Hospital
Canadian River			System), 5.50%, 12/1/18(1)	2,500,000	2,756,675
Municipal Water Auth.			Harris County Finance Corp.
Rev., (Conjunctive Use			Multi-Family Housing
Groundwater), 5.00%,			Rev., (Las Americas
2/15/19 (Ambac)(1)	1,000,000	1,060,410	Apartments), 4.90%, 3/1/11
			(LIQ FAC: FNMA)(1)	100,000	102,508

33

Tax-Free Bond

	Principal			Principal
	Amount	Value		Amount	Value
Harris County Health			West Oso Independent
Facilities Development			School District GO, 5.50%,
Corp. Rev., Series 2006 C,			8/15/13, Prerefunded at
(Methodist Hospital), VRDN,			100% of Par (PSF-GTD)(1)(2)	$ 1,265,000	$ 1,465,945
0.25%, 6/1/09 (FSA)(1)	$ 3,550,000	$ 3,550,000	Williamson County GO,
Hays Consolidated			Series 2004 A, (Unlimited
Independent School District			Tax Road & Refunding
GO, 4.47%, 8/15/11			Bonds), 5.00%,
(PSF-GTD)(1)(2)(4)	700,000	676,298	2/15/19 (NATL)(1)	1,000,000	1,125,000
Hays Consolidated					56,055,835
Independent School District			U.S. VIRGIN ISLANDS — 0.3%
GO, 4.47%, 8/15/11
(PSF-GTD)(1)(4)	2,300,000	2,219,201	Virgin Islands Public
			Finance Auth. Rev., Series
Hidalgo County GO, 5.50%,			1998 A, (Senior Lien),
8/15/12, Prerefunded at			5.20%, 10/1/09(1)	2,000,000	2,016,360
100% of Par (FGIC)(1)(2)	1,295,000	1,459,154	Virgin Islands Water &
Hidalgo County GO, 5.50%,			Power Auth. Rev., Series
8/15/12, Prerefunded at			2007 A, 5.00%, 7/1/24(1)	1,500,000	1,342,755
100% of Par (FGIC)(1)(2)	1,750,000	1,971,830
Live Oak GO, 5.25%,					3,359,115
8/1/22 (NATL)(1)	1,630,000	1,655,754	UTAH — 1.2%
Montgomery County GO,			Eagle Mountain City Gas &
5.50%, 3/1/14, Prerefunded			Electric Rev., 5.00%,
			6/1/19 (Radian)(1)	2,550,000	2,376,574
at 100% of Par (Ambac)(1)(2)	1,740,000	2,022,541
North Texas Thruway Auth.			Intermountain Power
Rev., Series 2008 H, (First			Agency Rev., Series 2008 A,
			5.25%, 7/1/20(1)	3,500,000	3,633,280
Tier), VRN, 5.00%, 1/1/13(1)	9,500,000	9,542,940
Pasadena Independent			Salt Lake City Hospital
School District GO, Series			Rev., Series 1988 A,
1996 A, 6.05%, 2/15/16			(Intermountain Health
(PSF-GTD)(1)	550,000	663,691	Corporation), 8.125%,
Southside Independent			5/15/15(1)(2)	775,000	918,398
School District GO, Series			Utah County Municipal
2004 A, 5.25%, 8/15/25			Building Auth. Lease Rev.,
			5.00%, 11/1/09 (Ambac)(1)(2)	1,495,000	1,524,078
(PSF-GTD)(1)	2,120,000	2,244,847
Tarrant County Cultural			Utah County Municipal
Education Facilities Finance			Building Auth. Lease Rev.,
Corp. Retirement Facility			5.25%, 11/1/11, Prerefunded
Rev., (Air Force Village			at 100% of Par (Ambac)(1)(2)	1,820,000	2,001,909
Obligated Group),			Utah County Municipal
5.00%, 5/15/16(1)	1,000,000	905,840	Building Auth. Lease Rev.,
Texas Public Finance Auth.			5.25%, 11/1/11, Prerefunded
Rev., (Technical College),			at 100% of Par (Ambac)(1)(2)	1,915,000	2,106,404
6.25%, 8/1/09 (NATL)(1)	195,000	195,538	Utah County Municipal
Texas Public Finance Auth.			Building Auth. Lease Rev.,
Rev., Series 2006 A,			5.50%, 11/1/11, Prerefunded
(KIPP, Inc.), 5.25%,			at 100% of Par (Ambac)(1)(2)	1,000,000	1,105,920
2/15/14 (ACA)(1)	400,000	362,496	West Valley City Municipal
Travis County Health			Building Auth. Lease Rev.,
Facilities Development			Series 2002 A, 5.00%,
Corp. Rev., Series 1999			8/1/10 (Ambac)(1)	1,130,000	1,176,692
A, (Ascension Health			West Valley City Sales Tax
Credit), 5.875%, 11/15/09,			Rev., Series 2001 A, 5.50%,
Prerefunded at 101%			7/15/11, Prerefunded at
of Par (Ambac)(1)(2)	1,000,000	1,034,440	100% of Par (NATL)(1)(2)	1,305,000	1,428,597
					16,271,852

34

Tax-Free Bond

	Principal			Principal
	Amount	Value		Amount	Value
VERMONT — 0.3%			Energy Northwest Wind Rev.,
University of Vermont &			4.75%, 7/1/20 (NATL)(1)	$ 1,750,000	$ 1,788,395
State Agricultural			King County Public Hospital
College Rev., 5.00%,			District No. 2 GO, (Evergreen
10/1/19 (Ambac)(1)	$ 4,290,000	$ 4,591,415	Healthcare), 5.00%,
VIRGINIA — 1.6%			12/1/14 (NATL)(1)	1,000,000	1,075,460
Fairfax County COP,			King County School District
5.30%, 4/15/23(1)	1,500,000	1,576,275	No. 414 Lake Washington
			GO, 5.75%, 12/1/12,
Pittsylvania County GO,			Prerefunded at 100%
Series 2001 B, 5.75%,			of Par(1)(2)	1,555,000	1,787,053
3/1/18 (NATL/School Bond
Reserve Fund)(1)	1,115,000	1,194,745	Kitsap County School
			District No. 303 Bainbridge
Richmond Public Utility Rev.,			Island GO, 5.00%,
5.00%, 1/15/35(1)	2,500,000	2,545,775	12/1/17 (NATL/School
Virginia College Building &			Bond Guarantee)(1)	1,000,000	1,118,150
Education Facilities Auth.			Mason County School
Rev., Series 2009 A, (Public			District No.309 Shelton
Higher Education Financing			GO, 5.625%, 12/1/11,
Program), 5.00%, 9/1/28(1)	5,100,000	5,393,862	Prerefunded at 100%
Virginia Resources Auth.			of Par (FGIC/School
Clean Water Rev.,			Bond Guarantee)(1)(2)	1,260,000	1,401,788
5.00%, 10/1/16(1)	5,120,000	5,941,555	Metropolitan Park District of
Virginia Resources Auth.			Tacoma GO, 6.00%, 12/1/11,
Clean Water Rev.,			Prerefunded at 100%
5.00%, 10/1/22(1)	4,150,000	4,668,667	of Par (Ambac)(1)(2)	1,000,000	1,121,770
		21,320,879	Metropolitan Park District of
WASHINGTON — 4.2%			Tacoma GO, 6.00%, 12/1/11,
Benton County Public Utility			Prerefunded at 100%
District No. 1 Electric Rev.,			of Par (Ambac)(1)(2)	1,120,000	1,256,382
Series 2001 A, 5.625%,			Snohomish County
11/1/19 (FSA)(1)	1,000,000	1,070,300	Edmonds School District
Cowlitz County Kelso School			No. 15 GO, 5.00%, 12/1/17
District No. 458 GO, 5.75%,			(NATL/FGIC/School Bond
6/1/12, Prerefunded at			Guarantee)(1)	6,715,000	7,481,584
100% of Par (FSA/School			University of Washington
Bond Guarantee)(1)(2)	1,000,000	1,129,010	Rev., (Student Facilities
Energy Northwest Electric			Fee), 5.875%, 6/1/10,
Rev., Series 2002 A,			Prerefunded at 101%
(Columbia Generating),			of Par (FSA)(1)(2)	1,720,000	1,828,291
5.75%, 7/1/18 (NATL)(1)	3,500,000	3,804,465	Washington GO, Series 1990
Energy Northwest Electric			A, 6.75%, 2/1/15(1)	1,000,000	1,153,980
Rev., Series 2002 B,			Washington Health Care
(Columbia Generating),			Facilities Auth. Rev., Series
6.00%, 7/1/18 (Ambac)(1)	10,000,000	10,983,900	2006 D, (Providence Health
Energy Northwest Electric			& Services), 5.25%,
Rev., Series 2008 D,			10/1/33 (FSA)(1)	4,500,000	4,562,865
(Columbia Generating),			Washington Health Care
5.00%, 7/1/12(1)	2,375,000	2,587,349	Facilities Auth. Rev., Series
Energy Northwest Electric			2009 A, (Swedish Health
Rev., Series 2009 A, (Project			Services), 6.50%, 11/15/33	4,000,000	4,049,200
3), 5.25%, 7/1/18(1)	3,000,000	3,383,190

35

Tax-Free Bond

	Principal			Principal
	Amount	Value		Amount	Value
Whitman County Pullman			Wisconsin Health &
School District No. 267 GO,			Educational Facilities Auth.
5.625%, 12/1/16 (FSA/			Rev., (Luther Hospital),
School Bond Guarantee)(1)	$ 1,500,000	$ 1,633,635	5.75%, 11/15/30(1)	$ 5,800,000	$ 6,022,604
Yakima County School			Wisconsin Transportation
District No. 208 West Valley			Rev., Series 2008 A,
GO, 5.00%, 12/1/18 (NATL/			5.00%, 7/1/18(1)	500,000	567,945
School Bond Guarantee)(1)	1,675,000	1,854,728			16,284,031
		55,071,495	TOTAL MUNICIPAL SECURITIES
WISCONSIN — 1.2%			(Cost $1,267,483,579)		1,298,968,745
Wisconsin Clean Water Rev.,
6.875%, 6/1/11(1)	1,370,000	1,441,801	Short-Term Municipal Securities — 1.3%
Wisconsin Health &			CALIFORNIA — 1.3%
Educational Facilities Auth.			California GO,
Rev., (Aurora Medical			3.25%, 6/3/09(1)
Group), 6.00%,			(Cost $17,000,000)	17,000,000	17,000,000
11/15/10 (FSA)(1)	2,590,000	2,741,308	TOTAL INVESTMENT
Wisconsin Health &			SECURITIES — 100.4%
Educational Facilities			(Cost $1,284,483,579)		1,315,968,745
Auth. Rev., (Blood Center			OTHER ASSETS
Southeastern),			AND LIABILITIES — (0.4)%		(5,667,576)
5.75%, 6/1/34(1)	600,000	569,556
Wisconsin Health &			TOTAL NET ASSETS — 100.0%		$1,310,301,169
Educational Facilities Auth.
Rev., (Luther Hospital),
5.50%, 11/15/22(1)	4,655,000	4,940,817

Futures Contracts
			Underlying Face
Contracts Sold	Expiration Date		Amount at Value	Unrealized Gain (Loss)
1,253 U.S. Treasury 2-Year Notes	September 2009		$271,666,063	$(128,146)

Notes to Schedule of Investments
ABAG = Association of Bay Area Governments			PSF-GTD = Permanent School Fund Guaranteed
ACA = American Capital Access			Radian = Radian Asset Assurance, Inc.
AGC = Assured Guaranty Corporation			SBBPA = Standby Bond Purchase Agreement
Ambac = Ambac Assurance Corporation			VRDN = Variable Rate Demand Note. Interest reset date is indicated.
BHAC = Berkshire Hathaway Assurance Corporation			Rate shown is effective at the period end.
CIFG = CDC IXIS Financial Guaranty North America			VRN = Variable Rate Note. Interest reset date is indicated. Rate shown
CIFG-TCRS = CDC IXIS Financial Guaranty North America -			is effective at the period end.
Transferable Custodial Receipts			XLCA = XL Capital Ltd.
COP = Certificates of Participation			(1)	Security, or a portion thereof, has been segregated for when-issued
			securities and futures contracts. At the period end, the aggregate
FGIC = Financial Guaranty Insurance Company			value of securities pledged was $295,510,000.
FNMA = Federal National Mortgage Association			(2)	Escrowed to maturity in U.S. government securities or state and
FSA = Financial Security Assurance, Inc.			local government securities.
GO = General Obligation			(3) When-issued security.
LIBOR = London Interbank Offered Rate			(4)	Security is a zero-coupon municipal bond. The rate indicated is the
LIQ FAC = Liquidity Facilities			yield to maturity at purchase. Zero-coupon securities are issued at
LOC = Letter of Credit			a substantial discount from their value at maturity.
NATL = National Public Finance Guarantee Corporation
NATL-IBC = National Public Finance Guarantee Corporation Insured
Bond Certificates			See Notes to Financial Statements.

36

Statement of Assets and Liabilities

MAY 31, 2009
	Tax-Free Money
	Market	Tax-Free Bond
Assets
Investment securities, at value (cost of $330,162,957
and $1,284,483,579, respectively)	$330,162,957	$1,315,968,745
Cash	580,256	89,135
Receivable for investments sold	3,118,559	1,285,000
Receivable for capital shares sold	270,239	2,049,577
Interest receivable	1,232,265	18,296,878
Prepaid temporary guarantee program fees	35,439	—
	335,399,715	1,337,689,335

Liabilities
Payable for investments purchased	—	24,047,736
Payable for capital shares redeemed	500,999	1,945,646
Accrued management fees	124,512	513,323
Payable for variation margin on futures contracts	—	333,322
Dividends payable	6,369	548,139
	631,880	27,388,166

Net Assets	$334,767,835	$1,310,301,169

Net Assets Consist of:
Capital paid in	$334,793,161	$1,295,309,461
Undistributed net investment income	—	56,529
Accumulated net realized loss on investment transactions	(25,326)	(16,421,841)
Net unrealized appreciation on investments	—	31,357,020
	$334,767,835	$1,310,301,169

Investor Class
Net assets	$334,767,835	$1,198,418,984
Shares outstanding	334,804,122	111,988,454
Net asset value per share	$1.00	$10.70

Institutional Class
Net assets	N/A	$111,882,185
Shares outstanding	N/A	10,454,198
Net asset value per share	N/A	$10.70

See Notes to Financial Statements.

37

Statement of Operations

YEAR ENDED MAY 31, 2009
	Tax-Free
	Money Market	Tax-Free Bond
Investment Income (Loss)
Income:
Interest	$6,192,598	$49,718,781

Expenses:
Management fees	1,550,745	5,325,304
Temporary guarantee program fees	96,653	—
Portfolio insurance	25,810	—
Trustees’ fees and expenses	16,507	58,417
Other expenses	1,763	3,402
	1,691,478	5,387,123
Fees waived	(100,197)	—
	1,591,281	5,387,123

Net investment income (loss)	4,601,317	44,331,658

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	17,166	(16,196,031)
Futures contract transactions	—	1,561,041
	17,166	(14,634,990)

Change in net unrealized appreciation (depreciation) on:
Investments	—	13,887,390
Futures contracts	—	(271,241)
	—	13,616,149

Net realized and unrealized gain (loss)	17,166	(1,018,841)

Net Increase (Decrease) in Net Assets Resulting from Operations	$4,618,483	$43,312,817

See Notes to Financial Statements.

38

Statement of Changes in Net Assets

YEARS ENDED MAY 31, 2009 AND MAY 31, 2008
	Tax-Free Money Market		Tax-Free Bond
Increase (Decrease) in Net Assets	2009	2008	2009	2008
Operations
Net investment income (loss)	$ 4,601,317	$ 8,191,291	$ 44,331,658	$ 35,064,332
Net realized gain (loss)	17,166	68	(14,634,990)	1,648,708
Change in net unrealized appreciation
(depreciation)	—	—	13,616,149	3,814,582
Net increase (decrease) in net assets
resulting from operations	4,618,483	8,191,359	43,312,817	40,527,622

Distributions to Shareholders
From net investment income:
Investor Class	(4,603,543)	(8,191,291)	(40,900,161)	(33,554,485)
Institutional Class	—	—	(3,374,968)	(1,529,931)
Advisor Class	—	—	—	(4,501)
Decrease in net assets from distributions	(4,603,543)	(8,191,291)	(44,275,129)	(35,088,917)

Capital Share Transactions
Net increase (decrease) in net assets from
capital share transactions	21,210,772	37,808,998	240,719,969	344,147,689

Net increase (decrease) in net assets	21,225,712	37,809,066	239,757,657	349,586,394

Net Assets
Beginning of period	313,542,123	275,733,057	1,070,543,512	720,957,118
End of period	$334,767,835	$313,542,123	$1,310,301,169	$1,070,543,512

Undistributed net investment income	—	—	$56,529	—

See Notes to Financial Statements.

39

Notes to Financial Statements

MAY 31, 2009

1. Organization and Summary of Significant Accounting Policies

Organization — American Century Municipal Trust (the trust) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. Tax-Free Money Market Fund (Tax-Free Money Market) and Tax-Free Bond Fund (Tax-Free Bond) (collectively, the funds) are two funds in a series issued by the trust. Tax-Free Money Market is diversified under Rule 2a-7 of the 1940 Act. Tax-Free Bond is diversified under the 1940 Act. The funds’ investment objective is to seek safety of principal and high current income that is exempt from federal income tax. Tax-Free Money Market invests primarily in cash-equivalent, high-quality municipal obligations. Tax-Free Bond invests primarily in high-quality municipal obligations. The following is a summary of the funds’ significant accounting policies.

Multiple Class — Tax-Free Money Market is authorized to issue the Investor Class. Tax-Free Bond is authorized to issue the Investor Class and the Institutional Class. Prior to December 3, 2007, Tax-Free Bond was authorized to issue the Advisor Class (see Note 11). The share classes differ principally in their respective distribution and shareholder servicing expenses and arrangements. All shares of each fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the funds are allocated to each class of shares based on their relative net assets.

Security Valuations — Securities of Tax-Free Money Market are valued at amortized cost, which approximates current market value. Securities of Tax-Free Bond are valued at current market value as provided by a commercial pricing service or at the mean of the most recent bid and ask prices. Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Debt securities maturing in greater than 60 days at the time of purchase are valued at current market value as provided by a commercial pricing service or at the mean of the most recent bid and asked prices. Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued as determined in accordance with procedures adopted by the Board of Trustees. If the funds determine that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security’s fair value, such security is valued as determined by the Board of Trustees or its designee, in accordance with procedures adopted by the Board of Trustees, if such determination would materially impact a fund’s net asset value. Certain other circumstances may cause the funds to use alternative procedures to value a security such as: a security has been declared in default; trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

Security Transactions — For financial reporting purposes, security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

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When-Issued — Tax-Free Bond may engage in securities transactions on a when-issued basis. Under these arrangements, the securities’ prices and yields are fixed on the date of the commitment, but payment and delivery are scheduled for a future date. During this period, securities are subject to market fluctuations. The fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet the purchase price.

Income Tax Status — It is each fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The funds are no longer subject to examination by tax authorities for years prior to 2006. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes. Interest and penalties associated with any federal or state income tax obligations, if any, are recorded as interest expense.

Distributions to Shareholders — Distributions from net investment income are declared daily and paid monthly. Distributions from net realized gains, if any, are generally declared and paid annually. Tax-Free Money Market does not generally expect to realize any long-term capital gains, and accordingly, does not expect to pay any capital gains distributions.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business, the funds enter into contracts that provide general indemnifications. The funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the funds. The risk of material loss from such claims is considered by management to be remote.

Use of Estimates — The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Subsequent Events — Management has evaluated events or transactions that may have occurred since May 31, 2009, that would merit recognition or disclosure in the financial statements. This evaluation was completed through July 22, 2009, the date the financial statements were available to be issued.

2. Fees and Transactions with Related Parties

Management Fees — The trust has entered into a Management Agreement with American Century Investment, Inc. (ACIM) (the investment advisor), under which ACIM provides the funds with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The Agreement provides that all expenses of the funds, except brokerage commissions, taxes, portfolio insurance, interest, fees and expenses of those trustees who are not considered “interested persons” as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of each specific class of shares of each fund and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the funds and certain other accounts managed by the investment advisor that are in the same broad investment category as each fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.1570% to 0.2700% for Tax-Free Money Market. The rates for the Investment Category Fee range from 0.1625% to 0.2800% for Tax-Free Bond. Rates for

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the Complex Fee range from 0.2500% to 0.3100% for the Investor Class. The Institutional Class is 0.2000% less at each point within the Complex Fee range. Effective August 1, 2008 through July 31, 2009, the investment advisor voluntarily agreed to waive 0.038% of its management fee for Tax-Free Money Market. The total amount of the waiver for the year ended May 31, 2009, is shown on the Statement of Operations. The fee waiver may be revised or terminated at any time without notice. The effective annual management fee for the Investor Class of Tax-Free Money Market for the year ended May 31, 2009 was 0.49% before waiver and 0.46% after waiver. The effective annual management fee for the Investor Class and Institutional Class of Tax-Free Bond was 0.48% and 0.28%, respectively, for the year ended May 31, 2009.

Money Market Insurance — Tax-Free Money Market, along with other money market funds managed by ACIM, entered into an insurance agreement with Ambac Assurance Corporation (Ambac). Ambac provided limited coverage for certain loss events including issuer defaults as to payment of principal or interest and insolvency of a credit enhancement provider. Tax-Free Money Market paid annual premiums to Ambac, which were amortized daily over one year. For the year ended May 31, 2009, the annualized ratio of money market insurance expense to average net assets was 0.01%. The agreement expired on January 31, 2009, and was not renewed.

Temporary Guarantee Program — On October 3, 2008, the Board of Trustees approved Tax-Free Money Market to participate in the U.S. Treasury Department’s Temporary Guarantee Program for Money Market Funds (the program). The program provides coverage to guarantee the account values of shareholders in the event the fund’s net asset value falls below $0.995 and the Trustees liquidate the fund. The program covers the lesser of a shareholder’s account value on September 19, 2008, or on the date of liquidation. Participation in the program requires Tax-Free Money Market to pay a fee based on the net assets of Tax-Free Money Market as of the close of business on September 19, 2008, which is amortized daily over the period. Tax-Free Money Market participated in the program from September 19, 2008 through December 19, 2008 and paid a fee of 0.01% of its net assets as of September 19, 2008. Tax-Free Money Market continued its participation in the program from December 20, 2008 through April 30, 2009 and paid a fee of 0.015% of its net assets as of September 19, 2008. Tax-Free Money Market continued its participation in a program extension from May 1, 2009 through September 18, 2009 and paid a fee of 0.015% of its net assets as of September 19, 2008. The Secretary of the Treasury currently has no authority to extend the program beyond September 18, 2009. For the year ended May 31, 2009, the annualized ratio of the program fee to average net assets was 0.03%.

Related Parties — Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC), the parent of the trust’s investment advisor, ACIM, the distributor of the trust, American Century Investment Services, Inc., and the trust’s transfer agent, American Century Services, LLC.

The funds have a Mutual Funds Services Agreement with J.P. Morgan Investor Services Co. (JPMIS). JPMorgan Chase Bank (JPMCB) is a custodian of the funds. JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC.

3. Investment Transactions

Purchases and sales of investment securities for Tax-Free Bond, excluding short-term investments, for the year ended May 31, 2009, were $643,125,239 and $391,060,817 respectively.

All investment transactions for Tax-Free Money Market were considered short-term during the year ended May 31, 2009.

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4. Capital Share Transactions

Transactions in shares of the funds were as follows (unlimited number of shares authorized):

	Year ended May 31, 2009		Year ended May 31, 2008
	Shares	Amount	Shares	Amount

Tax-Free Money Market
Investor Class
Sold	283,675,396	$ 283,675,396	253,755,789	$ 253,755,789
Issued in reinvestment of distributions	4,370,332	4,370,332	8,015,936	8,015,936
Redeemed	(266,834,956)	(266,834,956)	(223,962,727)	(223,962,727)
Net increase (decrease)	21,210,772	$ 21,210,772	37,808,998	$ 37,808,998

Tax-Free Bond
Investor Class
Sold	55,526,950	$582,342,548	35,687,999	$382,982,672
Issued in connection with
acquisition (Note 10)	—	—	7,774,102	82,359,758
Issued in connection with
reclassification (Note 11)	—	—	21,853	234,652
Issued in reinvestment of distributions	3,307,002	34,708,153	2,594,739	27,751,493
Redeemed	(40,219,830)	(419,767,975)	(19,213,634)	(205,984,323)
	18,614,122	197,282,726	26,865,059	287,344,252
Institutional Class
Sold	8,392,238	87,738,781	6,270,528	67,276,110
Issued in reinvestment of distributions	307,123	3,226,047	139,087	1,489,799
Redeemed	(4,568,092)	(47,527,585)	(1,076,544)	(11,561,403)
	4,131,269	43,437,243	5,333,071	57,204,506
Advisor Class
Sold			5,316	57,026
Issued in reinvestment of distributions			344	3,658
Redeemed in connection with
reclassification (Note 11)			(21,853)	(234,652)
Redeemed			(21,465)	(227,101)
			(37,658)	(401,069)
Net increase (decrease)	22,745,391	$240,719,969	32,160,472	$344,147,689

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5. Fair Value Measurements

The funds’ securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the funds. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

• Level 1 valuation inputs consist of actual quoted prices based on an active market;

• Level 2 valuation inputs consist of significant direct or indirect observable market data; or

• Level 3 valuation inputs consist of significant unobservable inputs such as a fund’s own assumptions.

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the valuation inputs used to determine the fair value of the funds’ securities and other financial instruments as of May 31, 2009:

	Value of	Unrealized Gain (Loss) on
Fund/Valuation Inputs	Investment Securities	Other Financial Instruments*

Tax-Free Money Market
Level 1 – Quoted Prices	—	—
Level 2 – Other Significant Observable Inputs	$330,162,957	—
Level 3 – Significant Unobservable Inputs	—	—
	$330,162,957	—

Tax-Free Bond
Level 1 – Quoted Prices	—	$(128,146)
Level 2 – Other Significant Observable Inputs	$1,315,968,745	—
Level 3 – Significant Unobservable Inputs	—	—
	$1,315,968,745	$(128,146)
*Includes futures contracts.

6. Derivative Instruments

Interest Rate Risk — Tax-Free Bond is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of realized gain (loss) on futures contract transactions and change in unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. During the year ended May 31, 2009, Tax-Free Bond purchased and sold futures contracts.

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For Tax-Free Bond, the value of interest rate risk derivatives as of May 31, 2009, is disclosed on the Statement of Assets and Liabilities as a liability of $333,322 in payable for variation margin on futures contracts. For Tax-Free Bond, for the year ended May 31, 2009, the effect of interest rate risk derivatives on the Statement of Operations was $1,561,041 in net realized gain (loss) on futures contract transactions and $(271,241) in change in net unrealized appreciation (depreciation) on futures contracts.

The value of derivative instruments at period end and the effect of derivatives on the Statement of Operations is indicative of Tax-Free Bond’s typical volume.

7. Bank Line of Credit

Tax-Free Bond, along with certain other funds in the American Century Investments family of funds, had a $500,000,000 unsecured bank line of credit agreement with Bank of America, N.A. The line expired December 10, 2008, and was not renewed. The agreement allowed the Tax-Free Bond to borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement were subject to interest at the Federal Funds rate plus 0.40%. Tax-Free Bond did not borrow from the line during the year ended May 31, 2009.

8. Interfund Lending

The funds, along with certain other funds in the American Century Investments family of funds, may participate in an interfund lending program, pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC). This program provides an alternative credit facility allowing the funds to borrow from or lend to other funds in the American Century Investments family of funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. The interfund loan rate earned/paid on interfund lending transactions is determined daily based on the average of certain current market rates. Interfund lending transactions normally extend only overnight, but can have a maximum duration of seven days. The program is subject to annual approval by the Board of Trustees. During the year ended May 31, 2009, the funds did not utilize the program.

9. Federal Tax Information

The tax character of distributions paid during the years May 31, 2009 and May 31, 2008 were as follows:

	Tax-Free Money Market		Tax-Free Bond
	2009	2008	2009	2008
Distributions Paid From
Exempt income	$4,603,543	$8,191,291	$44,275,129	$35,088,917
Long-term capital gains	—	—	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

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As of May 31, 2009, the components of distributable earnings on a tax-basis and the federal tax cost of investments were as follows:

	Tax-Free Money
	Market	Tax-Free Bond
Federal tax cost of investments	$330,162,957	$1,284,595,610
Gross tax appreciation of investments	—	$50,607,665
Gross tax depreciation of investments	—	(19,234,530)
Net tax appreciation (depreciation) of investments	—	$31,373,135
Net tax appreciation (depreciation) on derivatives	—	—
Net tax appreciation (depreciation)	—	$31,373,135
Undistributed exempt income	—	$56,529
Accumulated capital losses	$(18,531)	$(4,924,775)
Capital loss deferrals	$(6,795)	$(11,513,181)

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the treatment of non-shareholder capital contributions and the realization for tax purposes of unrealized gains (losses) on certain futures contracts.

The accumulated capital losses listed above represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be limited due to large shareholder redemptions. The capital loss carryovers expire as follows:

	2010	2011	2012	2013	2014	2015	2016	2017
Tax-Free Money Market	$(8,870)	—	$(3,706)	$(1,346)	—	$(1,691)	$(2,918)	—
Tax-Free Bond	—	—	—	—	—	$(1,643,796)	—	$(3,280,979)

The capital loss deferrals listed above for the funds represent net capital losses incurred in the seven-month period ended May 31, 2009. The funds have elected to treat such losses as having been incurred in the following fiscal year for federal income tax purposes.

10. Reorganization Plan

On December 8, 2006, the Board of Trustees of Arizona Municipal Bond Fund (Arizona Municipal) and Florida Municipal Bond Fund (Florida Municipal), two funds in a series issued by the trust, approved a plan of reorganization (the reorganization) pursuant to which Tax-Free Bond acquired all of the assets of Arizona Municipal and Florida Municipal in exchange for shares of equal value of Tax-Free Bond and assumption by Tax-Free Bond of certain ordinary course liabilities of Arizona Municipal and Florida Municipal. The financial statements and performance history of Tax-Free Bond were carried over in the post-reorganization. The reorganization was approved by shareholders of Arizona Municipal and Florida Municipal on July 27, 2007. The reorganization was effective at the close of business on September 4, 2007.

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The acquisition was accomplished by a tax-free exchange of shares. On September 4, 2007, Arizona Municipal and Florida Municipal exchanged its shares for shares of Tax-Free Bond as follows:

Original Fund/Class	Shares Exchanged	New Fund/Class	Shares Received
Arizona Municipal — Investor Class	4,494,080	Tax-Free Bond — Investor Class	4,498,324
Arizona Municipal — A Class	164,193	Tax-Free Bond — Investor Class	164,348
Arizona Municipal — B Class	3,944	Tax-Free Bond — Investor Class	3,948
Arizona Municipal — C Class	51,040	Tax-Free Bond — Investor Class	51,088

Original Fund/Class	Shares Exchanged	New Fund/Class	Shares Received
Florida Municipal — Investor Class	2,922,084	Tax-Free Bond — Investor Class	2,880,695
Florida Municipal — A Class	85,128	Tax-Free Bond — Investor Class	83,923
Florida Municipal — B Class	930	Tax-Free Bond — Investor Class	917
Florida Municipal — C Class	92,165	Tax-Free Bond — Investor Class	90,859

The net assets of Florida Municipal, Florida Municipal and Tax-Free Bond immediately before the acquisition were $49,968,836, $32,390,922 and $744,181,750, respectively. Florida Municipal and Florida Municipal unrealized appreciation of $1,047,515 and $720,616 was combined with that of Tax-Free Bond. Immediately after the acquisition, the combined net assets were $826,541,508. Tax-Free Bond acquired capital loss carryovers of $(152,225) and $(83,627) from Florida Municipal and Florida Municipal, respectively.

11. Corporate Event

On July 27, 2007, the Advisor Class shareholders of Tax-Free Bond approved a reclassification of Advisor Class shares into Investor Class shares. The change was approved by the Board of Trustees on December 8, 2006. The reclassification was effective on December 3, 2007.

12. Recently Issued Accounting Standards

The Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (FAS 157), in September 2006, which is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands the required financial statement disclosures about fair value measurements. The adoption of FAS 157 did not materially impact the determination of fair value.

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities — an amendment of FASB Statement No. 133” (FAS 161). FAS 161 is effective for interim periods beginning after November 15, 2008 and has been adopted by the funds. FAS 161 amends and expands disclosures about derivative instruments and hedging activities. FAS 161 requires qualitative disclosures about the objectives and strategies of derivative instruments, quantitative disclosures about the fair value amounts of and gains and losses on derivative instruments, and disclosures of credit-risk-related contingent features in hedging activities.

13. Other Tax Information (Unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The funds designate exempt interest dividends for the fiscal year ended May 31, 2009, as follows:

	Tax-Free Money Market	Tax-Free Bond
Exempt interest dividends	$4,597,614	$44,137,311

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Financial Highlights
Tax-Free Money Market

Investor Class
For a Share Outstanding Throughout the Years Ended May 31
	2009	2008	2007	2006	2005
Per-Share Data
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Income From Investment Operations
Net Investment Income (Loss)	0.01	0.03	0.03	0.02	0.01
Distributions
From Net Investment Income	(0.01)	(0.03)	(0.03)	(0.02)	(0.01)
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return(1)	1.47%	2.97%	3.26%	2.51%	1.33%

Ratios/Supplemental Data
Ratio of Operating Expenses
to Average Net Assets	0.50%(2)	0.51%	0.52%	0.52%	0.51%
Ratio of Operating Expenses
to Average Net Assets
(Before Expense Waiver)	0.53%	0.51%	0.52%	0.52%	0.51%
Ratio of Net Investment Income
(Loss) to Average Net Assets	1.45%(2)	2.91%	3.22%	2.47%	1.31%
Ratio of Net Investment Income
(Loss) to Average Net Assets
(Before Expense Waiver)	1.42%	2.91%	3.22%	2.47%	1.31%
Net Assets, End of Period (in thousands)	$334,768	$313,542	$275,733	$272,208	$284,851

(1)	Total return assumes reinvestment of net investment income and capital gains distributions, if any.
(2)	Effective August 1, 2008, the investment advisor voluntarily agreed to waive a portion of its management fee.
See Notes to Financial Statements.

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Tax-Free Bond

Investor Class
For a Share Outstanding Throughout the Years Ended May 31
	2009	2008	2007	2006	2005
Per-Share Data
Net Asset Value, Beginning of Period	$10.74	$10.68	$10.67	$10.88	$10.71
Income From Investment Operations
Net Investment Income (Loss)	0.41	0.43	0.42	0.40	0.38
Net Realized and Unrealized Gain (Loss)	(0.04)	0.06	0.01	(0.20)	0.17
Total From Investment Operations	0.37	0.49	0.43	0.20	0.55
Distributions
From Net Investment Income	(0.41)	(0.43)	(0.42)	(0.40)	(0.38)
From Net Realized Gains	—	—	—	(0.01)	—
Total Distributions	(0.41)	(0.43)	(0.42)	(0.41)	(0.38)
Net Asset Value, End of Period	$10.70	$10.74	$10.68	$10.67	$10.88

Total Return(1)	3.58%	4.66%	4.08%	1.87%	5.16%

Ratios/Supplemental Data
Ratio of Operating Expenses
to Average Net Assets	0.49%	0.49%	0.49%	0.49%	0.50%
Ratio of Net Investment Income
(Loss) to Average Net Assets	3.89%	4.00%	3.91%	3.73%	3.46%
Portfolio Turnover Rate	37%	62%	43%	79%	77%
Net Assets, End of Period (in thousands)	$1,198,419	$1,002,648	$709,988	$665,458	$610,420

(1)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
See Notes to Financial Statements.

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Tax-Free Bond

Institutional Class
For a Share Outstanding Throughout the Years Ended May 31
	2009	2008	2007	2006	2005
Per-Share Data
Net Asset Value, Beginning of Period	$10.74	$10.68	$10.67	$10.88	$10.71
Income From Investment Operations
Net Investment Income (Loss)	0.43	0.45	0.44	0.42	0.40
Net Realized and Unrealized Gain (Loss)	(0.04)	0.06	0.01	(0.20)	0.17
Total From Investment Operations	0.39	0.51	0.45	0.22	0.57
Distributions
From Net Investment Income	(0.43)	(0.45)	(0.44)	(0.42)	(0.40)
From Net Realized Gains	—	—	—	(0.01)	—
Total Distributions	(0.43)	(0.45)	(0.44)	(0.43)	(0.40)
Net Asset Value, End of Period	$10.70	$10.74	$10.68	$10.67	$10.88

Total Return(1)	3.78%	4.88%	4.28%	2.07%	5.37%

Ratios/Supplemental Data
Ratio of Operating Expenses
to Average Net Assets	0.29%	0.29%	0.29%	0.29%	0.30%
Ratio of Net Investment Income (Loss)
to Average Net Assets	4.09%	4.20%	4.11%	3.93%	3.66%
Portfolio Turnover Rate	37%	62%	43%	79%	77%
Net Assets, End of Period (in thousands)	$111,882	$67,895	$10,567	$7,815	$8,796

(1)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
See Notes to Financial Statements.

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Report of Independent Registered Public Accounting Firm

To the Trustees of the American Century Municipal Trust and Shareholders of the Tax-Free Money Market Fund and the Tax-Free Bond Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Tax-Free Money Market and the Tax-Free Bond Fund (two of the four funds comprising the American Century Municipal Trust, hereafter referred to as the “Funds”) at May 31, 2009, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
July 22, 2009

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Management

The individuals listed below serve as trustees or officers of the funds. Each trustee serves until his or her successor is duly elected and qualified or until he or she retires. Effective March 2004, mandatory retirement age for independent trustees is 73. However, the mandatory retirement age may be extended for a period not to exceed two years with the approval of the remaining independent trustees. Those listed as interested trustees are “interested” primarily by virtue of their engagement as directors and/ or officers of, or ownership interest in, American Century Companies, Inc. (ACC) or its wholly owned, direct or indirect, subsidiaries, including the fund’s investment advisor, American Century Investment Management, Inc. (ACIM); the fund’s principal underwriter, American Century Investment Services, Inc. (ACIS); and the fund’s transfer agent, American Century Services, LLC (ACS).

The other trustees (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, ACIS and ACS. The trustees serve in this capacity for eight registered investment companies in the American Century Investments family of funds.

All persons named as officers of the funds also serve in similar capacities for the other 14 registered investment companies in the American Century Investments family of funds advised by ACIM or American Century Global Investment Management, Inc. (ACGIM), a wholly owned subsidiary of ACIM, except as noted. Only officers with policy-making functions are listed. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis.

Interested Trustee
Jonathan S. Thomas, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1963
Position(s) Held with Funds: Trustee (since 2007) and President (since 2007)
Principal Occupation(s) During Past 5 Years: President and Chief Executive Officer, ACC
(March 2007 to present); Chief Administrative Officer, ACC (February 2006 to
February 2007); Executive Vice President, ACC (November 2005 to February 2007).
Also serves as: President, Chief Executive Officer and Director, ACS; Executive
Vice President, ACIM and ACGIM; Director, ACIM, ACGIM, ACIS and other ACC subsidiaries. Managing Director, Morgan Stanley (March 2000 to November 2005)
Number of Portfolios in Fund Complex Overseen by Trustee: 103
Other Directorships Held by Trustee: None

Independent Trustees
John Freidenrich, 1665 Charleston Road, Mountain View, CA 94043
Year of Birth: 1937
Position(s) Held with Funds: Trustee (since 2005)
Principal Occupation(s) During Past 5 Years: Member and Manager, Regis Management
Company, LLC (money management firm) (April 2004 to present); Partner and
Founder, Bay Partners (venture capital firm) (1976 to 2006)
Number of Portfolios in Fund Complex Overseen by Trustee: 40
Other Directorships Held by Trustee: None

52

Ronald J. Gilson, 1665 Charleston Road, Mountain View, CA 94043
Year of Birth: 1946
Position(s) Held with Funds: Trustee (since 1995) and Chairman of the Board (since 2005)
Principal Occupation(s) During Past 5 Years: Charles J. Meyers Professor of Law and Business,
Stanford Law School (1979 to present); Marc and Eva Stern Professor of Law and
Business, Columbia University School of Law (1992 to present)
Number of Portfolios in Fund Complex Overseen by Trustee: 40
Other Directorships Held by Trustee: None

Frederick L.A. Grauer, 1665 Charleston Road, Mountain View, CA 94043
Year of Birth: 1946
Position(s) Held with Funds: Trustee (since 2008)
Principal Occupation(s) During Past 5 Years: Senior Advisor, Barclays Global Investors (asset manager) (2003 to present)
Number of Portfolios in Fund Complex Overseen by Trustee: 40
Other Directorships Held by Trustee: None

Peter F. Pervere, 1665 Charleston Road, Mountain View, CA 94043
Year of Birth: 1947
Position(s) Held with Funds: Trustee (since 2007)
Principal Occupation(s) During Past 5 Years: Retired, formerly Vice President and Chief
Financial Officer, Commerce One, Inc. (software and services provider)
Number of Portfolios in Fund Complex Overseen by Trustee: 40
Other Directorships Held by Trustee: None

Myron S. Scholes, 1665 Charleston Road, Mountain View, CA 94043
Year of Birth: 1941
Position(s) Held with Funds: Trustee (since 1980)
Principal Occupation(s) During Past 5 Years: Chairman, Platinum Grove Asset Management,
L.P. (asset manager) (1999 to present); Frank E. Buck Professor of Finance-Emeritus,
Stanford Graduate School of Business (1996 to present)
Number of Portfolios in Fund Complex Overseen by Trustee: 40
Other Directorships Held by Trustee: Dimensional Fund Advisors

John B. Shoven, 1665 Charleston Road, Mountain View, CA 94043
Year of Birth: 1947
Position(s) Held with Funds: Trustee (since 2002)
Principal Occupation(s) During Past 5 Years: Professor of Economics, Stanford University
(1973 to present)
Number of Portfolios in Fund Complex Overseen by Trustee: 40
Other Directorships Held by Trustee: Cadence Design Systems; E×ponent

Jeanne D. Wohlers, 1665 Charleston Road, Mountain View, CA 94043
Year of Birth: 1945
Position(s) Held with Funds: Trustee (since 1984)
Principal Occupation(s) During Past 5 Years: Retired
Number of Portfolios in Fund Complex Overseen by Trustee: 40
Other Directorships Held by Trustee: None

53

Officers
Barry Fink, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1955
Position(s) Held with Funds: Executive Vice President (since 2007)
Principal Occupation(s) During Past 5 Years: Chief Operating Officer and Executive Vice
President, ACC (September 2007 to present); President, ACS (October 2007 to present); Managing Director, Morgan Stanley (2000 to 2007); Global General
Counsel, Morgan Stanley (2000 to 2006). Also serves as: Director, ACC, ACS, ACIS and other ACC subsidiaries

Maryanne Roepke, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1956
Position(s) Held with Funds: Chief Compliance Officer (since 2006) and Senior Vice
President (since 2000)
Principal Occupation(s) During Past 5 Years: Chief Compliance Officer, ACIM, ACGIM and ACS
(August 2006 to present); Assistant Treasurer, ACC (January 1995 to August 2006);
and Treasurer and Chief Financial Officer, various American Century Investments funds (July 2000 to August 2006). Also serves as: Senior Vice President, ACS

Charles A. Etherington, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1957
Position(s) Held with Funds: General Counsel (since 2007) and Senior Vice President
(since 2006)
Principal Occupation(s) During Past 5 Years: Attorney, ACC (February 1994 to present); Vice
President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as: General Counsel, ACIM, ACGIM, ACS, ACIS and other
ACC subsidiaries; and Senior Vice President, ACIM, ACGIM and ACS

Robert Leach, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1966
Position(s) Held with Funds: Vice President, Treasurer and Chief Financial Officer (all
since 2006)
Principal Occupation(s) During Past 5 Years: Vice President, ACS (February 2000 to present); and
Controller, various American Century Investments funds (1997 to September 2006)

Jon Zindel, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1967
Position(s) Held with Funds: Tax Officer (since 2000)
Principal Occupation(s) During Past 5 Years: Chief Financial Officer and Chief Accounting
Officer, ACC (March 2007 to present); Vice President, ACC (October 2001 to present); Vice President, certain ACC subsidiaries (October 2001 to August 2006);
Vice President, Corporate Tax, ACS (April 1998 to August 2006). Also serves as:
Chief Financial Officer, Chief Accounting Officer and Senior Vice President, ACIM,
ACGIM, ACS and other ACC subsidiaries; and Chief Accounting Officer and Senior
Vice President, ACIS

The SAI has additional information about the funds’ trustees and is available without charge, upon request, by calling 1-800-345-2021.

54

Additional Information

Proxy Voting Guidelines

American Century Investment Management, Inc., the funds’ investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the funds. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The funds’ Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The funds also make their complete schedule of portfolio holdings for the most recent quarter of their fiscal year available on their website at americancentury.com and, upon request, by calling 1-800-345-2021.

55

Index Definitions

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The Barclays Capital Municipal Bond Index is a market value-weighted index designed for the long-term tax-exempt bond market.

The Barclays Capital 3-Year Municipal Bond Index is composed of those securities included in the Barclays Capital Municipal Bond Index that are investment-grade and have maturities between two and four years.

The Barclays Capital 5-Year General Obligation (GO) Index is composed of investment-grade U.S. municipal securities, with maturities of four to six years, that are general obligations of a state or local government.

The Barclays Capital Long-Term Municipal Bond Index is composed of those securities included in the Barclays Capital Municipal Bond Index that have maturities greater than 22 years.

The Barclays Capital Non-Investment-Grade Municipal Bond Index is composed of non-investment grade U.S. municipal securities with a remaining maturity of one year or more.

The Barclays Capital U.S. Aggregate Index represents securities that are taxable, registered with the Securities and Exchange Commission, and U.S. dollar-denominated. The index covers the U.S. investment-grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

The Barclays Capital U.S. Treasury Index is composed of those securities included in the Barclays Capital Brothers U.S. Aggregate Index that are public obligations of the U.S. Treasury with a remaining maturity of one year or more.

56

Contact Us
americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or
816-531-5575
Business, Not-For-Profit, Employer-Sponsored
Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers,
Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113
American Century Municipal Trust
Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc., Distributor

©2009 American Century Proprietary Holdings, Inc. All rights reserved.

0907
CL-ANN-65842N

Annual Report
May 31, 2009

American Century Investments

Long-Term Tax-Free Fund

High-Yield Municipal Fund

President’s Letter

Dear Investor:

Thank you for investing with us during the financial reporting period ended May 31, 2009. We appreciate your trust in American Century Investments® during these challenging times.

The U.S. economy continued to struggle at the close of the reporting period, part of the lingering fallout from the subprime-initiated credit and financial crises and global recession that shook the capital markets during the past two years. The recession has affected everyone—from first-time individual investors to hundred-year-old financial institutions.

However, as we mark the second anniversary of the start of the subprime mortgage meltdown, the worst of the economic and financial market obstacles appear to be behind us. The rate of U.S. economic decline has slowed, as have the drop-offs in housing prices and jobs. Risk appetites returned to the markets in recent months, evidenced by the strong stock rebound since early March.

Risk was a predominant theme during the reporting period, as the investment pendulum swung from risk avoidance to risk acceptance. We believe, however, that caution and risk management are still advisable. We don’t think we’re out of the economic woods yet, not with mortgage and corporate default rates on the rise, housing prices still declining, and job losses still mounting.

Effective risk management requires a commitment to disciplined investment approaches that balance risk and reward, with the goal of setting and maintaining risk levels that are appropriate for portfolio objectives. At American Century Investments, we’ve stayed true to the principles that have guided us for over 50 years, including our commitment to delivering superior investment performance and helping investors reach their financial goals. Risk management is part of that commitment—we offer portfolios that can help diversify and stabilize investment returns.

The coming months will likely present additional challenges, but I’m certain that we have the investment professionals and processes in place to provide competitive and compelling long-term results for you. Thank you for your continued confidence in us.

Sincerely,

Jonathan S. Thomas
President and Chief Executive Officer
American Century Investments

Table of Contents

Market Perspective	2
U.S. Fixed-Income Total Returns	2

Long-Term Tax-Free

Performance	3
Portfolio Commentary	5
Portfolio at a Glance	7
Yields	7
Portfolio Composition By Credit Rating.	7
Top Five Sectors	7

High-Yield Municipal

Performance	8
Portfolio Commentary	10
Portfolio at a Glance	12
Yields	12
Portfolio Composition By Credit Rating.	12
Top Five Sectors

Shareholder Fee Examples	13

Financial Statements

Schedule of Investments	15
Statement of Assets and Liabilities	29
Statement of Operations	31
Statement of Changes in Net Assets	32
Notes to Financial Statements	33
Financial Highlights	42
Report of Independent Registered Public Accounting Firm	51

Other Information

Management	52
Additional Information	55
Index Definitions	56

The opinions expressed in the Market Perspective and each of the Portfolio Commentaries reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century Investments or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Market Perspective

By David MacEwen, Chief Investment Officer, Fixed Income

Financial Sector Meltdown Led to Far-reaching Dislocations

Widespread credit and liquidity problems, along with unprecedented failures and takeovers of several major financial institutions, plagued the financial markets during most of the 12-month period. Despite massive U.S. government intervention in the financial system, credit remained scarce, and economic activity dropped sharply. In particular, U.S. GDP (gross domestic product) declined 6.3% in the fourth quarter of 2008 and 5.7% in the first quarter of 2009, the housing market continued to deteriorate, the unemployment rate soared to 8.9%, and consumer spending experienced its largest pullback in 50 years.

The deteriorating economy prompted the Federal Reserve (the Fed) to take aggressive action. In October the central bank made two 50-basis-point rate cuts, and in December it cut the federal funds target rate to an unprecedented range of 0% to 0.25%.

In this environment, high-quality securities outperformed. At the height of the financial crisis, demand for U.S. Treasuries skyrocketed, pushing Treasury prices higher and Treasury yields to record lows in December.

Municipals Shifted from Rut to Rally

As investors grappled with historic challenges, the municipal market faced a crisis of confidence. Limited demand from institutional buyers, combined with selling by hedge funds and a resulting supply surge, contributed to historic underperformance for municipal bonds midway through the 12-month period. Additionally, negative headlines regarding the collapse of bond insurers and state budget crises rattled the market’s perception of municipal credit quality, sparking tremendous volatility.

This unrest pushed municipal bond yields to unprecedented levels relative to U.S. Treasuries. For example, certain investment-grade municipal yields exceeded 150% of comparable Treasury yields. (The ratio historically has been approximately 90%.) This unusual environment helped spark a rally early in 2009.

By the end of May, the ratio between 10-year municipal and Treasury yields was a closer-to-normal 92%. We expect near-term demand for high-quality municipals to remain strong. Positive trends for the market include a likely increase in personal income tax rates, which would make the tax-free income from municipals even more attractive.

U.S. Fixed-Income Total Returns
For the 12 months ended May 31, 2009
Barclays Capital Municipal Market Indices		Taxable Market Returns
Municipal Bond	3.57%	Barclays Capital U.S. Aggregate Index	5.36%
3-Year Municipal Bond	5.83%	Barclays Capital U.S. Treasury Index	7.53%
5-Year General Obligation (GO) Bond	6.84%	3-Month Treasury Bill	1.20%
Long-Term Municipal Bond	-2.50%	10-Year Treasury Note	8.49%
Non-Investment-Grade Municipal Bond	-12.75%

Performance

Long-Term Tax-Free

Total Returns as of May 31, 2009
		Average Annual Returns
				Since	Inception
	1 year	5 years	10 years	Inception	Date
A Class					3/31/97
No sales charge*	4.06%	3.62%	4.58%(1)	5.21%(1)
With sales charge*	-0.64%	2.66%	4.09%(1)	4.82%(1)
Barclays Capital Municipal
Bond Index(2)(3)	3.57%	4.41%	4.95%	5.42%	—
Lipper General Municipal Debt
Funds Average Returns(3)	-0.84%	2.70%	3.45%	4.09%	—
A Class’s Lipper Ranking
as of May 31, 2009(3)	20 of 241	49 of 205	13 of 160	7 of 125	—
as of June 30, 2009(3)	19 of 238	52 of 202	16 of 157	8 of 122	—
Investor Class	4.32%	—	—	3.65%	4/3/06
Institutional Class	4.53%	—	—	3.86%	4/3/06
B Class					3/31/97
No sales charge*	3.38%	2.88%(1)	3.86%(1)	4.49%(1)
With sales charge*	-0.62%	2.70%(1)	3.86%(1)	4.49%(1)
C Class	3.28%	—	—	2.63%	4/3/06
*Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 4.50%
maximum initial sales charge for fixed-income funds and may be subject to a maximum CDSC of 1.00%. B Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year after purchase to 0.00% the sixth year after purchase. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Class returns would have been lower if fees had not been waived.
(2)	Formerly Lehman Brothers Municipal Bond Index.
(3)	Data provided by Lipper Inc. – A Reuters Company. © 2009 Reuters. All rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.
Lipper Fund Performance — Performance data is total return, and is preliminary and subject to revision.
Lipper Rankings — Rankings are based only on the universe shown and are based on average annual total returns. This listing might not represent the complete universe of funds tracked by Lipper.
The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable. Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.
Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury. com. As interest rates rise, bond values will decline. In addition, the lower-rated securities in which the fund invests are subject to greater credit risk, default risk and liquidity risk. Investment income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax (AMT). Capital gains are not exempt from state and federal income tax.

Unless otherwise indicated, performance reflects A Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

One-Year Returns Over 10 Years
Periods ended May 31
	2000	2001	2002	2003	2004	2005	2006	2007	2008	2009
A Class**
(no sales charge)	-1.09%	12.57%	7.21%	10.64%	-0.81%	6.66%	1.18%	4.58%	1.73%	4.06%
Barclays
Capital Municipal
Bond Index	-0.86%	12.14%	6.51%	10.36%	-0.03%	7.96%	1.89%	4.84%	3.87%	3.57%
* Long-Term Tax-Free A Class’s initial investment is $9,550 to reflect the maximum 4.50% initial sales charge.
**Class returns may have been lower, along with ending value, if fees had not been waived.

Total Annual Fund Operating Expenses
Investor Class	Institutional Class			A Class			B Class		C Class
0.49%		0.29%		0.74%			1.49%		1.49%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future to position results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury. com. As interest rates rise, bond values will decline. In addition, the lower-rated securities in which the fund invests are subject to greater credit risk, default risk and liquidity risk. Investment income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax (AMT). Capital gains are not exempt from state and federal income tax.

Unless otherwise indicated, performance reflects A Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

Portfolio Commentary

Long-Term Tax-Free

Portfolio Managers: Alan Kruss, Joseph Gotelli, and Steven Permut

Performance Summary

Long-Term Tax-Free returned 4.06%* for the 12 months ended May 31, 2009. By comparison, the Barclays Capital Municipal Bond Index returned 3.57%. The average return of the general municipal debt funds tracked by Lipper Inc. was –0.84% for the same period. The portfolio’s average annual returns also exceeded those of its Lipper group average for the five- and 10-year periods ended in May (see page 3).

The portfolio’s positive absolute returns reflect the dramatic reversal in municipal market performance since year-end 2008 (see the Market Perspective on page 2). The fund’s results compared with the Lipper group average and Barclays Index benefited from our credit and maturity structure, while our sector allocation had a mixed effect.

Credit, Maturity Structure Contributed

We generally maintain very high average credit quality—indeed, approximately 70% of assets were in bonds rated AAA or AA as of May 31. These were the two best-performing ratings tranches in the municipal market for the 12 months. However, performance benefited further from our decision in late 2008 to sell some of our AAA and AA-rated holdings in favor of A-rated bonds trading at what we thought were very attractive levels. Lower-rated bonds outperformed by a wide margin in the last five months, so our decision to add these securities contributed to both absolute and relative results.

In addition, many of our longer-term bond holdings performed well in 2009, as demand for long-term investment-grade municipals far outstripped supply. For example, mutual fund flow tracker AMG Data Services recently said that municipal bond funds were on pace for record cash inflows. But even as demand spiked, the supply of long-term municipal bonds tumbled for a number of reasons, including competition from Build America Bonds—taxable municipal instruments created as a result of the Obama stimulus plan intended to improve access to capital and offset interest costs for municipal governments. As a result, our decision to add select longer-term municipal bonds was another source of strength in the second half of the fiscal year.

Sector Allocation Mixed

The dramatic reversal in the municipal market from 2008 to 2009 had profound implications for many of our sector trades. Throughout the period, we favored health care and higher-education bonds, as well as more recession-resistant essential service revenue bonds, such as water, sewer, and electric power issues. At the same time, we avoided corporate-backed airline and tobacco bonds. That positioning contributed significantly to the portfolio’s relative results in 2008, when corporate-backed municipal bonds lagged badly.

*All fund returns referenced in this commentary are for A Class shares and are not reduced by sales charges. A Class shares are subject to a maximum sales charge of 4.50%. Had the sales charge been applied, returns would have been lower than those shown.

Long-Term Tax-Free

But because corporate-backed bonds rallied sharply in 2009, it hurt performance in recent months to have no exposure to these sectors. Nevertheless, our allocation to education and water and sewer bonds was a key source of strength, as these were some of the best performing segments of the market for the 12-month period.

Outlook

“The municipal market’s strong absolute performance relative to Treasury bonds in recent months complicates the outlook for the sector,” said Steven Permut, leader of the municipal bond team at American Century Investments. “First, the market has rallied even though economic fundamentals remain poor. In that environment, we think tax-based bonds and those issued by local governments are likely to face challenges. We think these conditions put a premium on careful credit analysis and individual security selection—what we believe are two strengths of our management approach. As a result, we’re likely to continue to favor what we believe to be attractively valued, well-structured deals in the essential service, health care, and higher-education segments.”

“Second,” continued Permut, “the market’s technical backdrop has improved significantly in recent months. While that is generally positive, we worry that the market may be subject to some degree of reversal after such a short, sharp move. Nevertheless, the market is likely to be supported by the fact that municipal bond yields remain attractive relative to fully taxable investments when compared with historical averages.”

Long-Term Tax-Free

Portfolio at a Glance
	As of 5/31/09	As of 11/30/08
Weighted Average Maturity	15.7 years	14.6 years
Average Duration (Modified)	6.6 years	8.2 years

Yields as of May 31, 2009
30-Day SEC Yield
Investor Class		3.49%
Institutional Class		3.69%
A Class		3.09%
B Class		2.49%
C Class		2.49%
A Class 30-Day Tax-Equivalent Yields(1)
25.00% Tax Bracket		4.12%
28.00% Tax Bracket		4.29%
33.00% Tax Bracket		4.61%
35.00% Tax Bracket		4.75%
(1) The tax brackets indicated are for federal taxes only. Actual tax-equivalent yields may be lower, if alternative minimum tax is applicable.

Portfolio Composition By Credit Rating
	% of fund	% of fund
	investments	investments
	as of 5/31/09	as of 11/30/08
AAA	32%	35%
AA	38%	41%
A	21%	14%
BBB	9%	9%
BB	—	1%
Ratings provided by independent research companies. These ratings are listed in Standard & Poor’s format even if they were provided by other sources.

Top Five Sectors as of May 31, 2009
		% of fund
		investments
General Obligation (GO)		19%
Hospital Revenue		15%
Electric Revenue		13%
Water/Sewer/Gas Revenue		13%
Higher Education		11%

Performance

High-Yield Municipal

Total Returns as of May 31, 2009
		Average Annual Returns
				Since	Inception
	1 year	5 years	10 years	Inception	Date
Investor Class	-12.70%	0.39%	2.81%	3.23%(1)	3/31/98
Barclays Capital Long-Term
Municipal Bond Index(2)	-2.50%	3.81%	4.69%	4.72%	—
Lipper High-Yield Municipal Debt
Funds Average Returns(3)	-11.79%	0.50%	2.05%	2.23%	—
Investor Class’s Lipper Ranking
as of May 31, 2009(3)	74 of 109	45 of 77	15 of 53	6 of 48(1)	—
as of June 30, 2009(3)	75 of 109	46 of 77	14 of 57	7 of 48(1)	—
A Class					1/31/03
No sales charge*	-12.92%	0.14%	—	1.11%
With sales charge*	-16.81%	-0.77%	—	0.38%
B Class					1/31/03
No sales charge*	-13.58%	-0.61%	—	0.37%
With sales charge*	-17.58%	-0.82%	—	0.37%
C Class	-13.58%	-0.61%	—	0.74%	7/24/02

*Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 4.50%
maximum initial sales charge for fixed-income funds and may be subject to a maximum CDSC of 1.00%. B Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year after purchase to 0.00% the sixth year after purchase. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Investor Class returns and rankings would have been lower if management fees had not been waived from 3/31/98 to 4/30/99. Beginning on 5/1/99, management fees were phased in at a rate of 0.10% each month until 10/31/99.
(2)	Formerly Lehman Brothers Long-Term Municipal Bond Index.
(3)	Data provided by Lipper Inc. – A Reuters Company. © 2009 Reuters. All rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.
Lipper Fund Performance — Performance data is total return, and is preliminary and subject to revision.
Lipper Rankings — Rankings are based only on the universe shown and are based on average annual total returns. This listing might not represent the complete universe of funds tracked by Lipper.
The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable. Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.
Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury. com. As interest rates rise, bond values will decline. In addition, the lower-rated securities in which the fund invests are subject to greater credit risk, default risk and liquidity risk. Investment income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax (AMT). Capital gains are not exempt from state and federal income tax.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

One-Year Returns Over 10 Years
Periods ended May 31
	2000	2001	2002	2003	2004	2005	2006	2007	2008	2009
Investor Class	-2.81%	9.13%	8.25%	9.40%	3.07%	9.84%	4.91%	6.70%	-5.01%	-12.70%
Barclays Capital
Long-Term
Municipal
Bond Index	-4.45%	15.38%	6.64%	11.84%	-0.26%	13.25%	3.20%	6.28%	-0.45%	-2.50%

Total Annual Fund Operating Expenses
Investor Class			A Class			B Class			C Class
0.62%			0.87%			1.62%			1.62%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The 10000 prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. As interest rates rise, bond values will decline. In addition, the lower-rated securities in which the fund invests are subject to greater credit risk, default risk and liquidity risk. Investment income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax (AMT). Capital gains are not exempt from state and federal income tax.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

Portfolio Commentary
High-Yield Municipal

Portfolio Manager: Steven Permut

Performance Summary

High-Yield Municipal declined 12.70%* for the 12 months ended May 31, 2009. By comparison, the Barclays Capital Long-Term Municipal Bond Index—an investment-grade index—and the Barclays Capital Non-Investment-Grade Municipal Bond Index, a high-yield measure, fell 2.50% and 12.75%**, respectively. At the same time, the High Yield Municipal Debt Funds tracked by Lipper had an average decline of 11.79%. See page 8 for additional performance comparisons.

The portfolio’s negative absolute results reflect the challenging, volatile economic and market conditions prevailing during the reporting period (see the Market Perspective on page 2). Performance was particularly volatile for the lowest-rated, least liquid (not as easily bought and sold) bonds, such as those in which High-Yield Municipal invests. As a result, the portfolio’s relative and absolute results can best be understood in terms of our credit and sector allocation decisions.

Effect of Credit Allocation

Relative to the investment-grade Long-Term Municipal Bond Index, the portfolio lagged because lower-rated, high-yield municipal bonds lagged investment-grade securities by a wide margin in the last 12 months.

Relative to the Lipper group, we believe we outperformed in 2008 because of our stake in higher-quality, more liquid bonds among those in the high-yield and non-rated universe. But beginning in 2009, that performance reversed—the same lower-quality, riskier bonds that did poorly in ‘08 led the market beginning in about January ’09. In particular, we have little or no exposure to the lower-quality corporate-backed municipal bonds that have done well in recent months. These bonds rallied so sharply that we believe our credit allocation went from a positive contributor to a slight drag on performance compared with the peer group for the full 12 months.

Despite this recent underperformance, we believe our bias toward the upper end of the municipal high-yield market makes sense over time given the economic fundamentals and challenges currently facing many municipal bond issuers. We think the recent rally was driven by short-term technical (supply and demand) factors as investors look to move out of low-yielding cash equivalents and into attractively valued, higher-yielding instruments. We discuss our rationale for this positioning further in the Outlook section.

*  All fund returns referenced in this commentary are for Investor Class shares.
**The Barclays Capital Non-Investment-Grade Municipal Bond Index’s average returns were 1.79% and 2.98% for the five- and 10-year periods ended May 31, 2009, respectively, and 3.18% since the fund’s inception.

High-Yield Municipal

Sector Allocation Mixed

Related to our credit positioning was our sector allocation. Throughout the period, we favored health care and higher-education bonds, as well as more recession-resistant essential service revenue bonds, such as water, sewer, and electric power issues. At the same time, we avoided corporate-backed airline and tobacco bonds. That sector allocation contributed significantly to the portfolio’s relative results in 2008, when the high-yield municipal market in general struggled, and corporate-backed municipal bonds in particular lagged badly.

But here again, sector performance reversed in 2009, when investors moved aggressively into the most beaten-up segments of the market. As a result, our underweight position in such lower-quality sectors as industrial development revenue bonds, pollution control revenue bonds, tobacco, and airline bonds detracted significantly in recent months. Add it all up, and we think our sector allocation detracted modestly overall for the 12-month period.

Outlook

“The municipal market’s strong absolute performance relative to Treasury bonds in recent months complicates the outlook for the sector,” said Steven Permut, leader of the municipal bond team at American Century Investments. “First, the market has rallied even though economic fundamentals remain poor. In that environment, we think tax-based bonds and those issued by local governments are likely to face challenges. We think these conditions put a premium on careful credit analysis and individual security selection—what we believe are two strengths of our management approach. As a result, we’re likely to continue to favor what we believe to be attractively valued, well-structured deals in the essential service, health care, and higher-education segments.”

“Second,” continued Permut, “the market’s technical backdrop has improved significantly in recent months. While that is generally positive, we worry that the market may be subject to some degree of reversal after such a short, sharp move. Nevertheless, the market is likely to be supported by the fact that municipal bond yields remain attractive relative to fully taxable investments when compared with historical averages.”

High-Yield Municipal

Portfolio at a Glance
	As of 5/31/09	As of 11/30/08
Weighted Average Maturity	19.7 years	18.9 years
Average Duration (Modified)	7.8 years	8.3 years

Yields as of May 31, 2009
30-Day SEC Yield
Investor Class		6.91%
A Class		6.36%
B Class		5.91%
C Class		5.91%
Investor Class 30-Day Tax-Equivalent Yields(1)
25.00% Tax Bracket		9.21%
28.00% Tax Bracket		9.60%
33.00% Tax Bracket		10.31%
35.00% Tax Bracket		10.63%
(1) The tax brackets indicated are for federal taxes only. Actual tax-equivalent yields may be lower, if alternative minimum tax is applicable.

Portfolio Composition By Credit Rating
	% of fund	% of fund
	investments	investments
	as of 5/31/09	as of 11/30/08
AAA	4%	3%
AA	20%	15%
A	19%	14%
BBB	6%	5%
BB	5%	6%
Unrated	46%	57%
Ratings provided by independent research companies. These ratings are listed in Standard & Poor’s format even if they were provided by other sources.

Top Five Sectors as of May 31, 2009
		% of fund
		investments
Land Based		24%
Electric Revenue		14%
Hospital Revenue		13%
Continuing Care Retirement Facility		9%
Transportation Revenue		7%

Shareholder Fee Examples (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/ exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from December 1, 2008 to May 31, 2009.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*	Annualized
	12/1/08	5/31/09	12/1/08 - 5/31/09	Expense Ratio*
Long-Term Tax-Free
Actual
Investor Class	$1,000	$1,092.30	$2.56	0.49%
Institutional Class	$1,000	$1,093.40	$1.51	0.29%
A Class	$1,000	$1,091.00	$3.86	0.74%
B Class	$1,000	$1,087.00	$7.75	1.49%
C Class	$1,000	$1,086.90	$7.75	1.49%
Hypothetical
Investor Class	$1,000	$1,022.49	$2.47	0.49%
Institutional Class	$1,000	$1,023.49	$1.46	0.29%
A Class	$1,000	$1,021.24	$3.73	0.74%
B Class	$1,000	$1,017.50	$7.49	1.49%
C Class	$1,000	$1,017.50	$7.49	1.49%
High-Yield Municipal
Actual
Investor Class	$1,000	$1,019.30	$3.12	0.62%
A Class	$1,000	$1,018.00	$4.38	0.87%
B Class	$1,000	$1,014.20	$8.14	1.62%
C Class	$1,000	$1,014.20	$8.14	1.62%
Hypothetical
Investor Class	$1,000	$1,021.84	$3.13	0.62%
A Class	$1,000	$1,020.59	$4.38	0.87%
B Class	$1,000	$1,016.85	$8.15	1.62%
C Class	$1,000	$1,016.85	$8.15	1.62%
*Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

Schedule of Investments
Long-Term Tax-Free

MAY 31, 2009

	Principal			Principal
	Amount	Value		Amount	Value
Municipal Securities — 98.1%			California GO,
ALABAMA — 1.1%			5.75%, 4/1/28(1)	$ 500,000	$ 516,650
			California Health Facilities
East Alabama Health Care			Financing Auth. Rev., Series
Facilities Auth. Rev.,			2008 C, (Providence
Series 2008 B, VRN,			Health & Services),
5.00%, 9/1/13(1)	$ 500,000	$ 506,075	6.50%, 10/1/38(1)	250,000	267,857
ARIZONA — 1.7%			California Health Facilities
Mohave County Industrial			Financing Auth. Rev., Series
Development Auth.			2009 A, (Catholic Healthcare
Correctional Facilities			West), 6.00%, 7/1/39(1)	300,000	304,974
Contract Rev., (Mohave			California State University
Prison, LLC Expansion),			Rev., Series 2009 A,
8.00%, 5/1/25(1)	200,000	224,176	5.25%, 11/1/34(1)	300,000	301,833
Phoenix Civic Improvement			Chaffey Community College
Corp. Wastewater System			District GO, Series 2007 C,
Rev., (Senior Lien),			(Election of 2002), 5.00%,
5.50%, 7/1/24(1)	250,000	273,545	6/1/32 (NATL)(1)	565,000	558,152
University Medical Center			Desert Sands Unified School
Corp. Rev., 6.50%, 7/1/39(1)	300,000	301,299	District COP, (Financing),
		799,020	5.00%, 3/1/18(1)	50,000	52,420
CALIFORNIA — 13.9%			Golden State Tobacco
Anaheim Public Financing			Securitization Corp.
Auth. Rev., (Electric			Settlement Rev., Series 2007
System Distribution),			A1, 5.75%, 6/1/47(1)	500,000	333,270
5.25%, 10/1/34(1)	400,000	403,952	Los Angeles Community
Bay Area Toll Auth. Toll			College District GO, Series
Bridge Rev., Series 2008 F1,			2008 E1, (Election of 2001),
(San Francisco Bay Area),			5.00%, 8/1/23(1)	200,000	211,642
5.00%, 4/1/39(1)	300,000	293,157	Metropolitan Water District
California Department of			of Southern California GO,
Water Resources Power			3.50%, 3/1/10(1)	150,000	153,389
Supply Rev., Series 2005 F5,			Metropolitan Water District
5.00%, 5/1/22(1)	300,000	317,466	of Southern California Rev.,
California Department of			Series 2004 B3, 3.25%,
Water Resources Power			10/1/11 (NATL)(1)	150,000	156,981
Supply Rev., Series 2005 G4,			Northern California Power
5.00%, 5/1/16(1)	200,000	221,626	Agency Rev., Series 2009 A,
California Department of			(Geothermal Project No. 3),
Water Resources Power			5.25%, 7/1/24(1)	200,000	207,284
Supply Rev., Series 2008 H,			San Bernardino Community
5.00%, 5/1/22(1)	500,000	529,110	College District GO, Series
California GO,			2008 A, (Election of 2002),
5.625%, 4/1/26(1)	500,000	515,775	6.25%, 8/1/33(1)	250,000	275,198
California GO,			Vernon Electric System Rev.,
5.75%, 4/1/27(1)	500,000	518,590	Series 2009 A,
			5.50%, 8/1/15(1)	420,000	445,078
					6,584,404

Long-Term Tax-Free

	Principal			Principal
	Amount	Value		Amount	Value
COLORADO — 1.1%			St. Petersburg Health
Colorado Health Facility			Facilities Auth. Rev., Series
Auth. Rev., Series 2008 D,			2009 A, (All Children’s
(Catholic Health Initiatives),			Health Facilities),
6.25%, 10/1/33(1)	$ 200,000	$ 217,212	6.50%, 11/15/39	$ 300,000	$ 309,405
University of Colorado Rev.,			Tampa Water & Sewer
Series 2009 A,			Systems Rev.,
5.25%, 6/1/30(1)	300,000	313,782	5.00%, 10/1/37(1)	500,000	491,780
		530,994			2,853,934
CONNECTICUT — 2.0%			GEORGIA — 6.4%
Connecticut Health &			Athens-Clarke County Unified
Educational Facilities Auth.			Government Water & Sewer
Rev., Series 2003 X3, (Yale			Rev., 5.625%, 1/1/28(1)	300,000	329,964
University), 4.85%, 7/1/37(1)	500,000	509,425	Burke County Development
Connecticut Health &			Auth. Pollution Control Rev.,
Educational Facilities			Series 2006 C1, (Oglethorpe
Auth. Rev., Series 2007 I,			Power Corp. Vogtle), VRN,
(Quinnipiac University),			4.625%, 4/1/10 (Ambac)(1)	500,000	515,290
5.00%, 7/1/17 (NATL)(1)	400,000	440,164	Fulton County Development
		949,589	Auth. Rev., Series 2001 A,
			(TUFF/Atlanta Housing, LLC
DELAWARE — 0.2%			Project at Georgia State
New Castle County GO,			University), 5.50%,
Series 2009 A,			9/1/18 (Ambac)(1)	500,000	520,605
5.00%, 7/15/27(1)	100,000	108,056
			Georgia Municipal Electric
DISTRICT OF COLUMBIA — 1.1%			Auth. Rev., Series 2008
District of Columbia Water			D, (General Resolution),
& Sewer Auth. Public			5.50%, 1/1/26(1)	200,000	205,752
Utility Rev., Series 2008 A,			Georgia Road & Tollway
(Subordinate Lien), 5.00%,			Auth. Rev., Series 2008 A,
10/1/34 (AGC)(1)	500,000	501,445	(Federal Highway Grant
FLORIDA — 6.0%			Anticipation Bonds),
Florida Board of Education			5.00%, 6/1/11(1)	500,000	536,775
Capital Outlay GO,			LaGrange Water &
Series 2007 G, 4.75%,			Sewerage Rev., 5.00%,
6/1/37 (NATL)(1)	500,000	476,925	1/1/12 (Ambac)(1)	810,000	866,336
Florida Rural Utility			Municipal Electric Authority
Financing Commission			of Georgia Rev., Series
Rev., (Public Project			1998 Y, (Project One
Construction),			Special Obligation),
3.25%, 2/1/11(1)	500,000	499,905	6.40%, 1/1/13 (Ambac)(1)	40,000	43,560
JEA St. Johns River Power					3,018,282
Park System Rev., Series 2,			ILLINOIS — 5.8%
Issue 3, 5.00%, 10/1/37(1)	500,000	473,885
			Chicago Board of Education
Miami-Dade County			GO, Series 2008 C,
Educational Facilities			5.25%, 12/1/23(1)	500,000	524,795
Auth. Rev., Series 2008			Chicago O’Hare International
A, (University of Miami),			Airport Rev., Series 2008 A,
5.50%, 4/1/38(1)	500,000	501,655
			5.00%, 1/1/12 (FSA)(1)	500,000	530,750
Orlando Utilities Commission			Illinois Finance Auth. Rev.,
System Rev., Series 2009 B,			(Advocate Health Care
5.00%, 10/1/33(2)	100,000	100,379
			Network), 6.25%, 11/1/28(1)	200,000	214,400

Long-Term Tax-Free

	Principal			Principal
	Amount	Value		Amount	Value
Metropolitan Pier &			MARYLAND — 3.5%
Exposition Auth. Rev.,			Maryland Economic
Series 2002 A, (Capital			Development Corp. Student
Appreciation - McCormick			Housing Rev., (University
Place Exposition), 5.68%,			of Maryland, College Park),
12/15/31 (NATL)(1)(3)	$2,500,000	$ 669,550	5.00%, 6/1/19(1)	$ 150,000	$ 139,477
Winnebago, Boone et al			Maryland GO, Series 2005
Counties Community College			B, (State & Local Facilities
District No. 511 GO,			Loan), 5.25%, 2/15/12(1)	500,000	552,930
(Rock Valley Community
College), 6.30%, 10/1/15			Maryland Health & Higher
(NATL/FGIC)(1)	700,000	817,411	Educational Facilities
			Auth. Rev., (Johns Hopkins
		2,756,906	University), 5.00%, 7/1/18(1)	200,000	233,864
INDIANA — 2.0%			Maryland Health & Higher
Indiana Bond Bank Rev.,			Educational Facilities
Series 2006 A, (Special			Auth. Rev., (Johns Hopkins
Program), 5.00%,			University), 5.25%, 7/1/38(1)	300,000	312,981
8/1/20 (FSA)(1)	500,000	542,990	Maryland Health & Higher
Indiana Municipal Power			Educational Facilities Auth.
Agency Rev., Series 2009			Rev., (LifeBridge Health
B, (Power Supply System),			Issue), 4.75%, 7/1/11(1)	400,000	411,848
5.375%, 1/1/25(1)	400,000	415,000			1,651,100
		957,990	MASSACHUSETTS — 3.4%
KENTUCKY — 3.5%			Massachusetts Bay
Kentucky Property &			Transportation Auth.
Buildings Community Rev.,			Rev., Series 2008 A,
5.50%, 11/1/28(1)	250,000	264,490	5.25%, 7/1/34(1)	200,000	209,862
Kentucky Turnpike Auth.			Massachusetts GO, Series
Economic Development			2008 A, 5.00%, 8/1/24(1)	200,000	218,236
Road Rev., Series 2008 A,			Massachusetts Health &
(Revitalization),			Educational Facilities Auth.
5.00%, 7/1/17(1)	200,000	227,304	Rev., (Boston Medical
Louisville & Jefferson			Center), 5.25%, 7/1/38(1)	200,000	171,668
County Metropolitan Sewer			Massachusetts Health
District Rev., Series 2003 A,			& Educational Facilities
VRDN, 0.45%, 6/1/09 (FSA)			Auth. Rev., Series 2009 A,
(SBBPA: JPMorgan			(Harvard University),
Chase Bank N.A.)(1)	365,000	365,000	5.50%, 11/15/36(1)	200,000	216,390
Louisville & Jefferson			Massachusetts Health
County Visitors and			& Educational Facilities
Convention Commission			Auth. Rev., Series 2009 O,
Rev., Series 2004 B,			(Massachusetts Institute
(Kentucky International			of Technology),
Convention), VRDN,			5.75%, 7/1/26(1)	200,000	229,232
0.45%, 6/1/09 (FSA)
(SBBPA: JPMorgan Chase			Massachusetts Water
Bank N.A.)(1)	800,000	800,000	Pollution Abatement Trust
			Rev., Series 2009-14,
		1,656,794	(State Revolving Fund),
			5.00%, 8/1/38(1)	300,000	311,124
			Massachusetts Water
			Resources Auth. Rev.,
			Series 2006 B, 5.00%,
			8/1/31 (Ambac)(1)	250,000	255,880
					1,612,392

Long-Term Tax-Free

	Principal			Principal
	Amount	Value		Amount	Value
MINNESOTA — 2.5%			NEW YORK — 11.8%
Minneapolis-St. Paul			Long Island Power Auth.
Metropolitan Airports			Electric System Rev., Series
Commission Rev., Series			2008 A, 6.00%, 5/1/33(1)	$ 250,000	$ 274,903
2007 B, 5.00%, 1/1/25			Metropolitan Transportation
(NATL/FGIC)(1)	$ 300,000	$ 305,868	Auth. Rev., Series 2008 C,
Minnesota GO,			6.50%, 11/15/28(1)	200,000	222,072
5.00%, 6/1/18(1)	400,000	456,008	New York City Municipal
St. Paul Port Auth. Rev.,			Water Finance Auth. Water
Series 2005-7, (Public			& Sewer System Rev., Series
Radio), VRDN, 0.65%,			2004 C, 5.00%, 6/15/35(1)	500,000	501,090
6/1/09 (LOC: Allied Irish			New York City Municipal
Bank plc)	400,000	400,000	Water Finance Auth. Water
		1,161,876	& Sewer System Rev., Series
MISSOURI — 0.8%			2008 DD, 5.00%, 6/15/37(1)	500,000	499,240
Kansas City Water Rev.,			New York City Transitional
Series 2009 A, (Refunding			Finance Auth. Rev., Series
and Improvement),			2004 D2, 5.00%, 11/1/12(1)	215,000	237,852
5.25%, 12/1/32(1)	100,000	102,940	New York City Transitional
Missouri Health &			Finance Auth. Rev., Series
Educational Facilities Auth.			2009 S4, 5.50%, 1/15/39(1)	300,000	304,458
Rev., Series 2008 A, (The			New York GO, Series 2009 A,
Washington University),			5.00%, 2/15/39(1)	300,000	304,128
5.375%, 3/15/39(1)	250,000	264,422	New York GO, Series 2009
		367,362	J1, 5.00%, 5/15/22(2)	225,000	236,252
NEBRASKA — 1.3%			New York State Dormitory
Municipal Energy Agency			Auth. Rev., (Columbia
Power Supply System Rev.,			University), 4.00%, 7/1/13(1)	500,000	545,855
Series 2009 A, 5.375%,			New York State Dormitory
4/1/39 (BHAC)(1)	300,000	312,186	Auth. Rev., (Mental
Nebraska Public Power			Health Services Facilities
District Rev., Series 2008 B,			Improvement),
5.00%, 1/1/24(1)	150,000	157,029	5.50%, 2/15/18(1)	300,000	328,530
Sarpy County Hospital Auth.			New York State Dormitory
No. 1 Health Facilities Rev.,			Auth. Rev., Series 2008 A1,
Series 2000 B, (Immanuel			(Memorial Sloan - Kettering
Health System), VRDN,			Cancer Center),
0.60%, 6/1/09 (LOC: Allied			5.00%, 7/1/36(1)	500,000	490,520
Irish Bank plc)(1)	150,000	150,000	New York State Dormitory
		619,215	Auth. State Personal Income
			Tax Rev., Series 2008 A,
NEW JERSEY — 1.6%			5.00%, 3/15/19(1)	300,000	337,326
Monmouth County GO,			New York State
(County College Bonds),			Environmental Facilities
4.00%, 9/15/19(1)	500,000	534,900
			Corp. Rev., Series 2009 A,
New Jersey Sports &			5.125%, 6/15/38(1)	500,000	506,845
Exposition Auth. Rev., Series
2008 B, 5.00%, 9/1/18(1)	200,000	217,916
		752,816

Long-Term Tax-Free

	Principal			Principal
	Amount	Value		Amount	Value
New York Urban			PENNSYLVANIA — 5.8%
Development Corp. State			Allegheny County Hospital
Personal Income Tax Rev.,			Development Auth. Rev.,
Series 2008 A1, (Economic			Series 2008 A, (University of
Development & Housing),			Pittsburgh Medical Center),
5.00%, 12/15/22(1)	$ 540,000	$ 586,975	5.00%, 9/1/18(1)	$ 450,000	$ 474,872
Triborough Bridge & Tunnel			Allegheny County Industrial
Auth. Rev., Series 2008 C,			Development Auth. Rev.,
5.00%, 11/15/38(1)	200,000	201,194	(Residential Resources,
		5,577,240	Inc.), 4.50%, 9/1/11(1)	1,000,000	986,250
NORTH CAROLINA — 2.6%			Central Dauphin School
North Carolina Eastern			District GO, 7.00%, 2/1/16,
Municipal Power Agency			Prerefunded at 100%
Rev., Series 2008 C,			of Par (NATL)(1)(4)	500,000	642,995
6.75%, 1/1/24(1)	250,000	280,963	Pennsylvania Turnpike
North Carolina Eastern			Commission Rev.,
Municipal Power Agency			Series 2008 C, 6.00%,
Rev., Series 2009 A,			6/1/28 (AGC)(1)	200,000	226,602
5.00%, 1/1/17(1)	300,000	316,845	Philadelphia Water &
North Carolina Eastern			Wastewater Rev., Series
Municipal Power Agency			2009 A, 5.25%, 1/1/36(1)	400,000	396,020
Rev., Series 2009 A,					2,726,739
5.00%, 1/1/18(1)	300,000	314,718	PUERTO RICO — 1.5%
North Carolina Municipal			Puerto Rico Aqueduct &
Power Agency No. 1			Sewer Auth. Rev., Series
Catawba Electric Rev.,			2008 A, (Senior Lien),
Series 2008 A,			5.00%, 7/1/14(1)	500,000	520,695
5.25%, 1/1/16(1)	300,000	328,980
			Puerto Rico GO, Series 2008
		1,241,506	A, 5.125%, 7/1/28(1)	200,000	175,716
OHIO — 0.4%					696,411
Buckeye Tobacco Settlement			SOUTH CAROLINA — 0.6%
Financing Auth. Rev.,
Series 2007 A2, (Asset-			Anderson County Water &
Backed Senior Current			Sewer System Rev., 5.00%,
			7/1/39 (AGC)(1)	300,000	300,930
Interest Turbo Term),
5.875%, 6/1/30(1)	250,000	196,165	TENNESSEE — 0.7%
OREGON — 2.1%			Metropolitan Government
Clackamas County Hospital			Nashville & Davidson County
Facility Auth. Rev., Series			Health & Educational
2009 A, (Legacy Health			Facilities Board Rev.,
System), 5.50%, 7/15/35(1)	400,000	396,684	Series 2008 A,
			(Vanderbilt University),
Oregon GO, Series 2009			5.00%, 10/1/15(1)	225,000	255,447
A, (State Board of Higher
Education), 5.00%, 8/1/38(1)	300,000	307,974	Shelby County Health
			Educational & Housing
Oregon Health & Science			Facilities Board Rev., Series
University Rev., Series 2009			2008 C, 5.25%, 6/1/17(1)	50,000	50,849
A, 5.75%, 7/1/39(2)	300,000	299,130
					306,296
		1,003,788

Long-Term Tax-Free

	Principal			Principal
	Amount	Value		Amount	Value
TEXAS — 3.8%			WASHINGTON — 3.9%
Harris County Rev., Series			Energy Northwest Electric
2009 A, (Toll Road),			Rev., Series 2008 D,
5.00%, 8/15/38(1)	$ 400,000	$ 401,240	(Columbia Generating),
Lower Colorado River Auth.			5.00%, 7/1/12(1)	$ 250,000	$ 272,353
Rev., 5.75%, 5/15/37(1)	250,000	254,913	Redmond GO,
North Texas Thruway Auth.			5.00%, 12/1/21(1)	250,000	278,282
Rev., Series 2008 H,			Washington GO, Series 2008
(First Tier), VRN,			A, 5.00%, 7/1/20(1)	350,000	392,588
5.00%, 1/1/13(1)	200,000	200,904	Washington Health Care
San Antonio Electric & Gas			Facilities Auth. Rev., Series
Rev., Series 2009 A,			2006 D, (Providence Health
5.00%, 2/1/34(1)	200,000	201,512	& Services), 5.25%,
Tarrant County Cultural			10/1/33 (FSA)(1)	500,000	506,985
Education Facilities Finance			Washington Health Care
Corp. Hospital Rev., (Scott &			Facilities Auth. Rev., Series
White Memorial Hospital and			2009 A, (Swedish Health
Scott, Sherwood &			Services), 6.50%, 11/15/33	400,000	404,920
Brindley Foundation),					1,855,128
5.50%, 8/15/31(1)	250,000	253,402
			WISCONSIN — 3.0%
Waco Education Finance
Corp. Rev., Series 2008 C,			Milwaukee Redevelopment
(Baylor University),			Auth. Rev., (Milwaukee
5.00%, 3/1/36(1)	500,000	501,370	Public Schools -
			Neighborhood Schools
		1,813,341	Initiative), 5.125%, 8/1/13,
UTAH — 2.4%			Prerefunded at 100%
Utah State Board of Regents			of Par (Ambac)(1)(4)	475,000	542,141
Hospital Rev., Series 2006 A,			Wisconsin Health &
(University of Utah), 5.25%,			Educational Facilities Auth.
8/1/21 (NATL)(1)	500,000	554,085	Rev., (ProHealth Care, Inc.
Utah Transit Auth. Sales			Obligated Group),
Tax Rev., Series 2008 A,			6.625%, 2/15/39(1)	300,000	310,932
5.00%, 6/15/20(1)	500,000	561,170	Wisconsin Transportation
		1,115,255	Rev., Series 2008 A,
			5.00%, 7/1/18(1)	500,000	567,945
VIRGINIA — 1.6%					1,421,018
Virginia College Building &
Education Facilities Auth.			TOTAL MUNICIPAL SECURITIES
Rev., Series 2009 A, (Public			(Cost $45,134,217)		46,406,109
Higher Education Financing
Program), 5.00%, 9/1/28(1)	300,000	317,286	Municipal Derivatives — 0.9%
Virginia Resources Auth.			TEXAS — 0.9%
Clean Water Rev.,			Texas GO, VRDN, Inverse
5.00%, 10/1/16(1)	200,000	232,092	Floater, 7.50%, 9/30/11(1)(5)
Washington County			(Cost $389,954)	360,000	437,997
Industrial Development Auth.			TOTAL INVESTMENT
Hospital Facility Rev.,			SECURITIES — 99.0%
Series 2009 C, (Mountain			(Cost $45,524,171)		46,844,106
States Health Alliance),			OTHER ASSETS
7.75%, 7/1/38(1)	200,000	214,664	AND LIABILITIES — 1.0%		474,195
		764,042	TOTAL NET ASSETS — 100.0%		$47,318,301

Long-Term Tax-Free

	Futures Contracts
			Underlying Face	Unrealized
	Contracts Sold	Expiration Date	Amount at Value	Gain (Loss)
34	U.S. Treasury 2-Year Notes	September 2009	$7,371,625	$(1,102)

Notes to Schedule of Investments
	AGC = Assured Guaranty Corporation
	Ambac = Ambac Assurance Corporation
BHAC = Berkshire Hathaway Assurance Corporation
	COP = Certificates of Participation
	FGIC = Financial Guaranty Insurance Company
	FSA = Financial Security Assurance, Inc.
	GO = General Obligation
	LOC = Letter of Credit
NATL = National Public Finance Guarantee Corporation
	SBBPA = Standby Bond Purchase Agreement
VRDN = Variable Rate Demand Note. Interest reset date is indicated. Rate shown is effective at the period end.
VRN = Variable Rate Note. Interest reset date is indicated. Rate shown is effective at the period end.

(1)	Security, or a portion thereof, has been segregated for when-issued securities and futures contracts. At the period end, the aggregate value of securities pledged was $8,008,000.
(2)	When-issued security.
(3)	Security is a zero-coupon municipal bond. The rate indicated is the yield to maturity at purchase. Zero-coupon securities are issued at a substantial discount from their value at maturity.
(4)	Escrowed to maturity in U.S. government securities or state and local government securities.
(5)	Inverse floaters have interest rates that move inversely to market interest rates. Inverse floaters typically have durations longer than long-term bonds, which may cause their value to be more volatile than long-term bonds when interest rates change. Final maturity is indicated.
See Notes to Financial Statements.

High-Yield Municipal

MAY 31, 2009

	Principal			Principal
	Amount	Value		Amount	Value
Municipal Securities — 100.8%			CALIFORNIA — 3.9%
			California Mobilehome Park
ARIZONA — 6.7%			Financing Auth. Rev., Series
Arizona Health Facilities			2003 B, (Palomar Estates
Auth. Rev., Series 2007 B,			E&W), 7.00%, 9/15/36(1)	$ 2,000,000	$ 1,744,480
(Banner Health), VRDN,			Morongo Band of Misison
1.62%, 7/1/09 resets			Indians Rev., Series 2008 B,
quarterly at 67% of the			(Enterprise Casino Services),
3-month LIBOR plus 0.81%			6.50%, 3/1/28(1)(3)	1,000,000	819,790
with no caps(1)	$ 2,500,000	$ 1,192,500
			Palm Springs Airport
Mohave County Industrial			Passenger Facility Charge
Development Auth.			Rev., (Palm Springs
Correctional Facilities			International Airport),
Contract Rev., (Mohave			6.40%, 7/1/23	250,000	205,197
Prison, LLC Expansion),
8.00%, 5/1/25(1)	500,000	560,440	Palm Springs Airport
			Passenger Facility Charge
Phoenix Civic Improvement			Rev., (Palm Springs
Corp. Airport Rev., Series			International Airport),
2008 D, 5.25%, 7/1/17(1)	4,050,000	4,067,010
			6.50%, 7/1/27	275,000	217,817
Phoenix Civic Improvement			Soledad Improvement
Corp. Airport Rev., Series			Bond Act of 1915 Special
2008 D, 5.25%, 7/1/18(1)	1,000,000	991,760
			Assessment Rev., (Diamond
Phoenix Civic Improvement			Ridge Assessment
Corp. Water System Rev.,			District No. 2002-01),
Series 2009 A, (Junior Lien),			6.75%, 9/2/33	1,000,000	852,330
5.00%, 7/1/39(2)	1,500,000	1,521,300
			Sunnyvale Community
Pronghorn Ranch			Facilities District No. 1
Community Facilities District			Special Tax Rev.,
GO, 6.40%, 7/15/29(1)	3,015,000	2,123,645	7.75%, 8/1/32	1,500,000	1,366,275
Quailwood Meadows			Vallejo Multifamily Housing
Community Facilities District			Rev., Series 1998 B, (Solano
GO, 6.00%, 7/15/22	1,120,000	839,821	Affordable Housing),
Quailwood Meadows			8.25%, 4/1/39	1,560,000	1,458,070
Community Facilities District			Vernon Electric System
GO, 6.125%, 7/15/29	2,000,000	1,345,500	Rev., Series 2009 A,
Scottsdale Industrial			5.125%, 8/1/21(1)	2,000,000	1,966,640
Development Auth. Hospital					8,630,599
Rev., Series 2008 A,			COLORADO — 6.4%
(Scottsdale Healthcare),
5.25%, 9/1/30(1)	750,000	692,160	Denver Health & Hospital
			Auth. Healthcare Rev., Series
Sundance Community			2007 B, VRDN, 1.95%,
Facilities District GO, 6.25%,			6/1/09 resets quarterly at
7/15/29(3)	395,000	342,430
			67% of the 3-month LIBOR
Sundance Community			plus 1.10% with no caps(1)	9,865,000	4,007,656
Facilities District Special			Granby Ranch Metropolitan
Assessment District No. 2			District GO, 6.75%, 12/1/36	5,725,000	3,790,179
Rev., 7.125%, 7/1/27(3)	856,000	667,098
			One Horse Business
Sundance Community			Improvement District Rev.,
Facilities District Special			(Sales Tax Sharing),
Assessment District No. 3			6.00%, 6/1/24(1)	3,000,000	2,257,830
Rev., 6.50%, 7/1/29	669,000	473,257
		14,816,921

High-Yield Municipal

	Principal			Principal
	Amount	Value		Amount	Value
Plaza Metropolitan District			JEA Electric System
No. 1 Tax Allocation Rev.,			Rev., Series 2009 A,
8.00%, 12/1/25	$ 1,500,000	$ 1,316,010	5.50%, 10/1/39(1)	$ 5,000,000	$ 5,059,450
Todd Creek Farms			Miami-Dade County Aviation
Metropolitan District No. 1			Rev., Series 2009 A,
Rev., 5.60%, 12/1/14	1,800,000	1,612,458	5.50%, 10/1/36(1)	1,785,000	1,735,698
Todd Creek Farms			Miami-Dade County Health
Metropolitan District No. 1			Facilities Auth. Rev., (Miami
Rev., 6.125%, 12/1/19	1,500,000	1,257,045	Children-A-2 RMK), VRN,
		14,241,178	4.55%, 8/1/13 (NATL)(1)	2,000,000	1,999,580
CONNECTICUT — 2.4%			Midtown Miami Community
			Development District Special
Connecticut Development			Assessment Rev., Series
Auth. Industrial Rev.,			2004 A, 6.25%, 5/1/37(1)	2,500,000	1,660,975
(Afco Cargo BDL - LLC),
8.00%, 4/1/30	1,000,000	883,530	Orlando Utilities Commission
			System Rev., Series 2009 B,
Connecticut Special Tax			5.00%, 10/1/33(2)	400,000	401,516
Obligation Rev., Series
2009-1, (Transportation			Putnam County
Infrastructure),			Development Auth. Pollution
5.00%, 2/1/19(1)	4,000,000	4,502,880	Control Rev., Series 2007
		5,386,410	B, (Seminole Electric
			Cooperative, Inc.), VRN,
DISTRICT OF COLUMBIA — 1.7%			5.35%, 5/1/18 (Ambac)(1)	1,500,000	1,532,700
Metropolitan Washington			South-Dade Venture
Airports Auth. Rev.,			Community Development
Series 2001 A, 5.50%,			District Special Assessment
10/1/18 (NATL)(1)	750,000	763,470	Rev., 6.125%, 5/1/34	1,245,000	1,029,578
Metropolitan Washington					22,620,740
Airports Auth. Rev., Series			GEORGIA — 5.1%
2008 A, 5.50%, 10/1/21(1)	3,000,000	3,104,280
		3,867,750	Atlanta Tax Allocation Rev.,
			(Princeton Lakes),
FLORIDA — 10.2%			5.50%, 1/1/31	1,060,000	725,485
Arborwood Community			Gainesville & Hall County
Development District Special			Development Auth. Rev.,
Assessment Rev., Series			Series 2003 C, (Senior
2006 B, (Centex Homes),			Living Facility- Lanier
5.25%, 5/1/16	1,530,000	1,153,069	Village), VRDN, 0.60%,
Concorde Estates			6/1/09 (LOC: Allied Irish
Community Development			Bank plc)(1)	800,000	800,000
District Special Assessment			Georgia Municipal Electric
Rev., Series 2004 B,			Auth. Rev., Series 2008 A,
5.00%, 5/1/11	2,065,000	1,149,916	(General Resolution),
Covington Park Community			5.25%, 1/1/19(1)	1,000,000	1,102,060
Development District			Georgia Municipal Electric
Special Assessment Rev.,			Auth. Rev., Series 2008 D,
Series 2004 B, (Capital			(General Resolution),
Improvement),			6.00%, 1/1/23(1)	3,000,000	3,253,320
5.30%, 11/1/09(1)	140,000	130,833
			Marietta Development Auth.
Dupree Lakes Community			Rev., (Life University, Inc.),
Development District Rev.,			7.00%, 6/15/39(1)	4,000,000	3,429,640
5.00%, 11/1/10	1,850,000	1,331,075	Private Colleges &
Florida Municipal Power			Universities Auth. Rev.,
Agency, Rev., Series 2008			Series 2009 B, (Emory
A, (All-Requirements Power			University), 5.00%, 9/1/32(1)	2,000,000	2,074,620
Supply), 5.25%, 10/1/19(1)	5,000,000	5,436,350
					11,385,125

High-Yield Municipal

	Principal			Principal
	Amount	Value		Amount	Value
GUAM — 0.6%			Volo Village Special Service
Guam Government			Area No. 3 Special Tax Rev.,
Waterworks Auth. Rev.,			Series 2006-1, (Symphony
6.00%, 7/1/25(1)	$ 1,500,000	$ 1,291,770	Meadows), 6.00%, 3/1/36	$ 3,500,000	$ 2,097,375
ILLINOIS — 16.0%			Yorkville Special Service
			Area No. 2005-109 Special
Bedford Park Tax Allocation			Tax Rev., Series 2006-105,
Rev., 5.125%, 12/30/18	1,325,000	1,055,747	(Bristol Bay I),
Bolingbrook Sales Tax Rev.,			5.875%, 3/1/36	5,990,000	3,957,952
6.25%, 1/1/24	1,000,000	520,000			35,457,634
Chicago Tax Increment			INDIANA — 0.3%
Allocation Rev., Series 2004
B, (Pilsen Redevelopment),			Purdue University Rev.,
(Junior Lien),			Series 2009 B, (Student
6.75%, 6/1/22(1)	3,000,000	2,761,470	Facilities System),
			5.00%, 7/1/35(1)	750,000	763,050
Hampshire Special Service
Area No. 13 Special Tax Rev.,			LOUISIANA — 0.7%
(Tuscany Woods),			Colonial Pinnacle
5.75%, 3/1/37	5,000,000	2,624,100	Community Development
Hampshire Special Service			District Special Assessment
Area No. 16 Special Tax			Rev., 7.00%, 5/1/37	2,000,000	1,448,360
Rev., Series 2007 A, (Crown			MARYLAND — 2.1%
Development - Prairie Ridge			Baltimore Special Obligation
West), 6.00%, 3/1/46	4,230,000	2,130,439	Tax Allocation Rev., Series
Illinois Finance Auth. Rev.,			2008 A, (Resh Park),
Series 2007 A, (Monarch			7.00%, 9/1/38	5,000,000	3,847,000
Landing, Inc. Facility),			Maryland Industrial
7.00%, 12/1/37	13,000,000	9,318,530	Development Financing
Illinois Finance Auth. Rev.,			Auth. Rev., Series 2005 A,
Series 2007 A, (Sedgebrook,			(Our Lady of Good Counsel
Inc. Facility),			High School), 6.00%, 5/1/35	1,000,000	750,990
6.00%, 11/15/37	5,000,000	2,983,450			4,597,990
Illinois Finance Auth. Rev.,			MINNESOTA — 0.7%
Series 2007 A, (Sedgebrook,
Inc. Facility),			North Oaks Senior Housing
6.00%, 11/15/42	5,000,000	2,922,400	Rev., (Presbyterian Homes),
			6.50%, 10/1/47	2,000,000	1,640,260
Illinois Finance Auth. Rev.,
Series 2009 A, (Rush			MISSOURI — 0.4%
University Medical Center			Missouri Bottom
Obligation Group),			Transportation Development
7.25%, 11/1/30(1)	1,500,000	1,631,115	District Hazelwood Rev.,
Metropolitan Pier &			7.20%, 5/1/33	860,000	689,642
Exposition Auth. Rev.,			Missouri Housing
Series 2002 A, (Capital			Development Commission
Appreciation - McCormick			Mortgage Rev., Series 1998
Place Exposition), 5.68%,			B2, (Single Family), 6.40%,
12/15/31 (NATL)(1)(4)	5,000,000	1,339,100	9/1/29 (GNMA/FNMA)(1)	170,000	175,872
Pingree Grove Special					865,514
Service Area No. 7 Special			NEBRASKA — 0.2%
Tax Rev., Series 2006-1,			Lancaster County Hospital
(Cambridge Lakes),			Auth. Health Facilities Rev.,
6.00%, 3/1/36	3,341,000	2,115,956	Series 2000 A, (Immanuel
			Health System), VRDN,
			0.60%, 6/1/09 (LOC: Allied
			Irish Bank plc)(1)	500,000	500,000

High-Yield Municipal

	Principal			Principal
	Amount	Value		Amount	Value
NEVADA — 4.7%			NEW JERSEY — 7.0%
Clark County Improvement			New Jersey COP, Series
District No. 108 & 124			2008 A, (Equipment
Special Assessment Rev.,			Lease Purchase), 5.00%,
Series 2003 B,			6/15/21(1)	$ 2,150,000	$ 2,240,300
5.25%, 2/1/12	$ 650,000	$ 571,935	New Jersey Economic
Clark County Improvement			Development Auth. Rev.,
District No. 108 & 124			Series 2006 A, (Gloucester
Special Assessment Rev.,			Marine Terminal),
Series 2003 B,			6.625%, 1/1/37	5,000,000	3,747,600
5.375%, 2/1/13	685,000	575,831	New Jersey Economic
Clark County Improvement			Development Auth. Rev.,
District No. 108 & 124			Series 2006 B, (Gloucester
Special Assessment Rev.,			Marine Terminal),
Series 2003 B,			6.875%, 1/1/37	5,000,000	3,820,800
5.40%, 2/1/14	660,000	527,934	New Jersey Economic
Henderson Local			Development Auth. Rev.,
Improvement District No.			Series 2006 C, (Gloucester
T-15 Special Assessment			Marine Terminal),
Rev., 6.10%, 3/1/24	1,350,000	1,080,702	6.50%, 1/1/15	2,000,000	1,770,820
Henderson Redevelopment			New Jersey Educational
Agency Tax Allocation Rev.,			Facilities Auth. Rev., Series
Series 2002 B,			2009 B, (University of
7.10%, 10/1/22(1)	1,105,000	989,329	Medicine & Dentistry),
Henderson Redevelopment			7.50%, 12/1/32	1,200,000	1,253,172
Agency Tax Allocation Rev.,			New Jersey Transportation
Series 2002 B,			Trust Fund Auth. Rev.,
7.20%, 10/1/25(1)	350,000	305,347	Series 2009 A, 6.40%,
Las Vegas Improvement			12/15/39(2)(4)	5,000,000	696,200
District No. 607 Special			Rutgers State University
Assessment Rev.,			Rev., Series 2009 F,
5.50%, 6/1/13(1)	1,230,000	1,091,822	5.00%, 5/1/39(1)	2,000,000	2,051,860
Las Vegas Improvement					15,580,752
Districts No. 808 & 810			NEW MEXICO — 1.4%
Special Assessment Rev.,
(Summerlin Village 23B),			Cabezon Public
6.125%, 6/1/31	3,500,000	1,855,035	Improvement District Special
			Tax Rev., 6.30%, 9/1/34	1,490,000	986,380
Las Vegas Redevelopment
Agency Tax Increment Tax			Mariposa East Public
Allocation Rev., Series 2009			Improvement District GO,
A, 8.00%, 6/15/30(1)	2,000,000	2,121,720	6.00%, 9/1/32	900,000	567,270
Reno Special Assessment			Montecito Estates Public
District No. 4 Rev.,			Improvement District Special
(Somersett Parkway),			Levy Special Tax Rev.,
5.20%, 12/1/10	665,000	652,810	(City of Albuquerque),
			7.00%, 10/1/37	1,190,000	801,596
Reno Special Assessment
District No. 4 Rev.,			Ventana West Public
(Somersett Parkway),			Improvement District
5.45%, 12/1/11	705,000	679,888	Special Levy Special Tax
		10,452,353	Rev., 6.875%, 8/1/33(1)	1,000,000	720,460
					3,075,706

High-Yield Municipal

	Principal			Principal
	Amount	Value		Amount	Value
NEW YORK — 7.5%			OHIO — 2.4%
Nassau County Industrial			Buckeye Tobacco Settlement
Development Agency			Financing Auth. Rev.,
Continuing Care Retirement			Series 2007 A2, (Asset-
Community Rev., Series			Backed Senior Current
2007 A, (Amsterdam at			Interest Turbo Term),
Harborside), 6.50%, 1/1/27	$ 2,500,000	$ 2,080,250	6.50%, 6/1/47(1)	$ 4,255,000	$ 3,060,409
New York GO, Series 2009			New Albany Plain Local
H1, 5.125%, 3/1/26(1)	2,000,000	2,059,440	School District GO, 5.50%,
New York GO, Series 2009			12/1/19 (NATL/FGIC)	285,000	301,627
J1, 5.00%, 5/15/33(2)	1,500,000	1,496,430	Pinnacle Community
New York State Dormitory			Infrastructure Financing
Auth. Rev., (Orange			Facilities Auth. Rev., Series
Regional Medical Center),			2004 A, 6.25%, 12/1/36(1)	1,800,000	1,126,440
6.25%, 12/1/37(1)	4,250,000	3,174,495	Port of Greater Cincinnati
New York State Dormitory			Development Auth.
Auth. Rev., Series 2008 A2,			Special Assessment Rev.,
(Memorial Sloan-Kettering			(Cooperative Public
Cancer Center),			Parking Infrastructure),
5.00%, 7/1/26(1)	3,250,000	3,343,113	6.40%, 2/15/34	1,100,000	796,598
Onondaga County Industrial					5,285,074
Development Agency Rev.,			OKLAHOMA — 0.3%
(Air Cargo), 7.25%, 1/1/32(1)	1,000,000	824,230	Oklahoma City Industrial &
Triborough Bridge & Tunnel			Cultural Facilities Trust Rev.,
Auth. Rev., Series 2008 B3,			6.75%, 1/1/23(1)	750,000	615,547
VRN, 5.00%, 11/15/15(1)	2,500,000	2,687,150	OREGON — 1.3%
Triborough Bridge & Tunnel			Forest Grove Student
Auth. Rev., Series 2009 A2,			Housing Rev., (Oak Tree
5.25%, 11/15/34(1)	1,000,000	1,031,570	Foundation), 5.50%, 3/1/37	2,330,000	1,642,068
		16,696,678	Oregon Health & Science
NORTH CAROLINA — 5.7%			University Rev., Series 2009
North Carolina Capital			A, 5.75%, 7/1/39(2)	1,300,000	1,296,230
Facilities Finance Agency					2,938,298
Rev., (Wake Forest			PENNSYLVANIA — 1.0%
University), 5.00%, 1/1/38(1)	1,000,000	1,026,010
			Allegheny County
North Carolina Eastern			Redevelopment Auth. Tax
Municipal Power Agency			Allocation Rev., (Pittsburgh
Rev., Series 2009 A,			Mills), 5.60%, 7/1/23	1,500,000	1,162,410
5.50%, 1/1/26(1)	2,000,000	2,052,340
			Philadelphia Water &
North Carolina Municipal			Wastewater Rev., Series
Power Agency No. 1			2009 A, 5.25%, 1/1/33(1)	1,000,000	998,610
Catawba Electric Rev.,
Series 2008 A,					2,161,020
5.25%, 1/1/16(1)	4,645,000	5,093,707	PUERTO RICO — 0.3%
North Carolina Municipal			Puerto Rico Commonwealth
Power Agency No. 1			GO, Series 2008 A, 6.00%,
Catawba Electric Rev.,			7/1/38(1)	600,000	582,312
Series 2008 A,
5.25%, 1/1/17(1)	4,000,000	4,384,640
		12,556,697

High-Yield Municipal

	Principal			Principal
	Amount	Value		Amount	Value
TENNESSEE — 2.9%			WASHINGTON — 0.6%
Chattanooga Health			Port of Seattle Rev.,
Educational & Housing			Series 2000 B, 6.00%,
Facility Board Rev.,			2/1/15 (NATL)(1)	$ 250,000	$ 268,635
Series 2005 B, (Campus			Washington Health Care
Development Foundation,			Facilities Auth. Rev., Series
Inc. Phase I LLC),			2009 A, (Swedish Health
6.00%, 10/1/35(1)	$ 3,565,000	$ 2,594,001	Services), 6.50%, 11/15/33	1,000,000	1,012,300
Shelby County Health					1,280,935
Educational & Housing
Facilities Board Rev., Series			WISCONSIN — 1.2%
2008 C, 5.25%, 6/1/17(1)	3,695,000	3,757,741	Wisconsin Health &
		6,351,742	Educational Facilities Auth.
			Rev., (Luther Hospital),
TEXAS — 4.1%			5.75%, 11/15/30(1)	1,200,000	1,246,056
Abia Development Corp.			Wisconsin Health &
Airport Facilities Rev., (Aero			Educational Facilities
Austin L.P.), 6.75%, 1/1/11	270,000	262,254	Auth. Rev., Series 2004 A,
Harris County Health			(Southwest Health Center),
Facilities Development			6.25%, 4/1/34	2,000,000	1,427,800
Corp. Rev., Series 2006 C,					2,673,856
(Methodist Hospital), VRDN,
0.25%, 6/1/09 (FSA)(1)	1,250,000	1,250,000	TOTAL INVESTMENT
			SECURITIES — 100.8%
Lower Colorado River Auth.			(Cost $272,647,406)		223,468,633
Rev., 5.75%, 5/15/37(1)	2,250,000	2,294,212
			OTHER ASSETS
North Texas Thruway Auth.			AND LIABILITIES — (0.8)%		(1,675,374)
Rev., Series 2008 H,
(First Tier), VRN,			TOTAL NET ASSETS — 100.0%		$221,793,259
5.00%, 1/1/13(1)	5,300,000	5,323,956
		9,130,422
UTAH — 1.0%
Utah GO, Series 2009 A,
5.00%, 7/1/23(1)	2,000,000	2,232,600
VIRGINIA — 2.0%
Peninsula Town Center
Community Development
Auth. Rev., 6.45%, 9/1/37	3,000,000	2,210,400
Virginia College Building &
Education Facilities Auth.
Rev., Series 2009 A, (Public
Higher Education Financing
Program), 5.00%, 9/1/28(1)	1,000,000	1,057,620
Washington County
Industrial Development Auth.
Hospital Facility Rev., Series
2009 C, (Mountain States
Health Alliance),
7.75%, 7/1/38(1)	1,000,000	1,073,320
		4,341,340

High-Yield Municipal

Futures Contracts
		Underlying Face	Unrealized
Contracts Sold	Expiration Date	Amount at Value	Gain (Loss)
90 U.S. Treasury 2-Year Notes	September 2009	$19,513,125	$(28,328)

Notes to Schedule of Investments
Ambac = Ambac Assurance Corporation
COP = Certificates of Participation
FGIC = Financial Guaranty Insurance Company
FNMA = Federal National Mortgage Association
FSA = Financial Security Assurance, Inc.
GNMA = Government National Mortgage Association
GO = General Obligation
LIBOR = London Interbank Offered Rate
LOC = Letter of Credit
NATL = National Public Finance Guarantee Corporation
resets = The frequency with which a security’s coupon changes, based on current market conditions or an underlying index. The more frequently a security resets the less risk the investor is taking that the coupon will vary significantly from current market rates.
VRDN = Variable Rate Demand Note. Interest reset date is indicated. Rate shown is effective at the period end.
VRN = Variable Rate Note. Interest reset date is indicated. Rate shown is effective at the period end.

(1)	Security, or a portion thereof, has been segregated for when-issued securities and futures contracts. At the period end, the aggregate value of securities pledged was $24,925,000.
(2)	When-issued security.
(3)	Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of these securities at the period end was $1,829,318, which represented 0.8% of total net assets.
(4)	Security is a zero-coupon municipal bond. The rate indicated is the yield to maturity at purchase. Zero-coupon securities are issued at a substantial discount from their value at maturity.
See Notes to Financial Statements.

Statement of Assets and Liabilities

MAY 31, 2009
	Long-Term	High-Yield
	Tax-Free	Municipal
Assets
Investment securities, at value (cost of $45,524,171
and $272,647,406, respectively)	$46,844,106	$223,468,633
Cash	554,453	441,909
Receivable for investments sold	—	30,900
Receivable for capital shares sold	22,354	437,730
Interest receivable	603,347	4,694,662
	48,024,260	229,073,834

Liabilities
Payable for investments purchased	631,797	5,429,527
Payable for capital shares redeemed	26,571	1,380,247
Payable for variation margin on futures contracts	8,500	28,328
Accrued management fees	15,754	112,955
Distribution fees payable	2,923	17,470
Service fees (and distribution fees — A Class) payable	5,160	29,020
Dividends payable	15,254	283,028
	705,959	7,280,575

Net Assets	$47,318,301	$221,793,259

See Notes to Financial Statements.

MAY 31, 2009
	Long-Term	High-Yield
	Tax-Free	Municipal
Net Assets Consist of:
Capital paid in	$47,503,384	$287,705,529
Undistributed net investment income	25,365	338
Accumulated net realized loss on investment transactions	(1,529,281)	(16,705,507)
Net unrealized appreciation (depreciation) on investments	1,318,833	(49,207,101)
	$47,318,301	$221,793,259

Investor Class
Net assets	$3,622,119	$82,547,313
Shares outstanding	341,805	10,437,111
Net asset value per share	$10.60	$7.91

Institutional Class
Net assets	$18,459,788	N/A
Shares outstanding	1,742,030	N/A
Net asset value per share	$10.60	N/A

A Class
Net assets	$20,618,535	$111,292,618
Shares outstanding	1,945,820	14,071,127
Net asset value per share	$10.60	$7.91
Maximum offering price (net asset value divided by 0.955)	$11.10	$8.28

B Class
Net assets	$869,317	$2,777,389
Shares outstanding	82,048	351,152
Net asset value per share	$10.60	$7.91

C Class
Net assets	$3,748,542	$25,175,939
Shares outstanding	353,740	3,184,612
Net asset value per share	$10.60	$7.91

See Notes to Financial Statements.

Statement of Operations

YEAR ENDED MAY 31, 2009
	Long-Term	High-Yield
	Tax-Free	Municipal
Investment Income (Loss)
Income:
Interest	$1,531,607	$ 14,729,267

Expenses:
Management fees	135,999	1,371,891
Distribution fees:
B Class	6,925	23,028
C Class	16,382	210,151
Service fees:
B Class	2,308	7,676
C Class	5,461	70,050
Distribution and service fees — A Class	31,546	285,504
Trustees’ fees and expenses	1,786	11,865
Other expenses	104	1,837
	200,511	1,982,002

Net investment income (loss)	1,331,096	12,747,265

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(590,811)	(8,058,936)
Futures contract transactions	22,729	974,035
	(568,082)	(7,084,901)

Change in net unrealized appreciation (depreciation) on:
Investments	1,192,942	(39,282,974)
Futures contracts	(6,514)	(62,199)
	1,186,428	(39,345,173)

Net realized and unrealized gain (loss)	618,346	(46,430,074)

Net Increase (Decrease) in Net Assets Resulting from Operations	$1,949,442	$(33,682,809)

See Notes to Financial Statements.

Statement of Changes in Net Assets

YEARS ENDED MAY 31, 2009 AND MAY 31, 2008
	Long-Term Tax-Free		High-Yield Municipal
Increase (Decrease) in Net Assets	2009	2008	2009	2008
Operations
Net investment income (loss)	$ 1,331,096	$ 1,137,158	$ 12,747,265	$ 13,420,902
Net realized gain (loss)	(568,082)	(405,518)	(7,084,901)	(9,342,893)
Change in net unrealized
appreciation (depreciation)	1,186,428	(204,636)	(39,345,173)	(19,705,067)
Net increase (decrease) in net assets
resulting from operations	1,949,442	527,004	(33,682,809)	(15,627,058)

Distributions to Shareholders
From net investment income:
Investor Class	(80,690)	(17,308)	(4,679,203)	(4,566,108)
Institutional Class	(709,440)	(730,716)	—	—
A Class	(454,165)	(341,166)	(6,531,632)	(7,203,404)
B Class	(26,373)	(37,439)	(151,804)	(175,879)
C Class	(62,062)	(10,529)	(1,384,288)	(1,475,511)
Decrease in net assets from distributions	(1,332,730)	(1,137,158)	(12,746,927)	(13,420,902)

Capital Share Transactions
Net increase (decrease) in net assets
from capital share transactions	16,338,631	(223,047)	3,181,386	(4,863,723)

Net increase (decrease) in net assets	16,955,343	(833,201)	(43,248,350)	(33,911,683)

Net Assets
Beginning of period	30,362,958	31,196,159	265,041,609	298,953,292
End of period	$47,318,301	$30,362,958	$221,793,259	$265,041,609

Undistributed net investment income	$25,365	$27,191	$338	—

See Notes to Financial Statements.

Notes to Financial Statements

MAY 31, 2009

1. Organization and Summary of Significant Accounting Policies

Organization — American Century Municipal Trust (the trust) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. Long-Term Tax-Free Fund (Long-Term Tax-Free) and High-Yield Municipal Fund (High-Yield Municipal) (collectively, the funds) are two funds in a series issued by the trust. Long-Term Tax-Free is diversified under the 1940 Act. High-Yield Municipal is nondiversified under the 1940 Act. Long-Term Tax-Free’s investment objective is to seek high current income that is exempt from federal income taxes consistent with preservation of capital. Long-Term Tax-Free invests primarily in long-term investment-grade municipal obligations. High-Yield Municipal’s investment objective is to seek high current income that is exempt from federal income taxes. Capital appreciation is a secondary objective. High-Yield Municipal invests primarily in long-term and intermediate-term municipal obligations. The following is a summary of the funds’ significant accounting policies.

Multiple Class — Long-Term Tax-Free is authorized to issue the Investor Class, the Institutional Class, the A Class, the B Class and the C Class. High-Yield Municipal is authorized to issue the Investor Class, the A Class, the B Class and the C Class. The A Class may incur an initial sales charge. The A Class, B Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. All shares of the funds represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the funds are allocated to each class of shares based on their relative net assets.

Security Valuations — Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Debt securities maturing in greater than 60 days at the time of purchase are valued at current market value as provided by a commercial pricing service or at the mean of the most recent bid and asked prices. Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued as determined in accordance with procedures adopted by the Board of Trustees. If the funds determine that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security’s fair value, such security is valued as determined by the Board of Trustees or its designee, in accordance with procedures adopted by the Board of Trustees, if such determination would materially impact a fund’s net asset value. Certain other circumstances may cause the funds to use alternative procedures to value a security such as: a security has been declared in default; trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

Security Transactions — For financial reporting purposes, security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

When-Issued — The funds may engage in securities transactions on a when-issued basis. Under these arrangements, the securities’ prices and yields are fixed on the date of the commitment, but payment and delivery are scheduled for a future date. During this period, securities are subject to market fluctuations. The funds will segregate cash, cash equivalents or other appropriate liquid securities on their records in amounts sufficient to meet the purchase price.

Income Tax Status — It is each fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The funds are no longer subject to examination by tax authorities for years prior to 2006. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes. Interest and penalties associated with any federal or state income tax obligations, if any, are recorded as interest expense.

Distributions to Shareholders — Distributions from net investment income are declared daily and paid monthly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business, the funds enter into contracts that provide general indemnifications. The funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the funds. The risk of material loss from such claims is considered by management to be remote.

Use of Estimates — The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Subsequent Events — Management has evaluated events or transactions that may have occurred since May 31, 2009, that would merit recognition or disclosure in the financial statements. This evaluation was completed through July 22, 2009, the date the financial statements were available to be issued.

2. Fees and Transactions with Related Parties

Management Fees — The trust has entered into a Management Agreement with American Century Investment Management, Inc. (ACIM) (the investment advisor), under which ACIM provides the funds with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The Agreement provides that all expenses of the funds, except brokerage commissions, taxes, interest, fees and expenses of those trustees who are not considered “interested persons” as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of each specific class of shares of each fund and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the funds and certain other accounts managed by the investment advisor that are in the same broad investment category as each fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.1625% to 0.2800% for Long-Term Tax-Free and from 0.2925% to 0.4100% for High-Yield Municipal. The rates for the Complex Fee (Investor Class, A Class, B Class and C Class) range from 0.2500% to 0.3100%. The Institutional Class is 0.2000% less at each point within the Complex Fee range. The effective annual management fee for each of the Investor Class, A Class, B Class and C Class of Long-Term Tax-Free and High-Yield Municipal for the year ended May 31, 2009, was 0.48% and 0.61%, respectively. The effective annual management fee for the Institutional Class of Long-Term Tax-Free for the year ended May 31, 2009, was 0.28%.

Distribution and Service Fees — The Board of Trustees has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, B Class and C Class (collectively, the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the B Class and the C Class will each pay ACIS an annual distribution fee of 0.75% and service fee of 0.25%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended May 31, 2009, are detailed in the Statement of Operations.

Related Parties — Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC), the parent of the trust’s investment advisor, ACIM, the distributor of the trust, ACIS, and the trust’s transfer agent, American Century Services, LLC.

The funds have a Mutual Funds Services Agreement with J.P. Morgan Investor Services Co. (JPMIS). JPMorgan Chase Bank (JPMCB) is a custodian of the funds. JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC.

3. Investment Transactions

Investment transactions, excluding short-term investments, for the year ended May 31, 2009, were as follows:

	Long-Term Tax-Free	High-Yield Municipal
Purchases	$27,360,449	$89,750,859
Proceeds from sales	$13,305,324	$92,290,967

4. Capital Share Transactions

Transactions in shares of the funds were as follows (unlimited number of shares authorized):

	Year ended May 31, 2009		Year ended May 31, 2008
	Shares	Amount	Shares	Amount

Long-Term Tax-Free
Investor Class
Sold	285,606	$ 2,979,888	123,013	$ 1,289,179
Issued in reinvestment of distributions	7,436	76,437	1,412	14,875
Redeemed	(52,676)	(541,689)	(43,591)	(458,140)
	240,366	2,514,636	80,834	845,914
Institutional Class
Issued in reinvestment of distributions	68,952	707,443	69,445	730,716
A Class
Sold	1,367,415	14,092,087	308,625	3,260,281
Issued in reinvestment of distributions	37,500	385,499	25,681	273,082
Redeemed	(341,991)	(3,510,785)	(586,314)	(6,216,798)
	1,062,924	10,966,801	(252,008)	(2,683,435)
B Class
Sold	12,884	130,191	2,970	31,287
Issued in reinvestment of distributions	2,162	22,178	2,868	30,258
Redeemed	(42,744)	(439,394)	(27,452)	(290,176)
	(27,698)	(287,025)	(21,614)	(228,631)
C Class
Sold	353,965	3,540,893	114,908	1,214,251
Issued in reinvestment of distributions	4,636	47,655	935	9,837
Redeemed	(114,028)	(1,151,772)	(10,509)	(111,699)
	244,573	2,436,776	105,334	1,112,389
Net increase (decrease)	1,589,117	$16,338,631	(18,009)	$ (223,047)

	Year ended May 31, 2009		Year ended May 31, 2008
	Shares	Amount	Shares	Amount

High-Yield Municipal
Investor Class
Sold	6,547,168	$54,267,569	3,460,250	$ 34,684,853
Issued in reinvestment of distributions	403,898	3,300,074	283,425	2,832,724
Redeemed	(5,560,644)	(45,922,788)	(3,801,236)	(38,290,517)
	1,390,422	11,644,855	(57,561)	(772,940)
A Class
Sold	5,879,016	48,139,060	6,642,501	66,611,899
Issued in reinvestment of distributions	651,804	5,359,830	606,875	6,057,678
Redeemed	(6,999,366)	(58,876,820)	(7,558,740)	(75,730,114)
	(468,546)	(5,377,930)	(309,364)	(3,060,537)
B Class
Sold	41,874	333,324	24,142	247,623
Issued in reinvestment of distributions	7,952	65,402	7,404	73,859
Redeemed	(93,706)	(769,385)	(84,927)	(860,513)
	(43,880)	(370,659)	(53,381)	(539,031)
C Class
Sold	914,702	7,627,639	1,164,913	11,675,088
Issued in reinvestment of distributions	76,204	625,818	60,290	600,802
Redeemed	(1,345,727)	(10,968,337)	(1,269,899)	(12,767,105)
	(354,821)	(2,714,880)	(44,696)	(491,215)
Net increase (decrease)	523,175	$ 3,181,386	(465,002)	$ (4,863,723)

5. Fair Value Measurements

The funds’ securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the funds. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

  Level 1 valuation inputs consist of actual quoted prices based on an active market;
  Level 2 valuation inputs consist of significant direct or indirect observable market data; or
  Level 3 valuation inputs consist of significant unobservable inputs such as a fund’s own assumptions.
The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the valuation inputs used to determine the fair value of the funds’ securities and other financial instruments as of May 31, 2009:

		Unrealized Gain (Loss) on
Fund/Valuation Inputs	Value of Investment Securities	Other Financial Instruments*

Long-Term Tax-Free
Level 1 – Quoted Prices	—	$(1,102)
Level 2 – Other Significant Observable Inputs	$46,844,106	—
Level 3 – Significant Unobservable Inputs	—	—
	$46,844,106	$(1,102)

High-Yield Municipal
Level 1 – Quoted Prices	—	$(28,328)
Level 2 – Other Significant Observable Inputs	$223,468,633	—
Level 3 – Significant Unobservable Inputs	—	—
	$223,468,633	$(28,328)
*Includes futures contracts.

6. Derivative Instruments

Interest Rate Risk — The funds are subject to interest rate risk in the normal course of pursuing their investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. During the year ended May 31, 2009, the funds purchased and sold futures contracts.

For Long-Term Tax-Free, the value of interest rate risk derivatives as of May 31, 2009, is disclosed on the Statement of Assets and Liabilities as a liability of $8,500 in payable for variation margin on futures contracts. For Long-Term Tax-Free, for the year ended May 31, 2009, the effect of interest rate risk derivatives on the Statement of Operations was $22,729 in net realized gain (loss) on futures contract transactions and $(6,514) in change in net unrealized appreciation (depreciation) on futures contracts.

For High-Yield Municipal, the value of interest rate risk derivatives as of May 31, 2009, is disclosed on the Statement of Assets and Liabilities as a liability of $28,328 in payable for variation margin on futures contracts. For High-Yield Municipal, for the year ended May 31, 2009, the effect of interest rate risk derivatives on the Statement of Operations was $974,035 in net realized gain (loss) on futures contract transactions and $(62,199) in change in net unrealized appreciation (depreciation) on futures contracts.

The value of derivative instruments at period end and the effect of derivatives on the Statement of Operations is indicative of the funds’ typical volume.

7. Bank Line of Credit

The funds, along with certain other funds in the American Century Investments family of funds, had a $500,000,000 unsecured bank line of credit agreement with Bank of America, N.A. The line expired December 10, 2008, and was not renewed. The agreement allowed the funds to borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement were subject to interest at the Federal Funds rate plus 0.40%. The funds did not borrow from the line during the year ended May 31, 2009.

8. Interfund Lending

The funds, along with certain other funds in the American Century Investments family of funds, may participate in an interfund lending program, pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC). This program provides an alternative credit facility allowing the funds to borrow from or lend to other funds in the American Century Investments family of funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. The interfund loan rate earned/paid on interfund lending transactions is determined daily based on the average of certain current market rates. Interfund lending transactions normally extend only overnight, but can have a maximum duration of seven days. The program is subject to annual approval by the Board of Trustees. During the year ended May 31, 2009, the funds did not utilize the program.

9. Risk Factors

Income may be subject to state and local taxes and, if applicable, the alternative minimum tax. Long-Term Tax-Free may invest primarily in lower-rated debt securities, which are subject to substantial risks including price volatility, liquidity risk and default risk. High-Yield Municipal invests primarily in lower-rated debt securities, which are subject to substantial risks including price volatility, liquidity and default risk.

10. Federal Tax Information

The tax character of distributions paid during the years May 31, 2009 and May 31, 2008 were as follows:

	Long-Term Tax-Free		High-Yield Municipal
	2009	2008	2009	2008
Distributions Paid From
Exempt income	$1,332,730	$1,137,158	$12,746,927	$13,420,902
Long-term capital gains	—	—	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of May 31, 2009, the components of distributable earnings on a tax-basis and the federal tax cost of investments were as follows:

	Long-Term Tax-Free	High-Yield Municipal
Federal tax cost of investments	$45,524,171	$272,105,081
Gross tax appreciation of investments	$1,601,541	$ 2,280,205
Gross tax depreciation of investments	(281,606)	(50,916,653)
Net tax appreciation (depreciation) of investments	$1,319,935	$(48,636,448)
Net tax appreciation (depreciation) on derivatives	—	—
Net tax appreciation (depreciation)	$1,319,935	$(48,636,448)
Undistributed exempt income	$25,365	$338
Accumulated capital losses	$(1,131,739)	$(13,191,314)
Capital loss deferrals	$(398,644)	$(4,084,846)

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the treatment of non-shareholder capital contributions and the realization for tax purposes of unrealized gains (losses) on certain futures contracts.

The accumulated capital losses listed above represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be limited due to large shareholder redemptions. The capital loss carryovers expire as follows:

	2010	2011	2012	2013	2014	2015	2016	2017
Long-Term Tax-Free	—	—	$(8,266)	$(142,310)	$(389,668)	—	$(415,549)	$(175,946)
High-Yield Municipal	$(4,876)	—	$(145,918)	$(700,317)	—	—	$(4,227,228)	$(8,112,975)

The capital loss deferrals listed above represent net capital losses incurred in the seven-month period ended May 31, 2009. The funds have elected to treat such losses as having been incurred in the following fiscal year for federal income tax purposes.

11. Recently Issued Accounting Standards

The Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (FAS 157), in September 2006, which is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands the required financial statement disclosures about fair value measurements. The adoption of FAS 157 did not materially impact the determination of fair value.

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities — an amendment of FASB Statement No. 133” (FAS 161). FAS 161 is effective for interim periods beginning after November 15, 2008 and has been adopted by the funds. FAS 161 amends and expands disclosures about derivative instruments and hedging activities. FAS 161 requires qualitative disclosures about the objectives and strategies of derivative instruments, quantitative disclosures about the fair value amounts of and gains and losses on derivative instruments, and disclosures of credit-risk-related contingent features in hedging activities.

12. Other Tax Information (Unaudited)
The following information is provided pursuant to provisions of the Internal Revenue Code.
The funds designate exempt interest dividends for the fiscal year ended May 31, 2009, as follows:
	Long-Term Tax-Free	High-Yield Municipal
Exempt interest dividends	$1,319,743	$12,722,626

Financial Highlights

Long-Term Tax-Free

Investor Class
For a Share Outstanding Throughout the Years Ended May 31 (except as noted)
	2009	2008	2007	2006(1)
Per-Share Data
Net Asset Value, Beginning of Period	$10.56	$10.78	$10.70	$10.72
Income From Investment Operations
Net Investment Income (Loss)	0.39	0.43	0.43	0.06
Net Realized and Unrealized Gain (Loss)	0.04	(0.22)	0.08	(0.02)
Total From Investment Operations	0.43	0.21	0.51	0.04
Distributions
From Net Investment Income	(0.39)	(0.43)	(0.43)	(0.06)
Net Asset Value, End of Period	$10.60	$10.56	$10.78	$10.70

Total Return(2)	4.32%	1.99%	4.84%	0.42%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	0.49%	0.49%	0.49%	0.49%(3)
Ratio of Net Investment Income (Loss)
to Average Net Assets	3.84%	4.02%	4.00%	3.85%(3)
Portfolio Turnover Rate	40%	257%	101%	62%
Net Assets, End of Period (in thousands)	$3,622	$1,071	$222	$25

(1)	April 3, 2006 (commencement of sale) through May 31, 2006.
(2)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(3)	Annualized.
See Notes to Financial Statements.

Long-Term Tax-Free

Institutional Class
For a Share Outstanding Throughout the Years Ended May 31 (except as noted)
	2009	2008	2007	2006(1)
Per-Share Data
Net Asset Value, Beginning of Period	$10.56	$10.78	$10.70	$10.72
Income From Investment Operations
Net Investment Income (Loss)	0.42	0.45	0.45	0.07
Net Realized and Unrealized Gain (Loss)	0.04	(0.22)	0.08	(0.02)
Total From Investment Operations	0.46	0.23	0.53	0.05
Distributions
From Net Investment Income	(0.42)	(0.45)	(0.45)	(0.07)
Net Asset Value, End of Period	$10.60	$10.56	$10.78	$10.70

Total Return(2)	4.53%	2.19%	5.05%	0.45%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	0.29%	0.29%	0.29%	0.29%(3)
Ratio of Net Investment Income (Loss)
to Average Net Assets	4.04%	4.22%	4.20%	4.05%(3)
Portfolio Turnover Rate	40%	257%	101%	62%
Net Assets, End of Period (in thousands)	$18,460	$17,661	$17,285	$16,456

(1)	April 3, 2006 (commencement of sale) through May 31, 2006.
(2)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(3)	Annualized.
See Notes to Financial Statements.

Long-Term Tax-Free

A Class
For a Share Outstanding Throughout the Years Ended May 31 (except as noted)
	2009	2008	2007	2006(1)	2006	2005
Per-Share Data
Net Asset Value,
Beginning of Period	$10.56	$10.78	$10.70	$10.72	$10.74	$11.06
Income From
Investment Operations
Net Investment
Income (Loss)	0.37	0.40	0.41	0.06	0.35(2)	0.33(2)
Net Realized and
Unrealized Gain (Loss)	0.04	(0.22)	0.08	(0.02)	(0.03)	(0.15)
Total From
Investment Operations	0.41	0.18	0.49	0.04	0.32	0.18
Distributions
From Net
Investment Income	(0.37)	(0.40)	(0.41)	(0.06)	(0.34)	(0.33)
From Net
Realized Gains	—	—	—	—	—	(0.17)
Total Distributions	(0.37)	(0.40)	(0.41)	(0.06)	(0.34)	(0.50)
Net Asset Value,
End of Period	$10.60	$10.56	$10.78	$10.70	$10.72	$10.74

Total Return(3)	4.06%	1.73%	4.58%	0.40%	3.01%	1.63%

Ratios/Supplemental Data
Ratio of Operating
Expenses to Average
Net Assets	0.74%	0.74%	0.74%	0.74%(4)	0.82%	0.84%
Ratio of Net Investment
Income (Loss) to
Average Net Assets	3.59%	3.77%	3.75%	3.60%(4)	3.21%	3.01%
Portfolio Turnover Rate	40%	257%	101%	62%	27%	43%
Net Assets, End of Period
(in thousands)	$20,619	$9,320	$12,233	$19,288	$36,834	$123,399

(1)	April 1, 2006 through May 31, 2006. Long-Term Tax-Free’s fiscal year end was changed from March 31 to May 31, resulting in a two-month annual reporting period. For the years before May 31, 2006, Long-Term Tax-Free’s fiscal year end was March 31.
(2)	Computed using average shares outstanding throughout the period.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not include any applicable sales charges. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(4)	Annualized.
See Notes to Financial Statements.

Long-Term Tax-Free

B Class
For a Share Outstanding Throughout the Years Ended May 31 (except as noted)
	2009	2008	2007	2006(1)	2006	2005
Per-Share Data
Net Asset Value,
Beginning of Period	$10.56	$10.78	$10.70	$10.72	$10.73	$11.06
Income From
Investment Operations
Net Investment
Income (Loss)	0.29	0.32	0.32	0.05	0.27(2)	0.26(2)
Net Realized and
Unrealized Gain (Loss)	0.04	(0.22)	0.08	(0.02)	(0.01)	(0.16)
Total From
Investment Operations	0.33	0.10	0.40	0.03	0.26	0.10
Distributions
From Net
Investment Income	(0.29)	(0.32)	(0.32)	(0.05)	(0.27)	(0.26)
From Net Realized Gains	—	—	—	—	—	(0.17)
Total Distributions	(0.29)	(0.32)	(0.32)	(0.05)	(0.27)	(0.43)
Net Asset Value,
End of Period	$10.60	$10.56	$10.78	$10.70	$10.72	$10.73

Total Return(3)	3.38%	0.87%	3.80%	0.28%	2.42%	0.89%

Ratios/Supplemental Data
Ratio of Operating
Expenses to Average
Net Assets	1.49%	1.49%	1.49%	1.49%(4)	1.50%	1.50%
Ratio of Operating
Expenses to Average
Net Assets (Before
Expense Waiver)	1.49%	1.49%	1.49%	1.49%(4)	1.54%	1.52%
Ratio of Net Investment
Income (Loss) to Average
Net Assets	2.84%	3.02%	3.00%	2.85%(4)	2.49%	2.36%
Ratio of Net Investment
Income (Loss) to Average
Net Assets (Before
Expense Waiver)	2.84%	3.02%	3.00%	2.85%(4)	2.45%	2.34%
Portfolio Turnover Rate	40%	257%	101%	62%	27%	43%
Net Assets, End of Period
(in thousands)	$869	$1,158	$1,416	$2,046	$2,081	$2,483

(1)	April 1, 2006 through May 31, 2006. Long-Term Tax-Free’s fiscal year end was changed from March 31 to May 31, resulting in a two-month annual reporting period. For the years before May 31, 2006, Long-Term Tax-Free’s fiscal year end was March 31.
(2)	Computed using average shares outstanding throughout the period.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not include any applicable sales charges. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(4)	Annualized.
See Notes to Financial Statements.

Long-Term Tax-Free

C Class
For a Share Outstanding Throughout the Years Ended May 31 (except as noted)
	2009	2008	2007	2006(1)
Per-Share Data
Net Asset Value, Beginning of Period	$10.56	$10.78	$10.70	$10.72
Income From Investment Operations
Net Investment Income (Loss)	0.29	0.32	0.32	0.05
Net Realized and Unrealized Gain (Loss)	0.04	(0.22)	0.08	(0.02)
Total From Investment Operations	0.33	0.10	0.40	0.03
Distributions
From Net Investment Income	(0.29)	(0.32)	(0.32)	(0.05)
Net Asset Value, End of Period	$10.60	$10.56	$10.78	$10.70

Total Return(2)	3.28%	0.98%	3.80%	0.26%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.49%	1.49%	1.49%	1.49%(3)
Ratio of Net Investment Income (Loss)
to Average Net Assets	2.84%	3.02%	3.00%	2.85%(3)
Portfolio Turnover Rate	40%	257%	101%	62%
Net Assets, End of Period (in thousands)	$3,749	$1,152	$41	$25

(1)	April 3, 2006 (commencement of sale) through May 31, 2006.
(2)	Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not include any applicable sales charges. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(3)	Annualized.
See Notes to Financial Statements.

High-Yield Municipal

Investor Class
For a Share Outstanding Throughout the Years Ended May 31
	2009	2008	2007	2006	2005
Per-Share Data
Net Asset Value, Beginning of Period	$9.63	$10.68	$10.50	$10.50	$10.04
Income From Investment Operations
Net Investment Income (Loss)	0.50	0.52	0.51	0.50	0.51
Net Realized and Unrealized Gain (Loss)	(1.72)	(1.05)	0.18	—(1)	0.46
Total From Investment Operations	(1.22)	(0.53)	0.69	0.50	0.97
Distributions
From Net Investment Income	(0.50)	(0.52)	(0.51)	(0.50)	(0.51)
Net Asset Value, End of Period	$7.91	$9.63	$10.68	$10.50	$10.50

Total Return(2)	(12.70)%	(5.01)%	6.70%	4.91%	9.84%

Ratios/Supplemental Data
Ratio of Operating Expenses
to Average Net Assets	0.62%	0.62%	0.62%	0.62%	0.63%
Ratio of Net Investment Income (Loss)
to Average Net Assets	5.97%	5.16%	4.80%	4.80%	4.92%
Portfolio Turnover Rate	44%	69%	36%	16%	30%
Net Assets, End of Period (in thousands)	$82,547	$87,127	$97,254	$84,896	$62,945

(1)	Per-share amount was less than $0.005.
(2)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
See Notes to Financial Statements.

High-Yield Municipal

A Class
For a Share Outstanding Throughout the Years Ended May 31
	2009	2008	2007	2006	2005
Per-Share Data
Net Asset Value, Beginning of Period	$9.63	$10.68	$10.50	$10.50	$10.04
Income From Investment Operations
Net Investment Income (Loss)	0.48	0.50	0.48	0.48	0.48
Net Realized and Unrealized Gain (Loss)	(1.72)	(1.05)	0.18	—(1)	0.46
Total From Investment Operations	(1.24)	(0.55)	0.66	0.48	0.94
Distributions
From Net Investment Income	(0.48)	(0.50)	(0.48)	(0.48)	(0.48)
Net Asset Value, End of Period	$7.91	$9.63	$10.68	$10.50	$10.50

Total Return(2)	(12.92)%	(5.25)%	6.43%	4.65%	9.56%

Ratios/Supplemental Data
Ratio of Operating Expenses
to Average Net Assets	0.87%	0.87%	0.87%	0.87%	0.88%
Ratio of Net Investment Income (Loss)
to Average Net Assets	5.72%	4.91%	4.55%	4.55%	4.67%
Portfolio Turnover Rate	44%	69%	36%	16%	30%
Net Assets, End of Period (in thousands)	$111,293	$140,037	$158,622	$129,681	$79,154

(1)	Per-share amount was less than $0.005.
(2)	Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not include any applicable sales charges. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
See Notes to Financial Statements.

High-Yield Municipal

B Class
For a Share Outstanding Throughout the Years Ended May 31
	2009	2008	2007	2006	2005
Per-Share Data
Net Asset Value, Beginning of Period	$9.63	$10.68	$10.50	$10.50	$10.04
Income From Investment Operations
Net Investment Income (Loss)	0.42	0.42	0.40	0.40	0.40
Net Realized and Unrealized Gain (Loss)	(1.72)	(1.05)	0.18	—(1)	0.46
Total From Investment Operations	(1.30)	(0.63)	0.58	0.40	0.86
Distributions
From Net Investment Income	(0.42)	(0.42)	(0.40)	(0.40)	(0.40)
Net Asset Value, End of Period	$7.91	$9.63	$10.68	$10.50	$10.50

Total Return(2)	(13.58)%	(5.96)%	5.64%	3.87%	8.75%

Ratios/Supplemental Data
Ratio of Operating Expenses
to Average Net Assets	1.62%	1.62%	1.62%	1.62%	1.63%
Ratio of Net Investment Income (Loss)
to Average Net Assets	4.97%	4.16%	3.80%	3.80%	3.92%
Portfolio Turnover Rate	44%	69%	36%	16%	30%
Net Assets, End of Period (in thousands)	$2,777	$3,805	$4,790	$4,468	$3,573

(1)	Per-share amount was less than $0.005.
(2)	Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not include any applicable sales charges. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
See Notes to Financial Statements.

High-Yield Municipal

C Class
For a Share Outstanding Throughout the Years Ended May 31
	2009	2008	2007	2006	2005
Per-Share Data
Net Asset Value, Beginning of Period	$9.63	$10.68	$10.50	$10.50	$10.04
Income From Investment Operations
Net Investment Income (Loss)	0.41	0.42	0.40	0.40	0.40
Net Realized and Unrealized Gain (Loss)	(1.72)	(1.05)	0.18	—(1)	0.46
Total From Investment Operations	(1.31)	(0.63)	0.58	0.40	0.86
Distributions
From Net Investment Income	(0.41)	(0.42)	(0.40)	(0.40)	(0.40)
Net Asset Value, End of Period	$7.91	$9.63	$10.68	$10.50	$10.50

Total Return(2)	(13.58)%	(5.96)%	5.64%	3.86%	8.74%

Ratios/Supplemental Data
Ratio of Operating Expenses
to Average Net Assets	1.62%	1.62%	1.62%	1.62%	1.63%
Ratio of Net Investment Income (Loss)
to Average Net Assets	4.97%	4.16%	3.80%	3.80%	3.92%
Portfolio Turnover Rate	44%	69%	36%	16%	30%
Net Assets, End of Period (in thousands)	$25,176	$34,072	$38,287	$29,862	$16,967

(1)	Per-share amount was less than $0.005.
(2)	Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not include any applicable sales charges. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Trustees of the American Century Municipal Trust and Shareholders of the Long-Term Tax-Free Fund and the High-Yield Municipal Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Long-Term Tax-Free Fund and the High-Yield Municipal Fund (two of the four funds comprising the American Century Municipal Trust, hereafter referred to as the “Funds”) at May 31, 2009, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
July 22, 2009

Management

The individuals listed below serve as trustees or officers of the funds. Each trustee serves until his or her successor is duly elected and qualified or until he or she retires. Effective March 2004, mandatory retirement age for independent trustees is 73. However, the mandatory retirement age may be extended for a period not to exceed two years with the approval of the remaining independent trustees. Those listed as interested trustees are “interested” primarily by virtue of their engagement as directors and/ or officers of, or ownership interest in, American Century Companies, Inc. (ACC) or its wholly owned, direct or indirect, subsidiaries, including the fund’s investment advisor, American Century Investment Management, Inc. (ACIM); the fund’s principal underwriter, American Century Investment Services, Inc. (ACIS); and the fund’s transfer agent, American Century Services, LLC (ACS).

The other trustees (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, ACIS and ACS. The trustees serve in this capacity for eight registered investment companies in the American Century Investments family of funds.

All persons named as officers of the funds also serve in similar capacities for the other 14 registered investment companies in the American Century Investments family of funds advised by ACIM or American Century Global Investment Management, Inc. (ACGIM), a wholly owned subsidiary of ACIM, except as noted. Only officers with policy-making functions are listed. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis.

Interested Trustee
Jonathan S. Thomas, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1963
Position(s) Held with Funds: Trustee (since 2007) and President (since 2007)
Principal Occupation(s) During Past 5 Years: President and Chief Executive Officer, ACC
(March 2007 to present); Chief Administrative Officer, ACC (February 2006 to
February 2007); Executive Vice President, ACC (November 2005 to February 2007).
Also serves as: President, Chief Executive Officer and Director, ACS; Executive
Vice President, ACIM and ACGIM; Director, ACIM, ACGIM, ACIS and other ACC subsidiaries. Managing Director, Morgan Stanley (March 2000 to November 2005)
Number of Portfolios in Fund Complex Overseen by Trustee: 103
Other Directorships Held by Trustee: None

Independent Trustees
John Freidenrich, 1665 Charleston Road, Mountain View, CA 94043
Year of Birth: 1937
Position(s) Held with Funds: Trustee (since 2005)
Principal Occupation(s) During Past 5 Years: Member and Manager, Regis Management
Company, LLC (money management firm) (April 2004 to present); Partner and
Founder, Bay Partners (venture capital firm) (1976 to 2006)
Number of Portfolios in Fund Complex Overseen by Trustee: 40
Other Directorships Held by Trustee: None

Ronald J. Gilson, 1665 Charleston Road, Mountain View, CA 94043
Year of Birth: 1946
Position(s) Held with Funds: Trustee (since 1995) and Chairman of the Board (since 2005)
Principal Occupation(s) During Past 5 Years: Charles J. Meyers Professor of Law and Business,
Stanford Law School (1979 to present); Marc and Eva Stern Professor of Law and
Business, Columbia University School of Law (1992 to present)
Number of Portfolios in Fund Complex Overseen by Trustee: 40
Other Directorships Held by Trustee: None

Frederick L.A. Grauer, 1665 Charleston Road, Mountain View, CA 94043
Year of Birth: 1946
Position(s) Held with Funds: Trustee (since 2008)
Principal Occupation(s) During Past 5 Years: Senior Advisor, Barclays Global Investors (asset manager) (2003 to present)
Number of Portfolios in Fund Complex Overseen by Trustee: 40
Other Directorships Held by Trustee: None

Peter F. Pervere, 1665 Charleston Road, Mountain View, CA 94043
Year of Birth: 1947
Position(s) Held with Funds: Trustee (since 2007)
Principal Occupation(s) During Past 5 Years: Retired, formerly Vice President and Chief
Financial Officer, Commerce One, Inc. (software and services provider)
Number of Portfolios in Fund Complex Overseen by Trustee: 40
Other Directorships Held by Trustee: None

Myron S. Scholes, 1665 Charleston Road, Mountain View, CA 94043
Year of Birth: 1941
Position(s) Held with Funds: Trustee (since 1980)
Principal Occupation(s) During Past 5 Years: Chairman, Platinum Grove Asset Management,
L.P. (asset manager) (1999 to present); Frank E. Buck Professor of Finance-Emeritus,
Stanford Graduate School of Business (1996 to present)
Number of Portfolios in Fund Complex Overseen by Trustee: 40
Other Directorships Held by Trustee: Dimensional Fund Advisors

John B. Shoven, 1665 Charleston Road, Mountain View, CA 94043
Year of Birth: 1947
Position(s) Held with Funds: Trustee (since 2002)
Principal Occupation(s) During Past 5 Years: Professor of Economics, Stanford University
(1973 to present)
Number of Portfolios in Fund Complex Overseen by Trustee: 40
Other Directorships Held by Trustee: Cadence Design Systems; E×ponent

Jeanne D. Wohlers, 1665 Charleston Road, Mountain View, CA 94043
Year of Birth: 1945
Position(s) Held with Funds: Trustee (since 1984)
Principal Occupation(s) During Past 5 Years: Retired
Number of Portfolios in Fund Complex Overseen by Trustee: 40
Other Directorships Held by Trustee: None

Officers
Barry Fink, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1955
Position(s) Held with Funds: Executive Vice President (since 2007)
Principal Occupation(s) During Past 5 Years: Chief Operating Officer and Executive Vice
President, ACC (September 2007 to present); President, ACS (October 2007 to present); Managing Director, Morgan Stanley (2000 to 2007); Global General
Counsel, Morgan Stanley (2000 to 2006). Also serves as: Director, ACC, ACS, ACIS and other ACC subsidiaries

Maryanne Roepke, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1956
Position(s) Held with Funds: Chief Compliance Officer (since 2006) and Senior Vice
President (since 2000)
Principal Occupation(s) During Past 5 Years: Chief Compliance Officer, ACIM, ACGIM and ACS
(August 2006 to present); Assistant Treasurer, ACC (January 1995 to August 2006);
and Treasurer and Chief Financial Officer, various American Century Investments funds (July 2000 to August 2006). Also serves as: Senior Vice President, ACS

Charles A. Etherington, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1957
Position(s) Held with Funds: General Counsel (since 2007) and Senior Vice President
(since 2006)
Principal Occupation(s) During Past 5 Years: Attorney, ACC (February 1994 to present); Vice
President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as: General Counsel, ACIM, ACGIM, ACS, ACIS and other
ACC subsidiaries; and Senior Vice President, ACIM, ACGIM and ACS

Robert Leach, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1966
Position(s) Held with Funds: Vice President, Treasurer and Chief Financial Officer (all
since 2006)
Principal Occupation(s) During Past 5 Years: Vice President, ACS (February 2000 to present); and
Controller, various American Century Investments funds (1997 to September 2006)

Jon Zindel, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1967
Position(s) Held with Funds: Tax Officer (since 2000)
Principal Occupation(s) During Past 5 Years: Chief Financial Officer and Chief Accounting
Officer, ACC (March 2007 to present); Vice President, ACC (October 2001 to present); Vice President, certain ACC subsidiaries (October 2001 to August 2006);
Vice President, Corporate Tax, ACS (April 1998 to August 2006). Also serves as:
Chief Financial Officer, Chief Accounting Officer and Senior Vice President, ACIM,
ACGIM, ACS and other ACC subsidiaries; and Chief Accounting Officer and Senior
Vice President, ACIS

The SAI has additional information about the funds’ trustees and is available without charge, upon request, by calling 1-800-345-2021.

Additional Information

Proxy Voting Guidelines

American Century Investment Management, Inc., the funds’ investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the funds. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The funds’ Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The funds also make their complete schedule of portfolio holdings for the most recent quarter of their fiscal year available on their website at americancentury.com and, upon request, by calling 1-800-345-2021.

Index Definitions

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The Barclays Capital Municipal Bond Index is a market value-weighted index designed for the long-term tax-exempt bond market.

The Barclays Capital 3-Year Municipal Bond Index is composed of those securities included in the Barclays Capital Municipal Bond Index that are investment-grade and have maturities between two and four years.

The Barclays Capital 5-Year General Obligation (GO) Index is composed of investment-grade U.S. municipal securities, with maturities of four to six years, that are general obligations of a state or local government.

The Barclays Capital Long-Term Municipal Bond Index is composed of those securities included in the Barclays Capital Municipal Bond Index that have maturities greater than 22 years.

The Barclays Capital Non-Investment-Grade Municipal Bond Index is composed of non-investment grade U.S. municipal securities with a remaining maturity of one year or more.

The Barclays Capital U.S. Aggregate Index represents securities that are taxable, registered with the Securities and Exchange Commission, and U.S. dollar-denominated. The index covers the U.S. investment-grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

The Barclays Capital U.S. Treasury Index is composed of those securities included in the Barclays Capital Brothers U.S. Aggregate Index that are public obligations of the U.S. Treasury with a remaining maturity of one year or more.

Contact Us
americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or
816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored
Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers,
Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113
American Century Municipal Trust
Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc., Distributor

©2009 American Century Proprietary Holdings, Inc. All rights reserved.

0907
CL-ANN-65841N

ITEM 2.  CODE OF ETHICS.

(a)
The registrant has adopted a Code of Ethics for Senior Financial Officers that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions.

(b)	No response required.

(c)	None.

(d)	None.

(e)	Not applicable.

(f)
The registrant’s Code of Ethics for Senior Financial Officers was filed as Exhibit 12 (a)(1) to American Century Asset Allocation Portfolios, Inc.’s Annual Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005, and is incorporated herein by reference.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1)	The registrant's board has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2)	Peter F. Pervere, Jeanne D. Wohlers and Ronald J. Gilson are the registrant's designated audit committee financial experts. They are "independent" as defined in Item 3 of Form N-CSR.

(a)(3)	Not applicable.

(b)	No response required.

(c)	No response required.

(d)	No response required.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees.

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were as follows:

FY 2008:                              $  84,891
FY 2009:                              $109,709

(b)	Audit-Related Fees.

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were as follows:

For services rendered to the registrant:
FY 2008: $0 FY 2009: $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2008: $0 FY 2009: $0

(c)	Tax Fees.

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were as follows:

For services rendered to the registrant:

FY 2008:                              $0
FY 2009:                              $26,200

These services included assistance with communications and filings to the Internal Revenue Service for a change in accounting method.

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2008:                              $0
FY 2009:                              $26,200

(d)	All Other Fees.

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were as follows:

For services rendered to the registrant:
FY 2008: $0 FY 2009: $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):
FY 2008: $0 FY 2009: $0

(e)(1)
In accordance with paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X, before the accountant is engaged by the registrant to render audit or non-audit services, the engagement is approved by the registrant’s audit committee.  Pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, the registrant’s audit committee also pre-approves its accountant’s engagements for non-audit services with the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

(e)(2)
All services described in each of paragraphs (b) through (d) of this Item were pre-approved before the engagement by the registrant’s audit committee pursuant to paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X.  Consequently, none of such services were required to be approved by the audit committee pursuant to paragraph (c)(7)(i)(C).

(f)
The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than 50%.

(g)
The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were as follows:

FY 2008:                              $  90,000
FY 2009:                              $147,476

(h)
The registrant’s investment adviser and accountant have notified the registrant’s audit committee of all non-audit services that were rendered by the registrant’s accountant to the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides services to the registrant, which services were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.  The notification provided to the registrant’s audit committee included sufficient details regarding such services to allow the registrant’s audit committee to consider the continuing independence of its principal accountant.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.  INVESTMENTS.

(a)	The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

(b)	Not applicable.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

During the reporting period, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board.

ITEM 11.  CONTROLS AND PROCEDURES.

(a)
The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.  EXHIBITS.

(a)(1)
Registrant’s Code of Ethics for Senior Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR, was filed as Exhibit 12(a)(1) to American Century Asset Allocation Portfolios, Inc.’s Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005.

(a)(2)
Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are filed and attached hereto as EX-99.CERT.

(a)(3)	Not applicable.

(b)	A certification by the registrant’s chief executive officer and chief financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, is furnished and attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	AMERICAN CENTURY MUNICIPAL TRUST

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President

Date:	July 30, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President
(principal executive officer)

Date:	July 30, 2009

By:	/s/ Robert J. Leach
	Name:	Robert J. Leach
	Title:	Vice President, Treasurer, and
Chief Financial Officer
(principal financial officer)

Date:	July 30, 2009